                                                                EXHIBIT 16(C)(4)

BCT InternationaL, Inc.                                            CONFIDENTIAL
--------------------------------------------------------------------------------
11.20.01


                                     [LOGO]


         PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

This presentation and its analyses are only for the use of the Special Committee of the Board of Directors and are not intended to, nor should they be, relied upon by any other party, including shareholders of the Company. The consent of Capitalink is required prior to the disclosure to any third party of this presentation, its analyses, or of the assessments made by Capitalink. These materials are based solely on information contained in publicly available documents and certain other information provided to Capitalink by management and the Special Committee. Capitalink has not attempted to investigate or verify the accuracy or completeness of such publicly available information or other information provided to Capitalink. Capitalink has relied upon the accuracy and completeness of such publicly available information and other information supplied to Capitalink. These materials are being furnished, and should be considered only in connection with, the oral presentation being provided by Capitalink in connection herewith. The preparation of these materials was completed on November 16, 2001 based on information publicly available or supplied to Capitalink through such date (except that Capitalink reviewed two draft Agreements and Plans of Merger dated November 19 and 20, 2001). Capitalink is not obligated to update this presentation or its analyses to reflect any information that becomes publicly available or that is provided to Capitalink after such date.

                                                                          [LOGO]


                                                   Smart Investment Banking (SM)

BCT InternationaL, Inc.                                            CONFIDENTIAL
--------------------------------------------------------------------------------
TABLE OF CONTENTS




                TRANSACTION OVERVIEW .........................  3

                OVERVIEW OF COMPANY .......................... 15

                VALUATION ANALYSIS ........................... 32

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BCT InternationaL, Inc.                                            CONFIDENTIAL
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                              TRANSACTION OVERVIEW

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BCT InternationaL, Inc.                                            CONFIDENTIAL
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TRANSACTION OVERVIEW
INTRODUCTION

        . The Special Committee of the Board of Directors of BCT International, Inc. ("BCT" or the "Company") has retained Capitalink, L.C. ("Capitalink") to render an opinion as to the fairness, from a financial point of view, of a proposal by Phoenix Group of Florida, Inc. ("Phoenix") to purchase, by means of merger to be voted on by the Company's stockholders, all of the Company's outstanding common stock that is not beneficially owned by Phoenix or William A. Wilkerson ("Wilkerson"), or their respective affiliates (collectively the "Phoenix Group") (the "Proposed Transaction").

        . The Company's common stock is publicly traded on the over-the-counter market under the symbol "BCTI", and as of August 31, 2001, there were approximately 5,121,000 shares of the Company's common stock outstanding (excluding treasury shares).

        . The closing price of the Company's stock on November 16, 2001 (date presentation materials completed) and September 20, 2001 (date first offer was communicated) was $0.69 and $0.65, respectively.

        . The consideration proposed by Phoenix is $1.13 in cash for each share of the Company's common stock not beneficially owned by the Phoenix Group.

        . Wilkerson, who is also the Company's Chairman and Chief Executive Officer, owns Phoenix.

        . As reported in the Schedule 13D/A filed by the Phoenix Group on September 7, 2001, Phoenix beneficially owns 2,702,312 shares of common stock or 51.6% of the issued and outstanding common stock and Wilkerson beneficially owns 62,675 shares of common stock or 1.2% of the issued and outstanding common stock. In addition, Wilkerson has an option to acquire an additional 330,000 shares of the common stock pursuant to the Company's employee option plan. If this option were

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BCT InternationaL, Inc.                                            CONFIDENTIAL
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TRANSACTION OVERVIEW
INTRODUCTION

           exercised Wilkerson would be the owner of 392,675 shares of common stock or 7.1% of the issued and outstanding common stock.

        . As reported in the Schedule 13D/A on or about September 1, 2001, Phoenix entered into various oral agreements to privately purchase an aggregate of 288,858 shares of common stock from several shareholders for a purchase price of $0.90 per share. In addition, Phoenix reported that it had exercised a previously disclosed option dated May 31, 2001 to purchase 623,782 shares from a private shareholder for a purchase price of $1.75 per share.

        . In connection with its purchases Phoenix borrowed certain funds pursuant to a $2,000,000 bank credit facility. As reported in the Company's Form 8-K filed on August 31, 2001, as a condition of the borrowing, the Company agreed to provide a corporate guaranty, including a pledge of substantially all of the Company assets. Wilkerson requested that the Company provide this guaranty. The Company formed a Special Committee of the Board of Directors consisting of Jeffrey Hewson and Phil Pisciotta to consider this request. Acting on the Special Committee's recommendation, the Company entered into an agreement with Phoenix and Wilkerson (the "Phoenix Agreement") to provide the corporate guaranty on the conditions that:

           1. The last year of Wilkerson's employment agreement with the Company was eliminated, so that the agreement now terminates on February 28, 2002.

           2. Wilkerson and Phoenix, jointly and severally, agreed to (i) grant the Company an assignable one-year option to repurchase all of the shares of the Company's common stock bought with the borrowed funds at the same price paid by Phoenix and (ii) pay the Company's expenses incurred in connection with the transaction described below, unless (a) Wilkerson and/or Phoenix make an offer (which may be contingent upon the receipt of financing) on or before

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
INTRODUCTION


               September30, 2001, to purchase for cash all of the Company's shares which are held by all other shareholders, and providing for a closing of that transaction on or before April 15, 2002 and
               (b) such transaction closes on terms deemed fair to the Company and its shareholders by the Special Committee.

          3. Wilkerson and Phoenix, jointly and severally, agreed to immediately reimburse the Company and its subsidiary (Business Cards Tomorrow, Inc.) for all payments the Company (and its subsidiary) make pursuant to the corporate guaranty described above. As collateral for their reimbursement obligations, Wilkerson and Phoenix granted to the Company a first priority security interest in any and all shares of the Company's common stock which Phoenix purchases with the borrowed funds and a subordinated security interest in the 935,382 shares of the Company's common stock already owned by Phoenix and pledged to the bank.

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
SUMMARY OF PROPOSED TRANACTIONS TERMS

              Price:                     $1.13 per share.

              Transaction Structure:     The Phoenix Group will acquire the
                                         outstanding common stock of the Company
                                         that it does not own through a merger
                                         with a wholly owned subsidiary of
                                         Phoenix with the Company, which shall
                                         continue to operate under the name BCT
                                         International, Inc.

              Estimated Timetable:       The agreement is terminable by either
                                         party if not consummated on or prior to
                                         April 15, 2002.

              Dissenters Rights:         The consummation of the proposed
                                         transaction is conditioned, among other
                                         things, on holders of no more than 25%
                                         of the Company's outstanding common
                                         stock exercising their right to dissent
                                         from the Proposed Transaction, under
                                         the Delaware General Corporation Law
                                         (the "DGCL"). To the extent provided by
                                         the DGCL, Phoenix will not make any
                                         payment of merger consideration with
                                         respect to shares held by any person
                                         who elects to demand appraisal of such
                                         dissenting stockholder's shares and
                                         duly and timely complies with all the
                                         provisions of the DGCL concerning the
                                         right of holders of shares to require
                                         appraisal of their shares, but such
                                         dissenting stockholders shall have the
                                         right to receive such consideration as
                                         may be determined to be due such
                                         dissenting stockholders pursuant to the
                                         DGCL.

              Stock Options:             The Company will take necessary action
                                         to cause all outstanding options to
                                         terminate and expire upon consummation
                                         of the Proposed Transaction. Any shares
                                         issued prior to closing pursuant to the
                                         exercise of options will be acquired at
                                         $1.13 per share. Notwithstanding the
                                         foregoing, no

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
SUMMARY OF PROPOSED TRANACTIONS TERMS


              consideration shall be paid with respect to Company options beneficially owned by Wilkerson.

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
BACKGROUND OF AND EVENTS LEADING TO PROPOSED TRANSACTION

           . May 21, 2001: Wilkerson acquires an option to purchase 623,782 shares of the Company's common stock at an exercise price of $1.75 per share from a private shareholder.

           . June 19, 2001: A special committee was formed consisting of Jeffrey Hewson and Phil Pisciotta.

           . June 29, 2001: Wilkerson files an amended Form 13D disclosing the option and that he is considering various alternative courses of action with respect to the management and ongoing operations of the Company, including without limitation: (i) the acquisition of additional common stock of the Company; (ii) the acquisition of all or substantially all of the assets of the Company or all of the remaining outstanding Common Stock of the Company (whether by means of a merger or another form of transaction); (iii) meetings and discussions with the Board of Directors of the Company (on which Wilkerson already serves) with the intent to influence the Company's business and affairs in this regard; and (iv) any other activities deemed by Wilkerson to be effective for the purpose of so influencing the business and affairs of the Company.

           . August 9, 2001: The Company enters into the Phoenix Agreement with Phoenix and Wilkerson in which the Company guarantees a $2,000,000 loan for the benefit of Phoenix and Wilkerson.

           . August 22, 2001: Phoenix and Wilkerson jointly file a Form 13D disclosing that Wilkerson transferred 935,582 shares of common stock to Phoenix and that Phoenix acquired the rights to purchase 618,442 shares of Common Stock at a price of $1.50 per share from a private shareholder. In addition, the Form 13D discloses that on August 20 and 21, 2001, Phoenix purchased 237,848 shares of common stock in private transactions for an aggregate purchase price of $214,063 ($.90 per share).

           . August 31, 2001: The Company files a Form 8-K disclosing the Phoenix Agreement.

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
BACKGROUND OF AND EVENTS LEADING TO PROPOSED TRANSACTION

           . September 7, 2001: Phoenix and Wilkerson file an amended Schedule 13D disclosing, among other things, private purchases totaling 288,858 shares of common stock at a purchase price of $0.90 per share.

           . September 10, 2001: On September 10, 2001, the Company's common stock was delisted from NASDAQ National Market based on its failure to meet the minimum market value public float requirement of $5 million and began trading on the OTC Bulletin Board.

           . September 20, 2001: Offer letter from Phoenix to the Company's Board indicating a proposal to acquire the Company's outstanding stock not owned or controlled by the Phoenix Group for $0.85 per share in cash. The Special Committee retains Capitalink to provide the fairness opinion in connection with the Proposed Transaction. Capitalink provides Special Committee with document request list.

           . October 4, 2001: Capitalink reviews with the Special Committee its preliminary analysis of the Proposed Transaction and the potential valuation range of the Company.

           . October 16, 2001: Conference call for Capitalink to update the Special Committee on its findings.

           . October 18, 2001: Conference call for Capitalink to update the Special Committee on its findings.

           . October 22, 2001: Special Committee receives verbal offer increasing per share consideration to $0.95.

           . October 24, 2001: Conference call for Capitalink to update the Special Committee on its findings.

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
BACKGROUND OF AND EVENTS LEADING TO PROPOSED TRANSACTION


          . October 26, 2001: Special Committee receives verbal offer increasing per share consideration to $1.10.

          . November 1, 2001: Conference call for Capitalink to update the Special Committee on its findings.

          . November 5, 2001: Special Committee receives written offer increasing per share consideration to $1.13.

          . November 7, 2001: Conference call for the Special Committee to discuss the $1.13 per share offer that has been verbally communicated.

          . November 15, 2001: Draft Agreement and Plan of Merger circulated which includes the $1.13 per share offer.

          . November 19, 2001: Amended Draft Agreement and Plan of Merger circulated.

          . November 20, 2001: Draft Final Agreement and Plan of Merger circulated.

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
SCOPE OF ENGAGEMENT

          . The Special Committee has retained Capitalink to render an opinion as to the fairness, from a financial point of view, of a proposal by Phoenix to purchase, by means of a merger to be voted on by the Company's stockholders, all of the Company's outstanding common stock not beneficially owned by the Phoenix Group.

          .    For purposes of rendering its opinion, Capitalink has:

                    . Reviewed documents relating to the Proposed Transaction, including a draft Agreement and Plan of Merger among Phoenix, Phoenix Acquisition Corp., and the Company, as received on November 20, 2001 (the "Agreement"). Capitalink assumes that the Proposed Transaction will be consummated in accordance with the terms described in the Agreement, and that any revisions thereto will not be detrimental to the Company or to the holders of its common stock, other than the Phoenix Group.

                    . Reviewed publicly available financial information and other data with respect to the Company, including the Annual Report on Form 10-K for the fiscal year ended February 28, 2001, the Quarterly Report on Form 10-Q for the quarter ended August 31, 2001, the Current Report on Form 8-K dated August 15, 2001, the amended
                         Schedule 13D dated June 20, 2001 filed by Wilkerson, the Schedule 13D dated August 15, 2001 filed by Phoenix and Wilkerson, the amended Schedule 13D dated August 29, 2001 filed by Steven N. Bronson, the amended
                         Schedule 13D dated September 1, 2001 filed by Phoenix and Wilkerson, and certain other relevant financial and operating data relating to the Company made available to Capitalink.

                    . Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to those of BCT (however, no companies were deemed to be directly comparable to BCT).

                    . Reviewed and analyzed the premium to be paid in the Proposed Transaction and premiums paid in certain other transactions (however, no transactions were deemed to be directly comparable to the Proposed Transaction).

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
SCOPE OF ENGAGEMENT

               . Reviewed and discussed with representatives of the management of BCT certain financial and operating information furnished by them, including financial analyses and projections and related assumptions with respect to the business, operations and prospects of the Company.

               . Considered the historical financial results and present financial condition of BCT.

               . Reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of BCT.

               . Inquired about and discussed the Proposed Transaction and other matters related thereto with BCT management, the Special Committee and its legal counsel.

               . Performed such other analyses and examinations as were deemed appropriate

          . The Capitalink opinion is necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of, November 16, 2001. Accordingly, although subsequent developments may affect its opinion, Capitalink does not assume any obligation to update, review or reaffirm its opinion.

          . Capitalink has relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by it without assuming any responsibility for any independent verification of any such information and has further relied upon the assurances of Company management that it is not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections utilized, Capitalink assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such projections provide a reasonable basis upon which it could form an opinion.

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BCT International, Inc.                                             CONFIDENTIAL
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TRANSACTION OVERVIEW
SCOPE OF ENGAGEMENT

               . Capitalink has not made a physical inspection of the properties and facilities of BCT, and has not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of the Company.

               . Capitalink assumed that the Proposed Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. In addition, based upon discussions with the Company, it is assumed that the Proposed Transaction will be a taxable event to the BCT shareholders.

               . Capitalink has not been requested to opine as to, and the opinion does not in any manner address, the underlying business decision of BCT to proceed with or affect the Proposed Transaction.

               . Capitalink has not been requested to explore any alternatives to the Proposed Transaction.

               . The opinion does not intend to be and does not constitute a recommendation to any shareholder of BCT as to how such shareholder should vote with respect to the Proposed Transaction if such matter is put before the shareholders.

Page 14

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BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------








                               OVERVIEW OF COMPANY

Page 15

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BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
SUMMARY

               . The Company operates the Business Cards Tomorrow franchise system, the world's largest wholesale franchise printing chain.

               . The Company was founded in 1975, and its franchises specialize in thermography products, labels, rubber stamps and business announcements for resale by retail printing providers.

               . Thermography is a specialized printing process that gives a raised printing effect similar to engraving and requires specialized equipment and operating techniques which commercial printers, quick printers, office superstores and other retail dealers choose not to invest in.

               . The franchises typically operate through the placement of business card, stationery, rubber stamp and labels catalogs with commercial and retail "quick" printers, office superstores, forms brokers, office supply companies and stationers in the franchises' trade areas.

               . Franchises specialize in the fast turnaround of their products, delivering many items, such as business cards, in one business day, with most products being delivered within two days of the date of order.

               . BCT's operations also include the Pelican Paper Products Division ("PPP") that supplies paper products, press supplies and press parts to the BCT franchises. PPP is a primary supplier of paper products for the BCT franchises. PPP purchases raw paper directly from paper mills and paper brokers and utilizes the services of converters to convert the raw material to finished paper products.

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BCT International, Inc.                                             CONFIDENTIAL
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OVERVIEW OF COMPANY
SUMMARY

          . PPP also performs converting and handling services for third parties. PPP utilizes three public storage facilities located strategically throughout the United States to house and ship out paper products to the franchises.

          . BCT derives revenues from five principal sources: (i) royalties, which are based on a percentage of sales of the BCT franchises;
               (ii) franchise fees from newly franchised franchises and resale fees from the resale of operating franchises; (iii) sales of paper products to franchisees; (iv) catalog and miscellaneous equipment and parts sales classified as printing sales; and (v) interest income from financing franchise acquisitions (primarily resales) and receivables.

          . Capitalink noted several general factors to be considered in connection with the status of BCT as a publicly traded company:

                  . On September 10, 2001, the Company's common stock was delisted from NASDAQ National Market based on its failure to meet the minimum market value public float requirement of $5 million and began trading on the OTC Bulletin Board.

                  . As noted hereinafter, the Company does not have a distinct comparable peer group. For this reason, among others, the Company does not have any analyst coverage.

                  . The Company's common stock historically has a limited trading volume and therefore a lack of liquidity for the Company's shareholders.

                  . The Company is not part of a high-growth industry that attracts investor interest and a high trading multiple.

                  . The Company has not realized the benefits of public company status (i.e., ability to raise capital, use of stock as currency in acquisitions), but incurs the increased expenses necessary to comply with reporting requirements and other public company obligations.

Page 17

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BCT International, Inc.                                             CONFIDENTIAL
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OVERVIEW OF COMPANY
FINANCIAL REVIEW

          . Capitalink reviewed the Company's historical financial data and noted decreasing revenue both for the three months and the six months ended August 31, 2001 as compared to the corresponding periods in the prior fiscal year.

          . Earnings from operations have decreased over the last two years and, on an annualized basis, for the six months ended August 31, 2001.

          . Capitalink also reviewed the Company's systemwide historical and projected sales information. In addition, Capitalink also reviewed Company projections for the fiscal years ending February 2002, 2003 and 2004.

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BCT International, Inc.                                             CONFIDENTIAL
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OVERVIEW OF COMPANY
FINANCIAL REVIEW

Comparative Summary Income Statements
($ in thousands except per share)

                                                                                                      for 6 months ended     LTM
                                                            for years ended February 28/29,                August 31,     August 31,
                                                    ------------------------------------------------- ------------------  ----------
                                                      1997      1998      1999      2000      2001      2000      2001       2001
                                                    ------------------------------------------------- ------------------  ----------
Royalties and Franchise Fees                        $  4,852  $  4,921  $  5,356  $  5,394  $  5,267  $  2,757  $  2,614   $  5,124
Paper and Printing Sales                              10,118    11,734    12,817    13,881    13,424     6,911     6,385     12,898
Sales of Franchises                                       40        44        87        27        46        24        22         44
Other Fees                                                 -         -         -         -       262       169       173        266
                                                    ------------------------------------------------- ------------------  ----------
                                      Total Revenue   15,010    16,699    18,260    19,302    18,999     9,861     9,194     18,332
                                                    ------------------------------------------------- ------------------  ----------

Cost of Paper and Printing Sales                       8,823     9,857    10,939    11,574    11,605     5,877     5,527     11,255
Selling, General & Administrative                      5,820     4,171     4,290     6,619     6,455     2,553     3,240      7,142
Depreciation and Amortization                            247       199       186       189       232       101       114        245
                                                    ------------------------------------------------- ------------------  ----------
                           Total Operating Expenses   14,890    14,227    15,415    18,382    18,292     8,531     8,881     18,642
                                                    ------------------------------------------------- ------------------  ----------
                            Operating Income (Loss)      120     2,472     2,845       920       707     1,330       313       (310)

Interest Income (Expense)                                206       321       340       336       381       100       139        420
Other Income (Expense)                                     -         2         6       952        49         -         -         49
                                                    ------------------------------------------------- ------------------  ----------
                              Pre-tax Income (Loss)      326     2,795     3,191     2,208     1,137     1,430       452        159
Income Tax (Benefit)                                      54       986       690       837       442       557       176         61
                                                    ------------------------------------------------- ------------------  ----------
     Income (Loss) from Continuing Operations            272     1,809     2,501     1,371       695       873       276         98

Discontinued Operations, net of Taxes                   (657)     (244)     (327)     (357)      (31)      (31)        -          -
                                                    ------------------------------------------------- ------------------  ----------
                                  Net Income (Loss) $   (385) $  1,565  $  2,174  $  1,014  $    664  $    842  $    276   $     98
                                                    ================================================= ==================  ==========

Property & Equipment Depreciation & Amortization    $    221  $    173  $    160  $    163  $    206  $     87  $    100   $    219
                                                    ================================================= ==================  ==========
Total Depreciation & Amortization                   $    247  $    199  $    186  $    189  $    232  $    101  $    114   $    245
                                                    ================================================= ==================  ==========
Capital Expenditures, net of Disposals (CAPEX, net) $    240  $     88  $     82  $    262  $    150  $    132  $     51   $     69
                                                    ================================================= ==================  ==========

Basic Earnings Per Share:
   From Continuing Operations                       $   0.05  $   0.35  $   0.47  $   0.26  $   0.13  $   0.17  $   0.05   $   0.01
                                                    ================================================= ==================  ==========
   From Extraordinary Items                         $  (0.13) $  (0.05) $  (0.06) $  (0.07) $  (0.01) $  (0.01) $      -   $      -
                                                    ================================================= ==================  ==========
   Net Income (Loss)                                $  (0.08) $   0.30  $   0.41  $   0.19  $   0.13  $   0.16  $   0.05   $   0.02
                                                    ================================================= ==================  ==========
Weighted Average Shares Outstanding (thousands)        5,018     5,230     5,323     5,257     5,214     5,231     5,124
                                                    ================================================= ==================

Diluted Earnings Per Share:
   From Continuing Operations                       $   0.05  $   0.33  $   0.45  $   0.25  $   0.13  $   0.17  $   0.05   $   0.01
                                                    ================================================= ==================  ==========
   From Extraordinary Items                         $  (0.13) $  (0.04) $  (0.06) $  (0.07) $  (0.01) $  (0.01) $      -   $      -
                                                    ================================================= ==================  ==========
   Net Income (Loss)                                $  (0.08) $   0.28  $   0.39  $   0.19  $   0.13  $   0.16  $   0.05   $   0.02
                                                    ================================================= ==================  ==========
Weighted Average Shares Outstanding (thousands)        5,018     5,540     5,596     5,388     5,235     5,246     5,124
                                                    ================================================= ==================

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

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BCT International, Inc.                                             CONFIDENTIAL
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OVERVIEW OF COMPANY
FINANCIAL REVIEW


Common Sized Summary Income Statements

                                                                                                   for 6 months ended     LTM
                                                             for years ended February 28/29,            August 31,     August 31,
                                                     --------------------------------------------  ------------------  ----------
                                                        1997     1998     1999     2000     2001      2000      2001      2001
                                                     --------------------------------------------  ------------------  ----------
Royalties and Franchise Fees                            32.3%    29.5%    29.3%    27.9%    27.7%     28.0%     28.4%       28.0%
Paper and Printing Sales                                67.4%    70.3%    70.2%    71.9%    70.7%     70.1%     69.4%       70.4%
Sales of Franchises                                      0.3%     0.3%     0.5%     0.1%     0.2%      0.2%      0.2%        0.2%
Other Fees                                               0.0%     0.0%     0.0%     0.0%     1.4%      1.7%      1.9%        1.5%
                                                     --------------------------------------------  ------------------  ----------
                                      Total Revenue    100.0%   100.0%   100.0%   100.0%   100.0%    100.0%    100.0%      100.0%
                                                     --------------------------------------------  ------------------  ----------

Cost of Paper and Printing Sales                        58.8%    59.0%    59.9%    60.0%    61.1%     59.6%     60.1%       61.4%
Selling, General & Administrative                       38.8%    25.0%    23.5%    34.3%    34.0%     25.9%     35.2%       39.0%
Depreciation and Amortization                            1.6%     1.2%     1.0%     1.0%     1.2%      1.0%      1.2%        1.3%
                                                     --------------------------------------------  ------------------  ----------
                           Total Operating Expenses     99.2%    85.2%    84.4%    95.2%    96.3%     86.5%     96.6%      101.7%
                                                     --------------------------------------------  ------------------  ----------
                            Operating Income (Loss)      0.8%    14.8%    15.6%     4.8%     3.7%     13.5%      3.4%       -1.7%

Interest Income (Expense)                                1.4%     1.9%     1.9%     1.7%     2.0%      1.0%      1.5%        2.3%
Other Income (Expense)                                   0.0%     0.0%     0.0%     4.9%     0.3%      0.0%      0.0%        0.3%
                                                     --------------------------------------------  ------------------  ----------
                              Pre-tax Income (Loss)      2.2%    16.7%    17.5%    11.4%     6.0%     14.5%      4.9%        0.9%
Income Tax (Benefit)                                     0.4%     5.9%     3.8%     4.3%     2.3%      5.6%      1.9%        0.3%
                                                     --------------------------------------------  ------------------  ----------
           Income (Loss) from Continuing Operations      1.8%    10.8%    13.7%     7.1%     3.7%      8.9%      3.0%        0.5%

Discontinued Operations, net of Taxes                   -4.4%    -1.5%    -1.8%    -1.8%    -0.2%     -0.3%      0.0%        0.0%
                                                     --------------------------------------------  ------------------  ----------
                                  Net Income (Loss)     -2.6%     9.4%    11.9%     5.3%     3.5%      8.5%      3.0%        0.5%
                                                     ============================================  ==================  ==========

Property & Equipment Depreciation & Amortization         1.5%     1.0%     0.9%     0.8%     1.1%      0.9%      1.1%        1.2%
                                                     ============================================  ==================  ==========
Total Depreciation & Amortization                        1.6%     1.2%     1.0%     1.0%     1.2%      1.0%      1.2%        1.3%
                                                     ============================================  ==================  ==========
Capital Expenditures, net of Disposals (CAPEX, net)      1.6%     0.5%     0.4%     1.4%     0.8%      1.3%      0.6%        0.4%
                                                     ============================================  ==================  ==========


--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
FINANCIAL REVIEW


Comparative Summary Balance Sheets
($ in thousands, except per share)

                                                            as of February 28/29,                  as of August 31,
                                            --------------------------------------------------  --------------------
                                               1997      1998      1999      2000      2001        2000      2001
                                            --------------------------------------------------  --------------------
Assets
Current Assets
   Cash & Equivalents                        $    314  $    989  $  1,143  $  1,906  $  1,799    $  1,316  $  3,170
   Accounts and Notes Receivable, net           1,641     2,418     3,252     3,293     3,568       3,100     2,043
   Inventory                                    2,468     2,354     2,122     2,359     2,352       2,648     2,375
   Deferred Income Taxes                          312       919       476       482       321         408       321
   Prepaid & Other                                523       950     1,281       408       134         351       261
                                            --------------------------------------------------  --------------------
                      Total Current Assets      5,258     7,630     8,274     8,448     8,174       7,823     8,170

Property & Equipment                            1,437     1,331     1,442     1,633     1,707       1,690     1,759
Less Accumulated Depreciation                    (675)     (794)     (982)   (1,104)   (1,234)     (1,119)   (1,336)
                                            --------------------------------------------------  --------------------
                 Property & Equipment, net        762       537       460       529       473         571       423
Accounts and Notes Receivable, net              3,209     5,376     6,052     7,275     6,362       7,635     6,511
Deferred Income Taxes                           1,569       214       246       722       925         819       809
Intangible Assets, net                            337       311       284       258       232         245       219
Other Assets                                       94        89        90        89        24          24        24
                                            --------------------------------------------------  --------------------
                                             $ 11,229  $ 14,157  $ 15,406  $ 17,321  $ 16,190    $ 17,117  $ 16,156
                                            ==================================================  ====================
Liabilities & Stockholders' Equity
Current Liabilities
   Accounts Payable                          $  1,032  $  1,264  $    844  $  1,111  $    597    $    950  $    286
   Accrued Expenses                               291       777       753     1,349       403         604       563
   Interest Bearing Debt                           49       105       113       104        86         104        86
   Interest Bearing Debt, Affiliates                -         -         -         -         -           -         -
   Other                                          272       339       311       218       167         218       167
                                            --------------------------------------------------  --------------------
                 Total Current Liabilities      1,644     2,485     2,021     2,782     1,253       1,876     1,102

Long Term Interest Bearing Debt                   215       539       433       330       236         271       194
Long Term Interest Bearing Debt,
Affiliates                                          -         -         -         -         -           -         -
Other Long Term                                     -         -         -       453       417         372       320
                                            --------------------------------------------------  --------------------
                         Total Liabilities      1,859     3,024     2,454     3,565     1,906       2,519     1,616

Stockholders' Equity
   Preferred Stock                                 60        60        60         -         -           -         -
   Common Stock                                   216       223       230       233       233         233       233
   Paid in Capital                             12,056    12,254    12,506    12,597    12,597      12,597    12,605
   Accumulated Earnings (Deficit)              (2,403)     (845)    1,322     2,334     2,998       3,176     3,274
   Treasury Stock                                (559)     (559)   (1,166)   (1,408)   (1,544)     (1,408)   (1,572)
                                            --------------------------------------------------  --------------------
                Total Stockholders' Equity      9,370    11,133    12,952    13,756    14,284      14,598    14,540
                                            --------------------------------------------------  --------------------
                                             $ 11,229  $ 14,157  $ 15,406  $ 17,321  $ 16,190    $ 17,117  $ 16,156
                                            ==================================================  ====================

Net Working Capital                          $  3,614  $  5,145  $  6,253  $  5,666  $  6,921    $  5,947  $  7,068
                                            ==================================================  ====================
Book Value per Share                         $   1.81  $   2.09  $   2.46  $   2.68  $   2.78    $   2.79  $   2.84
                                            ==================================================  ====================


--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
FINANCIAL REVIEW


Common Sized Summary Balance Sheets

                                                             as of February 28/29,           as of August 31,
                                                   ----------------------------------------  ----------------
                                                      1997    1998    1999    2000    2001     2000    2001
                                                   ----------------------------------------  ----------------
Assets
Current Assets
   Cash & Equivalents                                  2.8%    7.0%    7.4%   11.0%   11.1%      7.7%   19.6%
   Accounts and Notes Receivable, net                 14.6%   17.1%   21.1%   19.0%   22.0%     18.1%   12.6%
   Inventory                                          22.0%   16.6%   13.8%   13.6%   14.5%     15.5%   14.7%
   Deferred Income Taxes                               2.8%    6.5%    3.1%    2.8%    2.0%      2.4%    2.0%
   Prepaid & Other                                     4.7%    6.7%    8.3%    2.4%    0.8%      2.1%    1.6%
                                                   ----------------------------------------  ----------------
                          Total Current Assets        46.8%   53.9%   53.7%   48.8%   50.5%     45.7%   50.6%

Property & Equipment                                  12.8%    9.4%    9.4%    9.4%   10.5%      9.9%   10.9%
Less Accumulated Depreciation                         -6.0%   -5.6%   -6.4%   -6.4%   -7.6%     -6.5%   -8.3%
                                                   ----------------------------------------  ----------------
                     Property & Equipment, net         6.8%    3.8%    3.0%    3.1%    2.9%      3.3%    2.6%
Accounts and Notes Receivable, net                    28.6%   38.0%   39.3%   42.0%   39.3%     44.6%   40.3%
Deferred Income Taxes                                 14.0%    1.5%    1.6%    4.2%    5.7%      4.8%    5.0%
Intangible Assets, net                                 3.0%    2.2%    1.8%    1.5%    1.4%      1.4%    1.4%
Other Assets                                           0.8%    0.6%    0.6%    0.5%    0.1%      0.1%    0.1%
                                                   ----------------------------------------  ----------------
                                                     100.0%  100.0%  100.0%  100.0%  100.0%    100.0%  100.0%
                                                   ========================================  ================

Liabilities & Stockholders' Equity
Current Liabilities
   Accounts Payable                                    9.2%    8.9%    5.5%    6.4%    3.7%      5.6%    1.8%
   Accrued Expenses                                    2.6%    5.5%    4.9%    7.8%    2.5%      3.5%    3.5%
   Interest Bearing Debt                               0.4%    0.7%    0.7%    0.6%    0.5%      0.6%    0.5%
   Interest Bearing Debt, Affiliates                   0.0%    0.0%    0.0%    0.0%    0.0%      0.0%    0.0%
   Other                                               2.4%    2.4%    2.0%    1.3%    1.0%      1.3%    1.0%
                                                   ----------------------------------------  ----------------
                     Total Current Liabilities        14.6%   17.6%   13.1%   16.1%    7.7%     11.0%    6.8%

Long Term Interest Bearing Debt                        1.9%    3.8%    2.8%    1.9%    1.5%      1.6%    1.2%
Long Term Interest Bearing Debt, Affiliates            0.0%    0.0%    0.0%    0.0%    0.0%      0.0%    0.0%
Other Long Term                                        0.0%    0.0%    0.0%    2.6%    2.6%      2.2%    2.0%
                                                   ----------------------------------------  ----------------
                             Total Liabilities        16.6%   21.4%   15.9%   20.6%   11.8%     14.7%   10.0%

Stockholders' Equity
   Preferred Stock                                     0.5%    0.4%    0.4%    0.0%    0.0%      0.0%    0.0%
   Common Stock                                        1.9%    1.6%    1.5%    1.3%    1.4%      1.4%    1.4%
   Paid in Capital                                   107.4%   86.6%   81.2%   72.7%   77.8%     73.6%   78.0%
   Accumulated Earnings (Deficit)                    -21.4%   -6.0%    8.6%   13.5%   18.5%     18.6%   20.3%
   Treasury Stock                                     -5.0%   -3.9%   -7.6%   -8.1%   -9.5%     -8.2%   -9.7%
                                                   ----------------------------------------  ----------------
                    Total Stockholders' Equity        83.4%   78.6%   84.1%   79.4%   88.2%     85.3%   90.0%
                                                   ----------------------------------------  ----------------
                                                     100.0%  100.0%  100.0%  100.0%  100.0%    100.0%  100.0%
                                                   ========================================  ================
Net Working Capital                                   32.2%   36.3%   40.6%   32.7%   42.7%     34.7%   43.7%
                                                   ========================================  ================


-------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
FINANCIAL REVIEW


Comparative Financial Analysis
($ in thousands, except per share)

                                                                                                            as of &        as of &
                                                                                                         for 6 months      for LTM
                                                         as of & for years ended February 28/29,       ended August 31,   August 31,
                                                    ------------------------------------------------- ------------------  ----------
                                                       1997      1998      1999      2000      2001      2000      2001      2001
                                                    ------------------------------------------------- ------------------  ----------
Financial Review
  Revenue                                           $ 15,010  $ 16,699  $ 18,260  $ 19,302  $ 18,999  $  9,861  $  9,194   $ 18,332
  Paper and Printing Sales Gross Margin             $  1,295  $  1,877  $  1,878  $  2,307  $  1,819  $  1,034  $    858   $  1,643
  Operating Income                                  $    120  $  2,472  $  2,845  $    920  $    707  $  1,330  $    313   $   (310)
  Pre-tax Income (Loss)                             $    326  $  2,795  $  3,191  $  2,208  $  1,137  $  1,430  $    452   $    159
  Profit (Loss) from Continuing Operations          $    272  $  1,809  $  2,501  $  1,371  $    695  $    873  $    276   $     98
  Net Income (Loss)                                 $   (385) $  1,565  $  2,174  $  1,014  $    664  $    842  $    276   $     98
  Earnings before Interest & Taxes (EBIT)           $    120  $  2,474  $  2,851  $  1,872  $    756  $  1,330  $    313   $   (261)
  Earnings before Interest, Tax, Deprec             $    367  $  2,673  $  3,037  $  2,061  $    988  $  1,431  $    427   $    (16)
  & Amort (EBITDA)
  Basic Earnings Per Share                          $  (0.08) $   0.30  $   0.41  $   0.19  $   0.13  $   0.16  $   0.05   $   0.02
  Diluted Earnings Per Share                        $  (0.08) $   0.28  $   0.39  $   0.19  $   0.13  $   0.16  $   0.05   $   0.02
  Total Assets                                      $ 11,229  $ 14,157  $ 15,406  $ 17,321  $ 16,190  $ 17,117  $ 16,156   $ 16,156
  Net Worth                                         $  9,370  $ 11,133  $ 12,952  $ 13,756  $ 14,284  $ 14,598  $ 14,540   $ 14,540
  Tangible Net Worth                                $  9,033  $ 10,822  $ 12,668  $ 13,498  $ 14,052  $ 14,353  $ 14,321   $ 14,321
  Total Interest Bearing Debt                       $    264  $    644  $    546  $    434  $    322  $    375  $    280   $    280
  Net Interest Bearing Debt                         $    (50) $   (345) $   (597) $ (1,472) $ (1,477) $   (941) $ (2,890)  $ (2,890)
  Total Capitalization                              $  9,634  $ 11,777  $ 13,498  $ 14,190  $ 14,606  $ 14,973  $ 14,820   $ 14,820
  Common Shares Outstanding (thousands)                5,184     5,322     5,257     5,231     5,136     5,231     5,121      5,121
  Book Value per Share                              $   1.81  $   2.09  $   2.46  $   2.68  $   2.78  $   2.79  $   2.84   $   2.84
  Tangible Book Value per Share                     $   1.74  $   2.03  $   2.41  $   2.58  $   2.74  $   2.74  $   2.80   $   2.80

Financial Strength
  Quick Ratio                                            1.7       2.1       3.0       2.2       4.6       2.8       5.3        5.3
  Current Ratio                                          3.2       3.1       4.1       3.0       6.5       4.2       7.4        7.4
  Total Liabilities to Net Worth                        19.8%     27.2%     18.9%     25.9%     13.3%     17.3%     11.1%      11.1%
  Total Interest Bearing Debt to Net Worth               2.8%      5.8%      4.2%      3.2%      2.3%      2.6%      1.9%       1.9%
  Total Interest Bearing Debt to Total
  Capitalization                                         2.7%      5.5%      4.0%      3.1%      2.2%      2.5%      1.9%       1.9%
  Net Interest Bearing Debt to Total Capitalization     -0.5%     -2.9%     -4.4%    -10.4%    -10.1%     -6.3%    -19.5%     -19.5%
  Interest Expense to Interest Bearing Debt               na        na        na        na        na        na        na         na
  Total Interest Bearing Debt to EBITDA                  0.7       0.2       0.2       0.2       0.3       0.3       0.7         na
  EBITDA to Interest Expense                              na        na        na        na        na        na        na         na
  EBITDA less CAPEX, net to Interest Expense              na        na        na        na        na        na        na         na

Effectiveness and Efficiency
  Accounts Receivable Turnover                            na       8.2       6.4       5.9       5.5       3.1       3.3        7.1
  Inventory Turnover                                      na       4.1       4.9       5.2       4.9       2.3       2.3        4.5
  Asset Turnover                                          na       1.3       1.2       1.2       1.1       0.6       0.6        1.1
  Days Sales Outstanding                                  na      44.4      56.7      61.9      65.9      59.6      56.1       51.2
  Days Inventory Outstanding                              na      89.3      74.7      70.7      74.1      78.4      79.1       81.4
  Days Payable Outstanding                                na      27.4      23.4      17.1      12.1      22.5       9.3       12.3
  EBIT to Average Assets                                  na      19.5%     19.3%     11.4%      4.5%       na        na       -1.6%
  EBIT to Average Net Worth                               na      24.1%     23.7%     14.0%      5.4%       na        na       -1.8%
  EBITDA to Average Assets                                na      21.1%     20.5%     12.6%      5.9%       na        na       -0.1%
  EBITDA to Average Net Worth                             na      26.1%     25.2%     15.4%      7.0%       na        na       -0.1%
  Net Income to Average Assets                            na      12.3%     14.7%      6.2%      4.0%       na        na        0.6%
  Net Income to Average Net Worth                         na      15.3%     18.1%      7.6%      4.7%       na        na        0.7%

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
FINANCIAL REVIEW

Comparative Financial Analysis Continued
($ in thousands, except per share)

                                                                                                            as of &        as of &
                                                                                                         for 6 months      for LTM
                                                         as of & for years ended February 28/29,       ended August 31,   August 31,
                                                    ------------------------------------------------- ------------------  ----------
                                                       1997      1998      1999      2000      2001      2000      2001      2001
                                                    ------------------------------------------------- ------------------  ----------
Profitability Ratios
   Paper and Printing Sales Gross Margin                12.8%     16.0%     14.7%     16.6%     13.6%     15.0%     13.4%      12.7%
   The following Ratios are as % of Revenue
   SG&A                                                 38.8%     25.0%     23.5%     34.3%     34.0%     25.9%     35.2%      39.0%
   Operating Income                                      0.8%     14.8%     15.6%      4.8%      3.7%     13.5%      3.4%      -1.7%
   Pre-tax Income (Loss)                                 2.2%     16.7%     17.5%     11.4%      6.0%     14.5%      4.9%       0.9%
   Profit (Loss) from Continuing Operations              1.8%     10.8%     13.7%      7.1%      3.7%      8.9%      3.0%       0.5%
   Net Income (Loss)                                    -2.6%      9.4%     11.9%      5.3%      3.5%      8.5%      3.0%       0.5%
   EBIT                                                  0.8%     14.8%     15.6%      9.7%      4.0%     13.5%      3.4%      -1.4%
   EBITDA                                                2.4%     16.0%     16.6%     10.7%      5.2%     14.5%      4.6%      -0.1%

Growth Rates
   Revenue                                                na      11.3%      9.3%      5.7%     -1.6%       na      -6.8%      -3.5%
   Operating Income                                       na    1960.0%     15.1%    -67.7%    -23.2%       na     -76.5%    -143.8%
   Pre-tax Income (Loss)                                  na     757.4%     14.2%    -30.8%    -48.5%       na     -68.4%     -86.0%
   Profit (Loss) from Continuing Operations               na     565.1%     38.3%    -45.2%    -49.3%       na     -68.4%     -85.9%
   Net Income (Loss)                                      na        na      38.9%    -53.4%    -34.5%       na     -67.2%     -85.2%
   EBIT                                                   na    1961.7%     15.2%    -34.3%    -59.6%       na     -76.5%    -134.5%
   EBITDA                                                 na     628.3%     13.6%    -32.1%    -52.1%       na     -70.2%    -101.6%
   Basic Earnings Per Share                               na        na      36.7%    -53.7%    -31.6%       na     -68.8%     -84.6%
   Diluted Earnings Per Share                             na        na      39.3%    -51.3%    -31.6%       na     -68.8%     -84.6%
   Total Assets                                           na      26.1%      8.8%     12.4%     -6.5%       na      -5.6%      -0.2%
   Net Worth                                              na      18.8%     16.3%      6.2%      3.8%       na      -0.4%       1.8%
   Tangible Net Worth                                     na      19.8%     17.1%      6.6%      4.1%       na      -0.2%       1.9%
   CAPEX, net                                             na     -63.3%     -6.8%    219.5%    -42.7%       na     -61.4%     -54.0%

Cumulative Average Growth Rate (CAGR) Statistics
   Revenue                                                na      11.3%     10.3%      8.7%      6.1%       na        na         na
   Operating Income                                       na    1960.0%    386.9%     97.2%     55.8%       na        na         na
   Pre-tax Income (Loss)                                  na     757.4%    212.9%     89.2%     36.7%       na        na         na
   Profit (Loss) from Continuing Operations               na     565.1%    203.2%     71.5%     26.4%       na        na         na
   Net Income (Loss)                                      na        na        na        na        na        na        na         na
   EBIT                                                   na    1961.7%    387.4%    149.9%     58.4%       na        na         na
   EBITDA                                                 na     628.3%    187.7%     77.7%     28.1%       na        na         na
   Basic Earnings Per Share                               na        na        na        na        na        na        na         na
   Diluted Earnings Per Share                             na        na        na        na        na        na        na         na
   Total Assets                                           na      26.1%     17.1%     15.5%      9.6%       na        na         na
   Net Worth                                              na      18.8%     17.6%     13.7%     11.1%       na        na         na
   Tangible Net Worth                                     na      19.8%     18.4%     14.3%     11.7%       na        na         na
   CAPEX, net                                             na     -63.3%    -41.5%      3.0%    -11.1%       na        na         na

Depreciation & Capital Spending
   Depreciation to CAPEX, net                           92.1%    196.6%    195.1%     62.2%    137.3%     65.9%    196.1%     317.4%
   CAPEX, net to Revenue                                 1.6%      0.5%      0.4%      1.4%      0.8%      1.3%      0.6%       0.4%


--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
FINANCIAL REVIEW


Systemwide Actual and Projected Sales Review

                                                                         Sales
                                   ----------------------------------------------------------------------------------
                                                   Actual                                   Projected
                                   ------------------------------------------ ---------------------------------------
                                      FY 1999       FY 2000      FY 2001        FY2002       FY 2003       FY 2004
                                   ------------------------------------------ ---------------------------------------
Printing Sales

   Systemwide                      $105,328,121  $107,685,767  $107,185,301  $101,551,214  $ 94,688,309  $ 93,826,516
   Number of Plants                          87            86            87            83            74            74

   Highest Plant                   $  3,595,387  $  3,806,428  $  3,723,336  $  3,663,390  $  3,844,675  $  4,036,909
   Average Plant                   $  1,210,668  $  1,237,767  $  1,232,015  $  1,167,255  $  1,088,371  $  1,078,466
   Median Plant                    $    972,334  $  1,045,389  $  1,125,191  $  1,007,492  $    914,929  $    875,628
   Lowest Plant (1)                $     12,785  $     12,542  $     68,330  $     77,763  $     73,875  $     77,569

   Total Top 10 Plants             $ 27,029,595  $ 28,114,873  $ 27,146,357  $ 26,810,424  $ 27,156,727  $ 27,691,457
   Total Top 20 Plants             $ 45,156,731  $ 46,974,683  $ 46,045,662  $ 44,955,726  $ 45,064,845  $ 45,611,841
   Total Top 30 Plants             $ 59,478,452    61,625,333  $ 60,668,063  $ 59,597,446  $ 59,648,800  $ 60,188,854

   As % of Total Plants Sales
   Top 10 Plants                          25.66%        26.11%        25.33%        26.40%        28.68%        29.51%
   Top 20 Plants                          42.87%        43.62%        42.96%        44.27%        47.59%        48.61%
   Top 30 Plants                          56.47%        57.23%        56.60%        58.69%        62.99%        64.15%

                                                       Growth                           Compound Growth
                                  --------------------------------------------------- -------------------
                                           Actual                   Projected          Actual   Projected
                                  --------------------------------------------------- -------------------
                                  FY 2000  FY 2001  5mFY02  FY 2002  FY 2003  FY 2004  '99-'01   '99-'04
                                  --------------------------------------------------- -------------------
Printing Sales

   Systemwide                       2.24%   -0.46%  -5.01%   -5.26%   -6.76%   -0.91%    0.88%   -2.89%
   Number of Plants                -1.15%    1.16%     na   -10.84%  -10.84%    0.00%    0.00%   -3.19%

   Highest Plant                    5.87%   -2.18%     na     4.95%    4.95%    5.00%    1.76%    2.34%
   Average Plant                    2.24%   -0.46%     na    -6.76%   -6.76%   -0.91%    0.88%   -2.29%
   Median Plant                     7.51%    7.63%     na    -9.19%   -9.19%   -4.30%    7.57%   -2.07%
   Lowest Plant (1)                -1.90%  444.81%     na    -5.00%   -5.00%    5.00%  131.18%   43.42%

   Total Top 10 Plants              4.02%   -3.44%     na     1.29%    1.29%    1.97%    0.22%    0.49%
   Total Top 20 Plants              4.03%   -1.98%     na     0.24%    0.24%    1.21%    0.98%    0.20%
   Total Top 30 Plants              3.61%   -1.55%     na     0.09%    0.09%    0.91%    1.00%    0.24%

   As % of Total Plants Sales
   Top 10 Plants
   Top 20 Plants
   Top 30 Plants

                                                                         Sales
                                   -------------------------------------------------------------------------------
                                                   Actual                                  Projected
                                   -------------------------------------  ----------------------------------------
                                      FY 1999     FY 2000      FY 2001       FY2002      FY 2003       FY 2004
                                   -------------------------------------  ----------------------------------------
Paper Sales

   Systemwide                             na   $13,641,759   $13,455,224  $12,557,761  $11,720,158   $10,938,423

   Highest Plant                          na   $   562,184   $   576,980  $   538,495  $   502,578   $   469,056
   Average Plant                          na   $   152,593   $   154,658  $   144,342  $   134,714   $   125,729
   Median Plant                           na   $   126,770   $   132,394  $   123,563  $   115,322   $   107,630
   Lowest Plant (1)                       na   $    25,670   $    20,593  $    19,219  $    17,938   $    16,741

   Total Top 10 Plants                    na   $ 3,831,955   $ 3,820,878  $ 3,566,025  $ 3,328,172   $ 3,106,182
   Total Top 20 Plants                    na   $ 6,142,096   $ 6,192,476  $ 5,779,438  $ 5,393,949   $ 5,034,173
   Total Top 30 Plants                    na   $ 7,966,964   $ 8,050,597  $ 7,513,622  $ 7,012,464   $ 6,544,732

   As % of Total Plants Sales

   Top 10 Plants                          na          28.9%         28.4%        28.4%        28.4%         28.4%
   Top 20 Plants                          na          46.3%         46.0%        46.0%        46.0%         46.0%
   Top 30 Plants                          na          60.0%         59.8%        59.8%        59.8%         59.8%

                                                   Growth                             Compound Growth
                              ----------------------------------------------------  -------------------
                                        Actual                   Projected          Actual   Projected
                              ------------------------- --------------------------  -------------------
                              FY 2000  FY 2001  5mFY02  FY 2002  FY 2003  FY 2004   '00-'01   '00-'04
                              ------------------------- --------------------------  -------------------
Paper Sales

   Systemwide                      na    -1.37%  17.23%   -6.67%  -6.67%    -6.67%   -1.37%    -5.37%

   Highest Plant                   na     2.63%     na    -6.67%  -6.67%    -6.67%    2.63%    -4.43%
   Average Plant                   na     1.35%     na    -6.67%  -6.67%    -6.67%    1.35%    -4.73%
   Median Plant                    na     4.44%     na    -6.67%  -6.67%    -6.67%    4.44%    -4.01%
   Lowest Plant (1)                na   -19.78%     na    -6.67%  -6.67%    -6.67%  -19.78%   -10.14%

   Total Top 10 Plants             na    -0.29%     na    -6.67%  -6.67%    -6.67%   -0.29%    -5.11%
   Total Top 20 Plants             na     0.82%     na    -6.67%  -6.67%    -6.67%    0.82%    -4.85%
   Total Top 30 Plants             na     1.05%     na    -6.67%  -6.67%    -6.67%    1.05%    -4.80%

   As % of Total Plants Sales
   Top 10 Plants                   na     28.9%            28.4%   28.4%     28.4%    28.4%
   Top 20 Plants                   na     46.3%            46.0%   46.0%     46.0%    46.0%
   Top 30 Plants                   na     60.0%            59.8%   59.8%     59.8%    59.8%


--------------------------------------------------------------------------------
(1) Excludes Plants with no reported sales.


Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
STOCK REVIEW

        . Capitalink reviewed the daily closing market price and trading volume of the BCT common stock over the period from November 16, 2000 through November 16, 2001.

        . Capitalink compared the daily closing market price performance of the BCT common stock for such period to both the Comparable Companies (as defined hereinafter) and the Russell 3000 Index.

        . Capitalink calculated total trading volumes at various closing price ranges of BCT common stock. In addition, the number of trading days, and the respective percentages, at certain trading volumes, was set forth.

        . There was a total of 103 trading days, or 41.4%, where the daily trading volume was less than 1,000 shares or the stock did not trade.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
STOCK REVIEW

                   BCT Closing Price & Trading Volume History
                     November 16, 2000 - November 16, 2001



                              [GRAPH APPEARS HERE]

BCT International                         Page 27

--------------------------------------------------------

                 Date             Volume          Close

--------------------------------------------------------
               16-Nov-01            1000           0.69
               15-Nov-01            5500            0.7
               14-Nov-01            9700           0.56
               13-Nov-01            2500           0.56
               12-Nov-01            1600           0.56
                9-Nov-01               0            0.6
                8-Nov-01             400            0.6
                7-Nov-01               0            0.6
                6-Nov-01           18500            0.6
                5-Nov-01           85400            0.5
                2-Nov-01               0           0.66
                1-Nov-01               0           0.66
               31-Oct-01           12500           0.66
               30-Oct-01             600           0.57
               29-Oct-01           11300           0.55
               26-Oct-01               0           0.65
               25-Oct-01               0           0.65
               24-Oct-01               0           0.65
               23-Oct-01             200           0.65
               22-Oct-01               0           0.66
               19-Oct-01            3200           0.66
               18-Oct-01            3400           0.65
               17-Oct-01            1000           0.75
               16-Oct-01           15000           0.66
               15-Oct-01             500           0.75
               12-Oct-01               0           0.71
               11-Oct-01             200           0.71
               10-Oct-01            2500            0.8
                9-Oct-01            3800           0.78
                8-Oct-01               0           0.71
                5-Oct-01           14300           0.71
                4-Oct-01               0           0.63
                3-Oct-01           45300           0.63
                2-Oct-01            3200           0.59
                1-Oct-01               0           0.58
               28-Sep-01               0           0.58
               27-Sep-01             200           0.58
               26-Sep-01           45200           0.61
               25-Sep-01            1500           0.75
               24-Sep-01            5400           0.65
               21-Sep-01            4500           0.65
               20-Sep-01             100           0.65
               19-Sep-01            2700           0.63
               18-Sep-01            2700           0.65
               17-Sep-01               0           0.57
               10-Sep-01            6200           0.57
                7-Sep-01               0           0.76
                6-Sep-01             200           0.76
                5-Sep-01           23800            0.8
                4-Sep-01            1000            0.8
               31-Aug-01            6200            0.8
               30-Aug-01            8000           0.75
               29-Aug-01               0            0.9
               28-Aug-01            9500            0.9
               27-Aug-01               0           0.84
               24-Aug-01            5300           0.84
               23-Aug-01            7800           0.84
               22-Aug-01           14800           0.85
               21-Aug-01            8300           0.85
               20-Aug-01            2000           0.83
               17-Aug-01            1200           0.85
               16-Aug-01             100           0.85
               15-Aug-01            1000           0.85
               14-Aug-01            4100           0.91
               13-Aug-01            6500           0.86
               10-Aug-01               0           0.94
                9-Aug-01             100           0.94
                8-Aug-01            1000           0.86
                7-Aug-01               0           0.87
                6-Aug-01               0           0.87
                3-Aug-01             400           0.87
                2-Aug-01            5000           0.86
                1-Aug-01            8600            0.9
               31-Jul-01             100           0.95
               30-Jul-01           13600            0.9
               27-Jul-01           25600           0.88
               26-Jul-01           39600           0.85
               25-Jul-01           30700           0.76
               24-Jul-01               0           1.01
               23-Jul-01               0           1.01
               20-Jul-01           13400           1.01
               19-Jul-01            2600           1.02
               18-Jul-01            2100           1.03
               17-Jul-01            6500           1.06
               16-Jul-01             100           1.04
               13-Jul-01               0           1.04
               12-Jul-01            2600           1.04
               11-Jul-01            1500           0.98
               10-Jul-01             300              1
                9-Jul-01            1100           1.02
                6-Jul-01            8000           1.03
                5-Jul-01            8800            1.1
                3-Jul-01            1500           1.08
                2-Jul-01            1800            1.1
               29-Jun-01            5700           1.03
               28-Jun-01           11400           1.08
               27-Jun-01               0           0.95
               26-Jun-01               0           0.97
               25-Jun-01             200           0.97
               22-Jun-01            4900           0.97
               21-Jun-01            2200           0.96
               20-Jun-01            1700           0.98
               19-Jun-01            4100              1
               18-Jun-01           23800           1.01
               15-Jun-01               0           1.05
               14-Jun-01               0           1.05
               13-Jun-01            6600           1.05
               12-Jun-01            7700              1
               11-Jun-01           26900           0.91
                8-Jun-01            8800           1.01
                7-Jun-01            2000           1.02
                6-Jun-01           12700           1.03
                5-Jun-01            4700           1.16
                4-Jun-01            1700           1.27
                1-Jun-01               0           1.26
               31-May-01            5500           1.26
               30-May-01             300           1.15
               29-May-01           10300           1.12
               25-May-01               0           1.26
               24-May-01            5700           1.26
               23-May-01               0            1.4
               22-May-01               0            1.4
               21-May-01             200            1.4
               18-May-01            5700           1.26
               17-May-01           36500           1.26
               16-May-01             900           1.29
               15-May-01             400            1.3
               14-May-01           14600           1.24
               11-May-01               0           1.29
               10-May-01            2100           1.29
                9-May-01            1600            1.3
                8-May-01            2300            1.3
                7-May-01            2000           1.31
                4-May-01               0           1.22
                3-May-01               0           1.22
                2-May-01             500           1.22
                1-May-01            5100           1.25
               30-Apr-01             300           1.25
               27-Apr-01               0           1.25
               26-Apr-01               0           1.25
               25-Apr-01               0           1.25
               24-Apr-01               0           1.25
               23-Apr-01             500           1.25
               20-Apr-01               0            1.4
               19-Apr-01            7500            1.4
               18-Apr-01           12000           1.25
               17-Apr-01               0           1.19
               16-Apr-01               0           1.19
               12-Apr-01             700           1.19
               11-Apr-01               0           1.11
               10-Apr-01            1000           1.11
                9-Apr-01            1800            1.1
                6-Apr-01            7800         0.9375
                5-Apr-01            6000         1.0625
                4-Apr-01            4000              1
                3-Apr-01           13000              1
                2-Apr-01           10100         1.0938
               30-Mar-01             200         1.1562
               29-Mar-01            1100         1.1562
               28-Mar-01            1500         1.1562
               27-Mar-01            1000         1.1875
               26-Mar-01            1700         1.1875
               23-Mar-01               0         1.2188
               22-Mar-01            1300         1.2188
               21-Mar-01            5800           1.25
               20-Mar-01               0         1.3125
               19-Mar-01               0         1.3125
               16-Mar-01            2100         1.3125
               15-Mar-01               0          1.375
               14-Mar-01             600          1.375
               13-Mar-01               0          1.375
               12-Mar-01            1800          1.375
                9-Mar-01             900          1.375
                8-Mar-01            1700          1.375
                7-Mar-01             500          1.375
                6-Mar-01            3500          1.375
                5-Mar-01            2000            1.5
                2-Mar-01               0         1.5625
                1-Mar-01               0         1.5625
               28-Feb-01           10500         1.5625
               27-Feb-01            4600         1.4375
               26-Feb-01           36300         1.4375
               23-Feb-01           19100          1.375
               22-Feb-01           34900           1.25
               21-Feb-01            8500         1.2188
               20-Feb-01             100           1.25
               16-Feb-01             100           1.25
               15-Feb-01            4500         1.1875
               14-Feb-01            7400         1.1875
               13-Feb-01            2000         1.2188
               12-Feb-01            6200         1.2188
                9-Feb-01            3900           1.25
                8-Feb-01               0          1.375
                7-Feb-01             200          1.375
                6-Feb-01            5600           1.25
                5-Feb-01               0         1.2812
                2-Feb-01             400         1.2812
                1-Feb-01             200          1.375
               31-Jan-01            4500          1.375
               30-Jan-01           15700          1.375
               29-Jan-01               0         1.2812
               26-Jan-01            3000         1.2812
               25-Jan-01            4700         1.2188
               24-Jan-01             200         1.3125
               23-Jan-01             800         1.2812
               22-Jan-01           24600         1.3125
               19-Jan-01               0         1.3125
               18-Jan-01            1100         1.3125
               17-Jan-01             200         1.3125
               16-Jan-01               0         1.3125
               12-Jan-01           16500         1.3125
               11-Jan-01            2900         1.3125
               10-Jan-01            2900         1.3125
                9-Jan-01               0         1.3125
                8-Jan-01            2800         1.3125
                5-Jan-01           20200         1.3438
                4-Jan-01             500         1.3125
                3-Jan-01            6100          1.375
                2-Jan-01            2000          1.375
               29-Dec-00           18000         1.3125
               28-Dec-00           43800         1.3125
               27-Dec-00           15600          1.375
               26-Dec-00           23200          1.375
               22-Dec-00           51100          1.375
               21-Dec-00           15100          1.375
               20-Dec-00           90100          1.375
               19-Dec-00           10600         1.4375
               18-Dec-00           22700            1.5
               15-Dec-00            3200          1.375
               14-Dec-00            1600          1.375
               13-Dec-00             100          1.375
               12-Dec-00           10500         1.3125
               11-Dec-00            6100           1.25
                8-Dec-00            9800         1.1875
                7-Dec-00           21700         1.3438
                6-Dec-00               0         1.3125
                5-Dec-00               0         1.3125
                4-Dec-00            5000         1.3125
                1-Dec-00            2000         1.4375
               30-Nov-00               0         1.5156
               29-Nov-00           30700         1.5156
               28-Nov-00             500         1.4844
               27-Nov-00           13700         1.5625
               24-Nov-00            6500         1.5312
               22-Nov-00            2200         1.5312
               21-Nov-00            2800         1.5312
               20-Nov-00            4400         1.5625
               17-Nov-00           18700          1.625
               16-Nov-00            4100         1.5625






       Start               End                High         Average    Median           Low          Avg. Volume   Median Volume
------------------- ------------------ ------------------  --------  ---------  -----------------  ------------   -------------
16-Nov-00 S 1.5625  16-Nov-01 S 0.6900 17-Nov-00 S 1.6250  S 1.0869  S  1.1562  5-Nov-01 S 0.5000      6,350          2,000

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
STOCK REVIEW

           BCT vs Comparable Company Index (1) and Russell 3000 Index
                      November 16, 2000 - November 16, 2001


                              [GRAPH APPEARS HERE]

                                           Indexed
                       --------------------------------------------------
               Date             Company       Comparables     Russell 3K
-------------------------------------------------------------------------
             16-Nov-01            44.2          143.88           82.8
             15-Nov-01            44.8          145.12           83.0
             14-Nov-01            35.8          145.38           83.0
             13-Nov-01            35.8          145.24           82.7
             12-Nov-01            35.8          146.37           81.2
              9-Nov-01            38.4          140.69           81.2
              8-Nov-01            38.4          142.96           81.2
              7-Nov-01            38.4          144.38           81.1
              6-Nov-01            38.4          144.00           81.3
              5-Nov-01            32.0          148.77           80.1
              2-Nov-01            42.2          149.69           79.0
              1-Nov-01            42.2          148.47           78.9
             31-Oct-01            42.2          145.31           77.2
             30-Oct-01            36.5          146.62           77.1
             29-Oct-01            35.2          141.48           78.5
             26-Oct-01            41.6          143.54           80.3
             25-Oct-01            41.6          145.26           80.0
             24-Oct-01            41.6          146.66           78.9
             23-Oct-01            41.6          152.33           78.8
             22-Oct-01            42.2          155.16           79.2
             19-Oct-01            42.2          156.32           78.1
             18-Oct-01            41.6          160.18           77.6
             17-Oct-01            48.0          162.16           78.3
             16-Oct-01            42.2          163.52           79.8
             15-Oct-01            48.0          165.22           79.2
             12-Oct-01            45.4          162.57           79.3
             11-Oct-01            45.4          161.65           79.8
             10-Oct-01            51.2          157.68           78.4
              9-Oct-01            49.9          159.63           76.6
              8-Oct-01            45.4          158.74           77.0
              5-Oct-01            45.4          160.64           77.6
              4-Oct-01            40.3          157.17           77.6
              3-Oct-01            40.3          157.56           77.7
              2-Oct-01            37.8          156.25           76.1
              1-Oct-01            37.1          149.09           75.2
             28-Sep-01            37.1          149.94           75.5
             27-Sep-01            37.1          148.76           73.8
             26-Sep-01            39.0          146.34           73.0
             25-Sep-01            48.0          148.36           73.5
             24-Sep-01            41.6          134.32           72.9
             21-Sep-01            41.6          127.86           70.2
             20-Sep-01            41.6          134.39           71.6
             19-Sep-01            40.3          144.91           73.9
             18-Sep-01            41.6          154.39           75.2
             17-Sep-01            36.5          161.27           75.8
             10-Sep-01            36.5          167.59           79.7
              7-Sep-01            48.6          173.35           79.4
              6-Sep-01            48.6          175.31           80.9
              5-Sep-01            51.2          182.19           82.6
              4-Sep-01            51.2          184.55           82.9
             31-Aug-01            51.2          191.16           82.9
             30-Aug-01            48.0          191.12           82.6
             29-Aug-01            57.6          192.05           83.9
             28-Aug-01            57.6          191.96           84.8
             27-Aug-01            53.8          190.75           86.0
             24-Aug-01            53.8          184.59           86.4
             23-Aug-01            53.8          186.36           84.8
             22-Aug-01            54.4          187.07           85.0
             21-Aug-01            54.4          188.00           84.4
             20-Aug-01            53.1          183.63           85.4
             17-Aug-01            54.4          184.62           84.8
             16-Aug-01            54.4          185.19           86.2
             15-Aug-01            54.4          179.78           86.0
             14-Aug-01            58.2          181.52           86.6
             13-Aug-01            55.0          182.77           86.9
             10-Aug-01            60.2          183.46           86.7
              9-Aug-01            60.2          182.61           86.2
              8-Aug-01            55.0          183.31           86.3
              7-Aug-01            55.7          178.79           87.8
              6-Aug-01            55.7          183.27           87.6
              3-Aug-01            55.7          188.94           88.6
              2-Aug-01            55.0          189.20           89.0
              1-Aug-01            57.6          190.89           88.7
             31-Jul-01            60.8          184.12           88.2
             30-Jul-01            57.6          176.14           87.8
             27-Jul-01            56.3          167.49           87.9
             26-Jul-01            54.4          158.57           87.6
             25-Jul-01            48.6          149.42           86.6
             24-Jul-01            64.6          144.98           85.4
             23-Jul-01            64.6          148.38           86.9
             20-Jul-01            64.6          149.52           88.2
             19-Jul-01            65.3          148.03           88.5
             18-Jul-01            65.9          145.76           88.0
             17-Jul-01            67.8          141.18           88.6
             16-Jul-01            66.6          140.44           87.6
             13-Jul-01            66.6          139.19           88.7
             12-Jul-01            66.6          139.19           88.2
             11-Jul-01            62.7          140.71           86.1
             10-Jul-01            64.0          141.06           86.3
              9-Jul-01            65.3          140.96           87.6
              6-Jul-01            65.9          145.19           87.0
              5-Jul-01            70.4          144.24           89.1
              3-Jul-01            69.1          152.15           90.2
              2-Jul-01            70.4          154.63           90.4
             29-Jun-01            65.9          146.35           89.8
             28-Jun-01            69.1          144.84           89.7
             27-Jun-01            60.8          145.71           88.5
             26-Jun-01            62.1          141.35           88.8
             25-Jun-01            62.1          137.02           88.9
             22-Jun-01            62.1          138.29           89.4
             21-Jun-01            61.4          132.86           90.3
             20-Jun-01            62.7          138.27           89.4
             19-Jun-01            64.0          148.47           88.5
             18-Jun-01            64.6          152.62           88.3
             15-Jun-01            67.2          153.01           88.7
             14-Jun-01            67.2          153.40           89.1
             13-Jun-01            67.2          152.08           90.8
             12-Jun-01            64.0          156.55           91.8
             11-Jun-01            58.2          156.92           91.7
              8-Jun-01            64.6          157.16           92.6
              7-Jun-01            65.3          156.93           93.5
              6-Jun-01            65.9          155.26           92.9
              5-Jun-01            74.2          150.25           93.9
              4-Jun-01            81.3          151.06           92.5
              1-Jun-01            80.6          149.22           92.1
             31-May-01            80.6          144.66           91.6
             30-May-01            73.6          145.93           91.0
             29-May-01            71.7          151.64           92.5
             25-May-01            80.6          150.86           93.4
             24-May-01            80.6          146.45           94.4
             23-May-01            89.6          144.46           94.1
             22-May-01            89.6          141.87           95.7
             21-May-01            89.6          140.38           95.9
             18-May-01            80.6          135.25           94.2
             17-May-01            80.6          136.85           93.9
             16-May-01            82.6          141.38           93.5
             15-May-01            83.2          134.53           91.0
             14-May-01            79.4          136.43           90.9
             11-May-01            82.6          136.74           90.7
             10-May-01            82.6          131.27           91.4
              9-May-01            83.2          128.89           91.5
              8-May-01            83.2          129.32           91.9
              7-May-01            83.8          128.60           92.0
              4-May-01            78.1          123.74           92.3
              3-May-01            78.1          124.05           91.0
              2-May-01            78.1          123.25           92.4
              1-May-01            80.0          123.16           92.2
             30-Apr-01            80.0          118.82           91.0
             27-Apr-01            80.0          116.62           91.0
             26-Apr-01            80.0          118.82           89.7
             25-Apr-01            80.0          114.86           89.2
             24-Apr-01            80.0          117.84           87.7
             23-Apr-01            80.0          115.93           88.7
             20-Apr-01            89.6          115.11           90.2
             19-Apr-01            89.6          110.11           91.0
             18-Apr-01            80.0          108.50           89.7
             17-Apr-01            76.2          107.33           86.5
             16-Apr-01            76.2          104.45           85.5
             12-Apr-01            76.2          105.80           85.9
             11-Apr-01            71.0          106.84           84.6
             10-Apr-01            71.0          105.33           84.7
              9-Apr-01            70.4          105.62           82.4
              6-Apr-01            60.0          106.82           81.7
              5-Apr-01            68.0          106.54           83.4
              4-Apr-01            64.0          107.04           79.8
              3-Apr-01            64.0          113.29           80.1
              2-Apr-01            70.0          114.92           83.0
             30-Mar-01            74.0          114.96           84.3
             29-Mar-01            74.0          109.53           83.3
             28-Mar-01            74.0          113.65           83.7
             27-Mar-01            76.0          113.51           85.8
             26-Mar-01            76.0          113.84           83.8
             23-Mar-01            78.0          112.08           82.8
             22-Mar-01            78.0          114.54           81.2
             21-Mar-01            80.0          115.21           81.6
             20-Mar-01            84.0          116.22           83.1
             19-Mar-01            84.0          114.65           85.1
             16-Mar-01            84.0          119.64           83.6
             15-Mar-01            88.0          115.38           85.3
             14-Mar-01            88.0          119.77           85.0
             13-Mar-01            88.0          121.64           87.2
             12-Mar-01            88.0          121.79           85.8
              9-Mar-01            88.0          122.73           89.6
              8-Mar-01            88.0          123.25           91.9
              7-Mar-01            88.0          122.20           91.9
              6-Mar-01            88.0          122.55           91.4
              5-Mar-01            96.0          123.46           90.5
              2-Mar-01           100.0          121.70           90.0
              1-Mar-01           100.0          123.13           90.3
             28-Feb-01           100.0          128.23           90.2
             27-Feb-01            92.0          128.46           91.5
             26-Feb-01            92.0          122.45           92.5
             23-Feb-01            88.0          122.31           90.8
             22-Feb-01            80.0          124.08           91.1
             21-Feb-01            78.0          127.81           91.5
             20-Feb-01            80.0          128.11           93.2
             16-Feb-01            80.0          125.94           95.0
             15-Feb-01            76.0          115.60           96.7
             14-Feb-01            76.0          116.41           95.8
             13-Feb-01            78.0          116.20           95.8
             12-Feb-01            78.0          113.79           96.7
              9-Feb-01            80.0          112.56           95.6
              8-Feb-01            88.0          110.15           96.8
              7-Feb-01            88.0          112.67           97.5
              6-Feb-01            80.0          113.50           98.4
              5-Feb-01            82.0          114.13           98.3
              2-Feb-01            82.0          114.80           98.1
              1-Feb-01            88.0          114.47           99.9
             31-Jan-01            88.0          112.55           99.4
             30-Jan-01            88.0          113.28          100.1
             29-Jan-01            82.0          116.90           99.4
             26-Jan-01            82.0          120.24           98.6
             25-Jan-01            78.0          118.72           98.7
             24-Jan-01            84.0          120.13           99.4
             23-Jan-01            82.0          121.26           99.1
             22-Jan-01            84.0          121.36           97.6
             19-Jan-01            84.0          120.16           97.6
             18-Jan-01            84.0          113.75           98.1
             17-Jan-01            84.0          137.43           97.0
             16-Jan-01            84.0          144.14           96.7
             12-Jan-01            84.0          145.43           96.0
             11-Jan-01            84.0          120.68           96.5
             10-Jan-01            84.0          119.54           95.3
              9-Jan-01            84.0          119.21           94.0
              8-Jan-01            84.0          116.42           93.6
              5-Jan-01            86.0          110.92           93.9
              4-Jan-01            84.0          110.58           96.6
              3-Jan-01            88.0          108.54           97.9
              2-Jan-01            88.0          110.17           93.0
             29-Dec-00            84.0           99.55           96.2
             28-Dec-00            84.0           94.32           97.4
             27-Dec-00            88.0           93.80           96.7
             26-Dec-00            88.0           94.48           95.5
             22-Dec-00            88.0           96.06           94.9
             21-Dec-00            88.0           96.28           92.2
             20-Dec-00            88.0           95.57           91.7
             19-Dec-00            92.0           94.54           94.9
             18-Dec-00            96.0           95.11           96.3
             15-Dec-00            88.0           97.50           95.5
             14-Dec-00            88.0           98.26           97.4
             13-Dec-00            88.0           97.90           99.1
             12-Dec-00            84.0          101.92          100.1
             11-Dec-00            80.0           95.02          101.0
              8-Dec-00            76.0           96.39          100.0
              7-Dec-00            86.0           99.11           97.5
              6-Dec-00            84.0           98.66           97.9
              5-Dec-00            84.0           95.21           99.7
              4-Dec-00            84.0           96.62           95.5
              1-Dec-00            92.0           96.44           95.1
             30-Nov-00            97.0           97.25           94.7
             29-Nov-00            97.0           97.60           96.7
             28-Nov-00            95.0           97.38           96.4
             27-Nov-00           100.0           97.03           97.8
             24-Nov-00            98.0           95.90           97.4
             22-Nov-00            98.0           97.47           95.6
             21-Nov-00            98.0           97.05           97.5
             20-Nov-00           100.0           98.70           97.4
             17-Nov-00           104.0          100.12           99.6
             16-Nov-00           100.0          100.00          100.0


--------------------------------------------------------------------------------
(1) Reflects the market cap weighted prices of the comparable companies utilized in the Comparable Company Analysis.

Sources of information: Commodity Systems, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
STOCK REVIEW

          BCT Closing Price Ranges as Percentage of Total Trading Days
                     November 16, 2000 - November 16, 2001



                              [GRAPH APPEARS HERE]



Price Range    S0.000 - S0.750   S0.751 S0.875   S0.876 S1.000   S1.001 - S1.125   S1.126 - S1.250   S1.251 - S1.375
---------------------------------------------------------------------------------------------------------------------
Days in Range          45              24             23                29                38                66
Percentage           18.1%            9.6%           9.2%              11.6%             15.3%             26.5%

Price Range    S1.376 - S1.500   S1.501 - S1.625  S1.626+
--------------------------------------------------------------------------------
Days in Range        12                12            0
Percentage          4.8%              4.8%          0.0%

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
STOCK REVIEW


        BCT Trading Volume per Price Range as Percentage of Total Volume
                      November 16, 2000 - November 16, 2001


                              [GRAPH APPEARS HERE]


Price Range    S0.000 - S0.750   S0.751 - S0.875   S0.876 - S1.000   S1.001 - S1.125   S1.126 - S1.250   S1.251 - S1.375
---------------------------------------------------------------------------------------------------------------------
Volume             311,800           161,200         135,900         148,700           145,100           498,400
Percentage          19.7%              10.2%            8.6%            9.4%              9.2%              31.5%

Price Range    S1.376 - S1.500   S1.501 - S1.625  S1.626+
--------------------------------------------------------------------------------
Volume              86,400            93,600         0
Percentage           5.5%              5.9%         0.0%

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF COMPANY
STOCK REVIEW


           BCT Trading Volume Ranges as a Percentage of Total Volume
                     November 16, 2000 - November 16, 2001

                              [GRAPH APPEARS HERE]

                 No volume   *0**1,000  *1,001**2,500  *2,501**5,000 *5,001**10,000  *10,001**25,000 *25,001**50,000  *50,001
                 ------------------------------------------------------------------------------------------------------------------
Days in Range       58          45            34            30             35               33             11            3
Percentage        23.3%       18.1%         13.7%         12.0%          14.1%            13.3%           4.4%         1.2%


--------------------------------------------------------------------------------
Sources of information Commodity Systems, Inc.

*  means more than
** means less than

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------



                               VALUATION ANALYSIS

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
METHODOLOGIES

         . Based upon a review of the Company's historical financial data, projections, and certain other qualitative data, Capitalink utilized several methodologies to determine a range of value of the Company's outstanding common stock that is not beneficially owned by the Phoenix Group.

         . Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the Proposed Transaction to the BCT shareholders other than the Phoenix Group.

         . Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that the analyses, taken as a whole, supported its determination. Accordingly, the analyses must be considered as a whole and selecting portions of analyses or the factors considered, without considering all analyses and factors collectively, could create an incomplete and incorrect view of the process underlying the analyses in connection with the preparation of the opinion.

         .    The methodologies utilized by Capitalink included:

                . A review of the historical and projected financial information of the Company as filed publicly (with respect to the historical data) and prepared by Company management.
                . A review and comparison of trading multiples for comparable publicly-traded companies.
                .  Performing a discounted cash flow analysis of the Company with sensitivity analyses based on a range of assumptions.
                .  A review of the acquisition premiums paid relative to recent public market trading prices (i) for acquisitions where the enterprise value of the transaction was less than $25 million, and (ii) for acquisitions of minority interests where the enterprise value of the transaction was less than $25 million.
                . A review of the premium of the consideration in the Proposed Transaction as compared to the closing prices of the Company's common stock over varying time frames.
                . A review of the Company's balance sheet to determine an approximate adjusted net book value.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
METHODOLOGIES

         . It is noted that Capitalink undertook an extensive search for transactions that might be deemed comparable to the Proposed Transaction in order to undertake an analysis of the applicable multiples in such transactions. However, there were no such transactions identified.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SUMMARY REVIEW

Valuation Summary
$ in thousands, except per share)

                                                                  Company                 Implied Price Per Share (1)
                                                                                  ---------------------------------------------
Methodology                                                     Statistic (1)         High       Mean     Median       Low
------------------------------------------------------------    -------------     ---------------------------------------------
Comparable Company Analysis
   LTM Earnings                                                    $      98      $    0.26   $   0.22  $    0.24   $     0.16
   Estimated Current Fiscal Year Earnings                          $     519      $    1.03   $   1.03  $    1.03   $     1.03
   Estimated Next Fiscal Year Earnings                             $     371      $    0.67   $   0.67  $    0.67   $     0.67
   Common Equity                                                   $  14,540      $    2.37   $   1.86  $    1.91   $     1.12

Discounted Cash Flow Analysis
   Management Case - EBITDA Multiple                                      na      $    1.24   $   1.22        na    $     1.21
   Management Case - Perpetual Growth                                     na      $    1.09   $   1.09        na    $     1.08
   Revised Case - EBITDA Multiple                                         na      $    1.47   $   1.44        na    $     1.42
   Revised Case - Perpetual Growth                                        na      $    1.23   $   1.21        na    $     1.20

Acquisitions Premiums Analysis
   Control Acquisitions - Stock Price One Day Prior                       na      $    2.59   $   1.20  $    1.05   $     0.72
   Control Acquisitions - Stock Price Five Days Prior                     na      $    3.33   $   1.09  $    0.96   $     0.48
   Minority Interest Acquisitions - Stock Price One Day Prior             na      $    2.67   $   1.01  $    0.88   $     0.69
   Minority Interest Acquisitions - Stock Price Five Days Prior           na      $    2.58   $   0.91  $    0.81   $     0.60
   Minority Interest Acquisitions - Stock Price Thirty Days Prior         na      $    2.38   $   1.01  $    0.90   $     0.72


Adjusted Book Value Analysis
   Liquidation Premise                                             $   5,213             na   $   1.02         na           na

Premiums Paid Analysis
   As of November 16, 2001                                              63.8%
   One Day Prior                                                        61.4%
   Average 5 Days Prior                                                 84.0%
   Average 10 Days Prior                                                89.3%
   Average 20 Days Prior                                                83.3%
   Average 30 Days Prior                                                73.8%
   Average 60 Days Prior                                                65.1%
   Average 90 Days Prior                                                47.2%
   Average Six Months Prior                                             30.4%
   Average One Year Prior                                                4.0%

--------------------------------------------------------------------------------
(1) Please reference the appropriate Analysis for further discussion and sources of information.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS


         . The selected comparable company analysis provides a range of value, at a given point in time, based on the market's perception (as reflected in stock prices) of publicly traded companies deemed similar to BCT.

         . The Company's distinct niche as a franchisor of wholesale printers eliminates the possibility of locating directly comparable public companies. Capitalink focused on the printing industry, locating six companies (the "Comparable Companies").

         .     Only one of the Comparable Companies, IPI Inc., is a franchisor.

         . Based on its market value of approximately $3.5 million, BCT is smaller than all but one of the Comparable Companies.

         . Capitalink focused on the Comparable Companies' respective market values relative to (a) last twelve months ("LTM") earnings per share ("EPS"), (b) estimated current fiscal year ("CFY") EPS, (c) estimated next fiscal year ("NFY") EPS, and (d) common equity.

         . While earnings is the most relevant characteristic to be compared, only three of the Comparable Companies had a positive LTM EPS, and only one, Consolidated Graphics, Inc. had estimated CFY and NFY EPS. It is noted that Consolidated Graphics is considerably larger than the other Comparable Companies, both in terms of market value and revenue.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

         . It is noted that the consideration in the Proposed Transaction falls in the lower end of the implied market values derived from the Comparable Companies' common equity multiple.

         . Based both on the lack of publicly traded companies that are deemed directly comparable to BCT and on the lack of earnings characteristics for the Comparable Companies, Capitalink has not placed significant weight on the selected comparable company analysis.

         . An analysis of publicly-traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

 Comparable Company Analysis - Implied Value
 ($ in thousands, except per share)

                                                          Earnings
                                             -----------------------------------
                                               LTM       Est CFY (1)  Est NFY (1)   Common Equity
                                             ---------   -----------  ----------    ---------------
 BCT International                            $      98   $    519     $   371        $   14,540

---------------------------------------------------------------------------------------------------

Comparable Companies Multiples

   High                                           13.4x      10.2x        9.2x              0.8x
   Mean                                           11.4       10.2         9.2               0.7
   Median                                         12.5       10.2         9.2               0.7
   Low                                             8.4       10.2         9.2               0.4

Implied Range of Enterprise Value
   High                                             na         na          na                na
   Mean                                             na         na          na                na
   Median                                           na         na          na                na
   Low                                              na         na          na                na

Implied Range of Market Value (2)
   High                                      $   1,310   $  5,269     $ 3,420        $   12,154
   Mean                                          1,121      5,269       3,420             9,531
   Median                                        1,225      5,269       3,420             9,819
   Low                                             828      5,269       3,420             5,759

Implied Range of Market Value Per Share (3)
   High                                      $    0.26   $   1.03     $  0.67        $     2.37
   Mean                                           0.22       1.03        0.67              1.86
   Median                                         0.24       1.03        0.67              1.91
   Low                                            0.16       1.03        0.67              1.12

---------------------------------------------------------------------------------------------------

 _______________________________________________________________________________
(1) Estimates have been derived from Company Projections and Management.
(2) Assumes Net Debt of ($5,136). See DCF Analysis for calculation.
(3) Assumes 5,136 shares outstanding. See DCF Analysis for calculation.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Valuation Multiples
($ in thousands, except per share data)

                                     % Below/Above                                Market Value as a Multiple of
                                                                         ----------------------------------------------
                           Stock
                           Price      52-week        Market   Enterprise               EPS            Common  Net Tang.
                                                                         ----------------------------
         Company         16-Nov-01    High-Low       Value     Value (1)   LTM  Est CFY(2) Est NFY(2) Equity  Common Eq
   --------------------  ---------  --------------  -------- ----------- ------ ---------- ---------- ------- ---------
   Consolidated
   Graphics, Inc       $   16.040   27.4%  - 63.5%  $209,643  $445,461    13.4x    10.2x    9.2x       0.7x      2.1x

   Geographics, Inc.        0.090   79.5%  - 63.6%     3,437    13,819      na      na       na        0.7       1.6

   IPI Inc                  4.100   25.5%  - 98.8%    18,778    (7,402)     na      na       na        0.7       0.7

   Impreso, Inc             2.250   33.2%  - 50.0%    11,880    35,595    12.5      na       na        0.8       0.8

   iPrint Technologies      0.200   89.2%  - 25.0%     6,048     6,062      na      na       na        0.4       0.4

   Paris Corporation        3.040   17.8%  - 73.7%     9,941     2,768     8.4      na       na        0.6       0.6


                                                       --------------------------------------------------------------
                                                       High               13.4x    10.2x    9.2x       0.8x      2.1x
                                                       Mean               11.4     10.2     9.2        0.7       1.1
                                                       Median             12.5     10.2     9.2        0.7       0.8
                                                       Low                 8.4     10.2     9.2        0.4       0.4
                                                       -------------------------------------------------------------

   BCT International   $    0.690   57.5%  - 38.0%  $  3,533  $    643    69.0x     6.9x    9.6x       0.2x      0.2x

                                        Enterprise Value as a Multiple of    5 Year
                           ---------------------------------------------

                                    Revenue             LTM    LTM         EPS Growth
                           -------------------------
Company                    LTM Est CFY(2) Est NFY(2) EBIT   EBITDA Assets  Proj.(2)
                           --- ---------- ---------- ----   ------ ------  ---------
Consolidated
Graphics, Inc                0.7x   0.7x     0.6x      9.7x   5.1x    0.7x   15.0%

Graphics, Inc                0.4     na       na        na     na     0.5      na

IPI Inc                       na     na       na        na     na      na      na

Impreso, Inc                 0.4     na       na      11.3    9.0     0.6      na

iPrint Technologies          0.5    0.6      0.4        na     na     0.3      na

Paris Corporation            0.1     na       na       1.3    1.0     0.1      na

                             -------------------------------------------------------
                             0.7x   0.7x     0.6x     11.3x   9.0x    0.7x   15.0%
                             0.4    0.6      0.5       7.4    5.0     0.5    15.0%
                             0.4    0.6      0.5       9.7    5.1     0.5    15.0%
                             0.1    0.6      0.4       1.3    1.0     0.1    15.0%
                             -------------------------------------------------------

BCT International            0.0x   0.0x     0.0x       na     na     0.0x     na

--------------------------------------------------------------------------------
(1) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.
(2) Sources of estimates: Multex Research and other various securities analysts' estimates and reports.

     Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Margin and Other Analyses
($ in thousands)

                                                                          LTM (1)
                            ----------------------------------------------------------------------------
                                               as Percentage of Revenue                  Return on
                            ----------------------------------------------------------------------------
                                      Gross          Operating                 Net   Average   Average
      Company       Ticker   Revenue  Margin  SG & A  Margin   EBITDA  EBIT   Income  Assets   Common Eq
------------------ -------- --------- ------  ------ --------  ------  ----   ------ -------   ---------
Consolidated
Graphics, Inc        CGX    $661,999  26.6%   18.7%    6.9%    13.2%    6.9%    2.3%   2.3%      5.3%

Geographics, Inc.    GGIT     35,922  12.3%   25.8%   13.4%     7.7%   13.5%   16.7%  22.6%    110.9%

IPI Inc              IDH       8,069  81.2%   80.1%  -12.8%     7.0%  -12.8%  -10.5%   2.9%      3.7%

Impreso, Inc         ZCOM     87,820  11.8%    8.4%    3.4%     4.5%    3.6%    1.1%   1.9%      6.7%

iPrint Technologies  IPRT     11,806  35.0%  147.0%  177.4%  -130.1%  164.1% -164.1%  71.4%    -87.9%

Paris Corporation    PBFI     43,232  12.7%    9.8%    2.9%     6.6%    5.1%    2.7%   5.8%      7.8%


                     --------------------------------------------------------------------------------
                     High   $661,999  81.2%  147.0%    6.9%    13.2%    6.9%    2.7%   5.8%      7.8%
                     Mean    141,475  29.9%   48.3%  -31.7%   -20.1%  -29.1%  -30.9% -14.5%   - 30.4%
                     Median   39,577  19.7%   22.3%   -4.9%    -1.3%   -4.6%   -4.7%  -0.5%      0.8%
                     Low       8,069  11.8%    8.4% -177.4%  -130.1% -164.1% -164.1% -71.4%   -110.9%
                     --------------------------------------------------------------------------------


BCT International   BCTI    $ 18,332  38.6%   39.0%   -1.7%    -0.1%   -1.4%    0.5%   0.6%      0.7%

                                                                    as of Latest Available Filing
-----------------------------------------------------------------------------------------------------
                        Accts                   Days             Total Debt   Total Debt   Latest FY
                     Receivable  Inventory     Sales    Current   to Total        to        Revenue
      Company         Turnover   Turnover   Outstanding  Ratio  Capitalization  EBITDA      Growth
-------------------- --------------------------------------------------------------------------------
Consolidated
Graphics, Inc           5.8x      15.52x       63.2       2.1        44.8%      2.8x          9.4%

Geographics, Inc.       5.6        4.53x       65.0       0.7        67.4%       na          34.3%

IPI Inc                 6.6        7.09x       55.6       5.1         0.2%       na          -9.6%

Impreso, Inc            8.9        2.68x       41.0       1.3        62.7%      6.0x         20.5%

iPrint Technologies     5.9          na        62.3       3.0         0.1%       na         424.2%

Paris Corporation       8.0        9.80x       45.7       3.5         8.2%      0.5x         21.4%


                       -----------------------------------------------------------------------------
            High        8.9x       15.5x       65.0       5.1        67.4%      6.0x        424.2%
            Mean        6.8         7.9        55.5       2.6        30.6%      3.1          83.4%
            Median      6.2         7.1        59.0       2.6        26.5%      2.8          20.9%
            Low         5.6         2.7        41.0       0.7         0.1%      0.5          -9.6%
                       -----------------------------------------------------------------------------


BCT International       6.5x       4.76x       55.9       7.4         1.9%       na          -1.6%

________________________________________________________________________________

(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Income Statement Overview
($ in thousands, except per share data)

                                   Revenue              EBITDA (1)           EBIT (1)            Net Income (1)        EPS (1)
                             --------------------  -------------------  -------------------   -------------------  ----------------
                                          Latest               Latest               Latest                Latest             Latest
        Company                  LTM       10-K       LTM       10-K       LTM       10-K        LTM       10-K       LTM     10-K
---------------------------  ---------- ---------  ---------  --------  ---------  --------   ---------  --------  --------  ------
Consolidated Graphics, Inc    $661,999   $683,396  $ 87,129   $ 97,063  $ 45,985   $ 58,280   $ 15,541   $ 22,111   $ 1.20   $ 1.68

Geographics, Inc.               35,922     36,602    (2,783)    (2,064)   (4,862)    (3,863)    (6,002)    (5,007)   (0.17)   (0.14)

IPI Inc                          8,069      9,294      (567)       330    (1,030)      (204)      (851)      (192)   (0.17)   (0.04)

Impreso, Inc                    87,820     74,118     3,962      3,481     3,156      2,792        934        931     0.18     0.18

iPrint Technologies             11,806     17,069   (15,365)   (32,017)  (19,369)   (35,975)   (19,369)   (35,975)   (0.62)   (1.39)

Paris Corporation               43,232     43,011     2,847      1,991     2,191      1,263      1,166        663     0.36     0.21


                     ---------------------------------------------------------------------------------------------------------------
                      High    $661,999   $683,396  $ 87,129   $ 97,063  $ 45,985   $ 58,280   $   15,541 $ 22,111   $ 1.20   $ 1.68
                      Mean     141,475    143,915    12,537     11,464     4,345      3,716       (1,430)  (2,912)    0.13     0.08
                      Median    39,577     39,807     1,140      1,161       581        530           42      235     0.00     0.07
                      Low        8,069      9,294   (15,365)   (32,017)  (19,369)   (35,975)     (19,369) (35,975)   (0.62)   (1.39)
                     ---------------------------------------------------------------------------------------------------------------



BCT International             $ 18,332   $ 18,999  $    (16)  $    988   $  (261)  $    756   $       98 $    695   $ 0.01   $ 0.13

                               Latest     Latest

                              Available  Available
         Company                10-Q       10-K
---------------------------   ---------  ---------
Consolidated Graphics, Inc    30-Sep-01  31-Mar-01

Geographics, Inc.             30-Jun-01  31-Mar-01

IPI Inc                       31-Aug-01  30-Nov-00

Impreso, Inc                  31-May-01  31-Aug-00

iPrint Technologies           30-Sep-01  31-Dec-00

Paris Corporation             30-Jun-01  30-Sep-00





BCT International              31-Aug-01  28-Feb-01

--------------------------------------------------------------------------------
(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

  BCT International, Inc.                                           CONFIDENTIAL
  ------------------------------------------------------------------------------
  VALUATION ANALYSIS
  SELECTED COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis - Balance Sheet Overview
($ in thousands)

                                                             As of Latest Available Filing
                        --------------------------------------------------------------------------------------------------------
                           Cash,                                   Total                                              Total
                        Equivalents    Accounts                   Current                 Intangibles,     Total     Current
Company                  & Mrkt Sec   Receivables  Inventory       Assets      PPE, net       net         Assets   Liabilities
----------------------  -----------   ----------  -----------   ----------   -----------   ----------   ---------   ----------
Consolidated            $     6,850   $  113,255  $    31,045   $  161,768   $   287,603   $  200,904   $ 657,829   $   77,532

Graphics, Inc

Geographics, Inc.               177        5,453        7,268       13,463         9,141        2,907      25,753       18,013

IPI Inc                      26,229        1,089          187       29,705           660        2,624      33,594        5,863

Impreso, Inc                    198       10,800       36,667       48,138        10,562            -      58,940       37,382

iPrint Technologies           7,446        2,156            -       14,719         2,657            -      20,137        4,860

Paris Corporation             8,537        5,401        3,842       18,750         1,598            -      20,921        5,358



          High          $    26,229   $  113,255  $    36,667   $  161,768   $   287,603   $  200,904   $ 657,829   $   77,532
          Mean                8,240       23,026       13,168       47,757        52,037       34,406     136,196       24,835
          Median              7,148        5,427        5,555       24,228         5,899        1,312      29,674       11,938
          Low                   177        1,089            -       13,463           660            -      20,137        4,860



BCT International       $     3,170   $    2,043  $     2,375   $    8,170   $       423   $      219   $  16,156   $    1,102


                         ----------------------------------------------------
                                                          Net         Latest
                            Total         Total        Tangible     Available
Company                      Debt       Common Eq      Common Eq      Filing
----------------------    -----------   ----------   -----------    ---------
Consolidated              $   242,668   $  298,423   $    97,519    30-Sep-01

Graphics, Inc

Geographics, Inc.              10,559        5,113         2,206    30-Jun-01

IPI Inc                            49       27,682        25,058    31-Aug-01

Impreso, Inc                   23,913       14,212        14,212    31-May-01

iPrint Technologies                14       15,269        15,269    30-Sep-01

Paris Corporation               1,364       15,338        15,338    30-Jun-01



          High            $   242,668   $  298,423   $    97,519
          Mean                 46,428       62,673        28,267
          Median                5,962       15,304        15,304
          Low                      14        5,113         2,206



BCT International         $       280   $   14,540   $    14,321    31-Aug-01


--------------------------------------------------------------------------------
Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

--------------------------------------------------------------------------------
                       Consolidated Graphics, Inc Overview
--------------------------------------------------------------------------------

            Name  Consolidated Graphic       Address 5858 Westheimer       Officers Joe Davis           Attorneys
          Symbol  CGX                   City, State Zip Houston, TX 77057           Charles White        Auditors  Arthur Andersen
Latest Fiscal YE  31-Mar-01                   Telephone 713-787-0977                Wayne Rose     Transfer Agent  American Stock
 Latest Rprt Per  30-Sep-01                      Fax 713-787-5013                                                  Transfer & Trust

Consolidated Graphics has bought more than 60 medium-sized printing firms since 1985. CGX, which is one of the nation's largest commercial printers, generates most of its sales by printing items such as brochures, catalogs, and direct mail fliers. The company also provides electronic services (online digital asset management, online purchasing) and fulfillment services.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                             LTM              Six Months Ended                Fiscal Years Ended
                                                           ------------------------        ------------------------
                                            Sep-01          Sep-01          Sep-00          Mar-01          Mar-00
                                           --------        ------------------------        ------------------------
Revenue                                    $661,999        $ 324,59        $345,989        $683,396        $624,895
COGS                                        485,738         238,882         247,302         494,158         437,345
                                           --------        ------------------------        ------------------------
                     Gross Profit           176,261          85,710          98,687         189,238         187,550
Selling, General &                          123,983          61,312          61,994         124,665         109,944
Administrative
Research & Development                            -               -               -               -               -
Other Operating                               6,440               -               -           6,440               -
                                           --------        ------------------------        ------------------------
                 Operating Income            45,838          24,398          36,693          58,133          77,606
Interest Expense, net                        19,660           8,764          10,109          21,005          13,584
Other, net                                      147               -               -             147             108
                                           --------        ------------------------        ------------------------
                   Pre-tax Income            26,325          15,634          26,584          37,275          64,130
Taxes                                        10,784           6,254          10,634          15,164          25,651
                                           --------        ------------------------        ------------------------
                 After-tax Income            15,541           9,380          15,950          22,111          38,479

Minority Interest                                 -               -               -               -               -
Equity in Affiliates                              -               -               -               -               -
            Normalized Net Income            15,541           9,380          15,950          22,111          38,479
Preferred Dividends                               -               -               -               -               -
                                           --------        ------------------------        ------------------------
  Normalized Net Income to Common          $ 15,541        $  9,380        $ 15,950        $ 22,111        $ 38,479
                                           ========        ========================        ========================
                             EBIT          $ 45,985        $ 24,398        $ 36,693        $ 58,280        $ 77,714
      Depreciation & Amortization          $ 41,144        $ 20,832        $ 18,471        $ 38,783        $ 32,881
                           EBITDA          $ 87,129        $ 45,230        $ 55,164        $ 97,063        $110,595
                            CAPEX          $ 21,852        $  7,485        $ 12,067        $ 26,434        $ 25,172
                   EBITDA - CAPEX          $ 65,277        $ 37,745        $ 43,097        $ 70,629        $ 85,423
         GAAP Operating Cash Flow          $ 61,951        $ 28,304        $ 34,471        $ 68,118        $ 68,319

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
          Unusual Items                                 $      -   $     - $       -  $      -   $     -
          Accounting Changes                            $      -   $     - $       -  $      -   $     -
          Discontinued                                  $      -   $     - $       -  $      -   $     -
          Operations
          Extraordinary Items                           $      -   $     - $       -  $      -   $     -
          Total                                         $      -   $     - $       -  $      -   $     -
Total After-tax Special Items                           $      -   $     - $       -  $      -   $     -
Tax Provision on Special Items                          $      -   $     - $       -  $      -   $     -
Reported Taxes                                          $ 10,784   $ 6,254 $  10,634  $ 15,164   $25,651
Reported Net Income                                     $ 15,541   $ 9,380 $  15,950  $ 22,111   $38,479
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                      13,054    13,318    13,142    15,155
Basic Normalized EPS                                    $   1.20   $  0.72 $    1.20  $   1.68   $  2.54
Basic Reported EPS                                      $   1.20   $  0.72 $    1.20  $   1.68   $  2.54
Diluted Reported Weighted Avg Shares Out (000's)                    13,334    13,329    13,186    15,336
Diluted Normalized EPS                                  $   1.18   $  0.70 $    1.20  $   1.68   $  2.51
Diluted Reported EPS                                    $   1.18   $  0.70 $    1.20  $   1.68   $  2.51

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit            26.6%       26.4%     28.5%     27.7%     30.0%
S,G & A                      18.7%       18.9%     17.9%     18.2%     17.6%
Operating Income              6.9%        7.5%     10.6%      8.5%     12.4%
Pre-Tax                       4.0%        4.8%      7.7%      5.5%     10.3%
EBIT                          6.9%        7.5%     10.6%      8.5%     12.4%
EBITDA                       13.2%       13.9%     15.9%     14.2%     17.7%
Normalized Net Income         2.3%        2.9%      4.6%      3.2%      6.2%
Reported Net Income           2.3%        2.9%      4.6%      3.2%      6.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------

($ in thousands, except per share)                                As of             As of
                                                                            ---------------------
                                                                30-Sep-01     Mar-01      Mar-00
                                                                ---------   ---------------------
Cash & Equivalents                                              $   6,850   $   8,667   $   8,197
Marketable Securities                                                   -           -           -
                                                                ---------   ---------------------
Total Cash & Mkt Securities                                         6,850       8,667       8,197
Accounts Receivable                                               113,255     116,095     115,646
Inventory                                                          31,045      31,536      32,670
Other Current Assets                                               10,618       8,628       8,518
                                                                ---------   ---------------------
             Total Current Assets                                 161,768     164,926     165,031
PPE, net                                                          287,603     299,871     310,344
Intangibles, net                                                  200,904     203,030     198,588
Investments                                                             -           -           -
Other Assets                                                        7,554       6,840       6,885
                                                                ---------   ---------------------
               Total Assets                                     $ 657,829   $ 674,667   $ 680,848
                                                                =========   =====================

Accounts Payable                                                $  23,994   $  33,865   $  55,780
Accrued Expenses                                                   32,425      32,609      35,260
Short Term Debt                                                    16,443      18,711       5,083
Short Term Capital Leases                                               -           -           -
Other Current Liabilities                                           4,670         253       3,607
                                                                ---------   ---------------------
        Total Current Liabilities                                  77,532      85,438      99,730
Other LT Liabilities                                               55,649      54,966      47,180
Long Term Debt                                                    226,225     246,729     261,407
Long Term Capital Leases                                                -           -           -
Minority Interests                                                      -           -           -
Pref Stock (Liq Value)                                                  -           -           -
                                                                ---------   ---------------------
                     Total Liabilities & Pref Stock               359,406     387,133     408,317
                                                                ---------   ---------------------
Common Equity                                                     298,423     287,534     272,531
                                                                ---------   ---------------------
     Total Liabilities & Equity                                 $ 657,829   $ 674,667   $ 680,848
                                                                =========   =====================
Common Shares Outstanding (000's)                                  13,134      13,019      13,708
          Cash Value per share                                  $    0.52   $    0.67   $    0.60
          Book Value per share                                  $   22.72   $   22.09   $   19.88
   Tangible Book Value per share                                $    7.42   $    6.49   $    5.39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                         5.77 x           5.90 x          5.40 x
Inventory Turnover                  15.52 x          15.39 x         13.39 x
Asset Turnover                       0.99 x           1.01 x          0.92 x
Days Sales Outstanding               63.2             61.9            67.5
Days Inventory Outstanding           23.5             23.7            27.3
Days Payable Outstanding             17.1             26.2            37.2
Return on Avg Assets                  2.3%             3.3%             na
Return on Avg Common Equity           5.3%             7.9%             na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Financial Strength
--------------------------------------------------------------------------------
Current Ratio                           2.09          1.93             1.65
Quick Ratio                             1.69          1.56             1.33
Total Debt                         $ 242,668     $ 265,440        $ 266,490
Net Debt                           $ 235,818     $ 256,773        $ 258,293
Total Capitalization               $ 541,091     $ 552,974        $ 539,021
Total Debt/Total Capitalization         44.8%         48.0%            49.4%
Net Debt/Total Capitalization           43.6%         46.4%            47.9%
Total Debt/EBITDA                       2.79 x        2.73 x           2.41 x
EBITDA/Interest Expense                 4.43 x        4.62 x           8.14 x
EBITDA-CAPEX/Interest Expense           3.32 x        3.36 x           6.29 x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                      16-Nov-01
Exchange                                             NYSE
Stock Price                                  $      16.04
52 Week High                                 $      22.10
52 Week Low                                  $       9.81
Avg. Daily Volume (000's)                              35
Beta                                                 0.72
Shares Outstanding (000's)                         13,070
Total Outstanding Warrants & Options (000's)            -
Float (000's)                                       8,800

Market Cap                                   $  209,642.8
Enterprise Value (EV)                        $  445,460.8

Institutional
   % Owned                                          40.00%
   Number of Institutions                             157
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                            Multiple of
                                       ---------------------
                                       Market Cap      EV
                                       ---------------------
Latest Twelve Months
   Revenue                                  0.32x      0.67x
   EBIT                                     4.56x      9.69x
   EBITDA                                   2.41x      5.11x
   Normalized Net Income                   13.49x     28.66x
   Basic Normalized EPS                    13.37x

Projected
   Mar-02 Mean Revenue                      0.31x      0.67x
   Mar-02 Mean Revenue                      0.30x      0.65x
   Mar-02 Mean EPS                         10.15x        na
   Mar-03 Mean EPS                          9.22x        na
Most Recent Filing
   Assets                                   0.32x      0.68x
   Common Equity                            0.70x      1.49x
   Tangible Common Equity                   2.15x      4.57x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending             # Ests       Revenue          EPS
--------------------------------------------------------------------------------
March-02                       2    $668,700     $       1.58
March-03                       2    $688,760     $       1.74
LT Growth                      1          na            15.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                     Six Months Ended                  Fiscal Years Ended
                          Sep-01                             Mar-01
                     ----------------                  ------------------
Revenue                    -6.2%                                9.4%
EBIT                      -33.5%                              -25.0%
EBITDA                    -18.0%                              -12.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes



--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

--------------------------------------------------------------------------------
                           Geographics, Inc. Overview
--------------------------------------------------------------------------------

            Name     Geographics, Inc.
          Symbol     GGIT
Latest Fiscal YE     31-Mar-01
 Latest Rprt Per     30-Jun-01

      Address 1555 Odell Road
City, State Zip Blaine, WA 98231
      Telephone 360-332-6711
         Fax 360-332-6352

Officers James Dorman
         William Graham
         John Rossmiller
         William Paquin

            Attorneys
          Auditors KPMG
Transfer Agent Montreal Trust Centre
--------------------------------------------------------------------------------
Geographics is primarily engaged in the development, manufacture, marketing and distribution of specialty paper products, generally made using pre-printed designs, including stationery, business cards, brochures, memo pads, and poster boards. Geographics is also engaged in the development, marketing and distribution of plastic ready-to-assemble filing and storage cabinets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                      LTM       Three Months Ended     Fiscal Years Ended
                                              ----------------------  --------------------
                                     Jun-01      Jun-01     Jun-00      Mar-01    Mar-00
                                    --------- ----------------------  --------------------
Revenue                             $ 35,922    $ 8,524    $ 9,204    $ 36,602    $27,255
COGS                                  31,486      7,039      6,499      30,946     18,999
                                    --------- ----------------------  --------------------
                 Gross Profit          4,436      1,485      2,705       5,656      8,256
Selling, General & Administrative      9,267      1,915      2,135       9,487      7,576
Research & Development                     -          -          -           -          -
Other Operating                            -          -          -           -          -
                                    --------- ----------------------  --------------------
             Operating Income         (4,831)      (430)       570      (3,831)       680
Interest Expense, net                  1,140        218        222       1,144        927
Other, net                               (31)       (13)       (14)        (32)       483
                                    --------- ----------------------  --------------------
               Pre-tax Income         (6,002)      (661)       334      (5,007)       236
Taxes                                      -          -          -           -          -
                                    --------- ----------------------  --------------------
             After-tax Income         (6,002)      (661)       334      (5,007)       236

Minority Interest                          -          -          -           -          -
Equity in Affiliates                       -          -          -           -          -
                                    --------- ----------------------  --------------------
        Normalized Net Income         (6,002)      (661)       334      (5,007)       236
Preferred Dividends                        -          -          -           -          -
                                    --------- ----------------------  --------------------
     Normalized Net Income to
                       Common       $ (6,002)   $  (661)   $   334    $  5,007)   $   236
                                    ========= ======================  ====================
                         EBIT       $ (4,862)   $  (443)   $   556    $ (3,863)   $ 1,163
     Depreciation & Amortization    $  2,079    $   687    $   407    $  1,799    $ 1,330

                       EBITDA       $ (2,783)   $   244    $   963    $ (2,064)   $ 2,493
                        CAPEX       $  1,534    $   507    $    77    $  1,104    $   444
               EBITDA - CAPEX       $ (4,317)   $  (263)   $   886    $ (3,168)   $ 2,049
        GAAP Operating Cash Flow    $   (242)   $   386    $   274    $   (354)   $(2,621)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
          Unusual Items      $      -   $      -  $     -  $      -    $    -
          Accounting Changes $      -   $      -  $     -  $      -    $    -
          Discontinued       $      -   $      -  $     -  $      -    $    -
          Operations
          Extraordinary      $      -   $      -  $     -  $      -    $    -
          Items
          Total              $      -   $      -  $     -  $      -    $    -
Total After-tax Special      $      -   $      -  $     -  $      -    $    -
Items
Tax Provision on Special     $      -   $      -  $     -  $      -    $    -
Items
Reported Taxes               $      -   $      -  $     -  $      -    $    -
Reported Net Income          $ (6,002)  $   (661) $   334  $ (5,007)   $  236
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                35,284    35,832    35,284     19,442
Basic Normalized EPS                              $ (0.17) $   (0.02)  $  0.01  $  (0.14)   $  0.01
Basic Reported EPS                                $ (0.17) $   (0.02)  $  0.01  $  (0.14)   $  0.01
Diluted Reported Weighted Avg Shares Out (000's)              35,284    36,711    35,284     20,599
Diluted Normalized EPS                            $ (0.17) $   (0.02)  $  0.01  $  (0.14)   $  0.01
Diluted Reported EPS                              $ (0.17) $   (0.02)  $  0.01  $  (0.14)   $  0.01
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit                12.3%      17.4%    29.4%     15.5%     30.3%
S,G & A                          25.8%      22.5%    23.2%     25.9%     27.8%
Operating Income                 13.4%       5.0%     6.2%    -10.5%      2.5%
Pre-Tax                         -16.7%      -7.8%     3.6%    -13.7%      0.9%
EBIT                             13.5%      -5.2%     6.0%     10.6%      4.3%
EBITDA                           -7.7%       2.9%    10.5%     -5.6%      9.1%
Normalized Net Income            16.7%       7.8%     3.6%     13.7%      0.9%
Reported Net Income             -16.7%      -7.8%     3.6%    -13.7%      0.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)        As of                 As of
                                                    ----------------------------
                                        30-Jun-01       Mar-01         Mar-00
                                       -----------  ----------------------------
Cash & Equivalents                      $     177     $     421      $     361
Marketable Securities                           -             -              -
                                       -----------  ----------------------------
Total Cash & Mkt                              177           421            361
Securities
Accounts Receivable                         5,453         7,344          6,079
Inventory                                   7,268         6,634          5,301
Other Current Assets                          565           604            562
                                       -----------  ----------------------------
             Total Current Assets          13,463        15,003         12,303
PPE, net                                    9,141         9,007          9,305
Intangibles, net                            2,907         3,127            317
Investments                                                   -              -
Other Assets                                  242           198            442
                                       -----------  ----------------------------
               Total Assets             $  25,753     $  27,335      $  22,367
                                       ===========  ============================

Accounts Payable                        $   5,919     $   5,401      $   3,699
Accrued Expenses                            2,881         4,237          2,084
Short Term Debt                             7,932         8,407          5,765
Short Term Capital Leases                       -             -              -
Other Current Liabilities                   1,281         1,950          1,628
                                       -----------  ----------------------------
        Total Current Liabilities          18,013        19,995         13,176
Other LT Liabilities                            -             -              -
Long Term Debt                              2,627         1,629          3,539
Long Term Capital Leases                        -             -              -
Minority Interests                              -             -              -
Pref Stock (Liq Value)                          -             -              -
                                       -----------  ----------------------------
     Total Liabilities & Pref Stock        20,640        21,624         16,715
                                       -----------  ----------------------------
Common Equity                               5,113         5,711          5,652
                                       -----------  ----------------------------
     Total Liabilities & Equity         $  25,753     $  27,335      $  22,367
                                       ===========  ============================

Common Shares Outstanding (000's)          38,192        38,193         26,966
          Cash Value per share          $    0.00     $    0.01      $    0.01
          Book Value per share          $    0.13     $    0.15      $    0.21
  Tangible Book Value per share         $    0.06     $    0.07      $    0.20
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                            5.61 x      5.45 x      4.48 x
Inventory Turnover                      4.53 x      5.19 x      3.58 x
Asset Turnover                          1.35 x      1.47 x      1.22 x
Days Sales Outstanding                  65.0        66.9        81.4
Days Inventory Outstanding              80.6        70.4       101.8
Days Payable Outstanding                50.7        41.1        50.8
Return on Avg Assets                   -22.6%      -20.1%         na
Return on Avg Common Equity           -110.9%      -88.1%         na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                             0.75        0.75           0.93
Quick Ratio                               0.34        0.42           0.53
Total Debt                            $ 10,559    $ 10,036       $  9,304
Net Debt                              $ 10,382    $  9,615       $  8,943
Total Capitalization                  $ 15,672    $ 15,747       $ 14,956
Total Debt/Total Capitalization           67.4%       63.7%          62.2%
Net Debt/Total Capitalization             66.2%       61.1%          59.8%
Total Debt/EBITDA                           na          na           3.73 x
EBITDA/Interest Expense                     na          na           2.69 x
EBITDA-CAPEX/Interest Expense               na          na           2.21 x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                         16-Nov-01
Exchange                                              OTC BB
Stock Price                                     $       0.09
52 Week High                                    $       0.44
52 Week Low                                     $       0.06
Avg. Daily Volume (000's)                                 18
Beta                                                   (0.28)
Shares Outstanding (000's)                            38,190
Total Outstanding Warrants & Options (000's)               -
Float (000's)                                         26,000
Market Cap                                      $    3,437.1
Enterprise Value (EV)                           $   13,819.1
Institutional
   % Owned                                              0.00%
   Number of Institutions                                  -
--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                             Multiple of
                                                --------------------------------
                                                   Market Cap           EV
                                                --------------------------------
Latest Twelve Months
   Revenue                                               0.10x          0.38x
   EBIT                                                    na             na
   EBITDA                                                  na             na
   Normalized Net Income                                   na             na
   Basic Normalized EPS                                    na
Projected
   Dec-01 Mean Revenue                                     na             na
   Dec-01 Mean Revenue                                     na             na
   Dec-01 Mean EPS                                         na             na
   Dec-02 Mean EPS                                         na             na
Most Recent Filing
   Assets                                                0.13x          0.54x
   Common Equity                                         0.67x          2.70x
   Tangible Common Equity                                1.56x          6.26x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                # Ests      Revenue      EPS
--------------------------------------------------------------------------------
December-01                                      -     $      -    $       -
December-02                                      -     $      -    $       -
LT Growth                                        -             na           na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Period Growth Rates
--------------------------------------------------------------------------------
                                        Three Months Ended    Fiscal Years Ended
                                              Jun-01                 Mar-01
                                         ----------------      ----------------
Revenue                                           -7.4%                   34.3%
EBIT                                            -179.7%                 -432.2%
EBITDA                                           -74.7%                 -182.8%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notes




--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------
                                IPI Inc Overview
--------------------------------------------------------------------------------
Name              IPI Inc
Symbol            IDH
Latest Fiscal YE  30-Nov-00
Latest Rprt Per   31-Aug-01

Address 8091 Wallace Road
City, State Zip Eden Prairie, MN 55344
Telephone 952-975-6200
Fax 952-975-6262

Officers Robert Sutter
         David Engel
         David Oswald
         Margo Barnhart

               Attorneys
Auditors       Arthur Andersen
Transfer Agent Norwest Bank Minnesota

IPI has about 220 franchised Insty-Printslocations which provide graphic design, typesetting, binding, and other commercial printing services to companies for products such as stationery, business cards, forms, brochures, and overhead transparencies. Subsidiary Change of Mind Learning Systems franchises Dreamcatcher Learning Centers, which provide supplemental education in reading, writing, math, G.E.D. & college prep studies.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------

($ in thousands, except per share)

                                LTM    Nine Months Ended   Fiscal Years Ended
                                       -----------------  -------------------
                              Aug-01   Aug-01    Aug-00    Nov-00     Nov-99
                             --------  -----------------  -------------------
Revenue                      $  8,069  $ 5,851  $  7,076  $  9,294  $  10,278
COGS                            1,521    4,999     5,944     2,466      3,026
                             --------  -----------------  -------------------
               Gross Profit     6,548      852     1,132     6,828      7,252

Selling, General &
Administrative                  6,466    1,059       513     5,920      4,853
Research & Development              -        -         -         -          -
Other Operating                 1,112        -         -     1,112        240
                             --------  -----------------  -------------------
           Operating Income    (1,030)    (207)      619      (204)     2,159

Interest Expense, net             388      (89)     (360)      117          -
Other, net                          -        -         -         -          -
                             --------  -----------------  -------------------
             Pre-tax Income    (1,418)    (118)      979      (321)     2,159
Taxes                            (567)     (47)      391      (129)       864
                             --------  -----------------  -------------------
           After-tax Income      (851)     (71)      588      (192)     1,295
Minority Interest                   -        -         -         -          -
Equity in Affiliates                -        -         -         -          -
                             --------  -----------------  -------------------
      Normalized Net Income      (851)     (71)      588      (192)     1,295

Preferred Dividends                 -        -         -         -          -
                             --------  -----------------  -------------------
Normalized Net Income to
   Common                    $   (851) $   (71) $    588  $   (192) $   1,295
                             ========  =================  ===================

                        EBIT $ (1,030) $  (207) $    619  $   (204) $   2,159
 Depreciation & Amortization $    463  $   328  $    399  $    534  $     440
                      EBITDA $   (567) $   121  $  1,018  $    330  $   2,599
                       CAPEX $    185  $   101  $    125  $    209  $     371
              EBITDA - CAPEX $   (752) $    20  $    893  $    121  $   2,228
    GAAP Operating Cash Flow $ (2,153) $(1,592) $  1,292  $    731  $   2,214
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
          Unusual Items      $ 16,578  $16,148  $    474 $     904  $     811
          Accounting Changes $      -  $     -  $      - $       -  $       -
          Discontinued       $      -  $     -  $      - $       -  $       -
          Operations
          Extraordinary      $      -  $     -  $      - $       -  $       -
          Items
          Total              $ 16,578  $16,148  $    474 $     904  $     811
Total After-tax Special
  Items                      $  9,947  $ 9,689  $    284 $     542  $     487
Tax Provision on Special
Items                        $  6,631  $ 6,459  $    190 $     362  $     324
Reported Taxes               $  6,064  $ 6,412  $    581 $     233  $   1,188
Reported Net Income          $  9,096  $ 9,618  $    872 $     350  $   1,782
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Basic Reported Weighted Avg
 Shares Out (000's)                      4,859     4,843     4,847      4,734
Basic Normalized EPS         $  (0.17) $ (0.01) $   0.12 $   (0.04) $    0.27
Basic Reported EPS           $   1.87  $  1.98  $   0.18 $    0.07  $    0.38
Diluted Reported Weighted
 Avg Shares Out (000's)                  4,859     4,843     4,847      4,734
Diluted Normalized EPS       $  (0.17) $ (0.01) $   0.12 $   (0.04) $    0.27
Diluted Reported EPS         $   1.87  $  1.98  $   0.18 $    0.07  $    0.38
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit                81.2%    14.6%     16.0%     73.5%      70.6%
S,G & A                          80.1%    18.1%      7.2%     63.7%      47.2%
Operating Income                -12.8%     3.5%      8.7%     -2.2%      21.0%
Pre-Tax                          17.6%    -2.0%     13.8%     -3.5%      21.0%
EBIT                            -12.8%     3.5%      8.7%     -2.2%      21.0%
EBITDA                            7.0%     2.1%     14.4%      3.6%      25.3%
Normalized Net Income           -10.5%     1.2%      8.3%      2.1%      12.6%
Reported Net Income             112.7%   164.4%     12.3%      3.8%      17.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------

($ in thousands, except per share)           As of          As of
                                                     ------------------
                                           31-Aug-01  Nov-00     Nov-99
                                           --------- ------------------
Cash & Equivalents                         $   8,370 $    643  $  2,022
Marketable Securities                         17,859   15,638     6,504
                                           --------- ------------------
Total Cash & Mkt Securities                   26,229   16,281     8,526
Accounts Receivable                            1,089    1,370     1,371
Inventory                                        187      242       271
Other Current Assets                           2,200    2,103     4,591
                                           --------- ------------------
             Total Current Assets             29,705   19,996    14,759

PPE, net                                         660      776     1,246
Intangibles, net                               2,624    3,393     3,151
Investments                                        -        -         -
Other Assets                                     605      753       860
                                           --------- ------------------
                     Total Assets          $  33,594 $ 24,918  $ 20,016
                                           ========= ==================

Accounts Payable                           $     281 $    676  $    485
Accrued Expenses                                 861    1,023       878
Short Term Debt                                    -    4,438         -
Short Term Capital Leases                          -        -         -
Other Current Liabilities                      4,721      200       390
                                           --------- ------------------
        Total Current Liabilities              5,863    6,337     1,753

Other LT Liabilities                               -        -         -
Long Term Debt                                     -        -         -
Long Term Capital Leases                          49      105       319
Minority Interests                                 -        -         -
Pref Stock (Liq Value)                             -        -         -
                                           --------- ------------------
   Total Liabilities & Pref Stock              5,912    6,442     2,072
                                           --------- ------------------
Common Equity                                 27,682   18,476    17,944
                                           --------- ------------------
       Total Liabilities & Equity          $  33,594 $ 24,918  $ 20,016
                                           ========= ==================

Common Shares Outstanding (000's)              4,859    4,859     4,734
             Cash Value per share          $    5.40 $   3.35  $   1.80
             Book Value per share          $    5.70 $   3.80  $   3.79
    Tangible Book Value per share          $    5.16 $   3.10  $   3.12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------

A/R Turnover                                    6.56x    6.78x     7.50x
Inventory Turnover                              7.09x    9.61x    11.17x
Asset Turnover                                  0.28x    0.41x     0.51x
Days Sales Outstanding                          55.6     53.8      48.7
Days Inventory Outstanding                      51.5     38.0      32.7
Days Payable Outstanding                        19.2     22.3      21.8
Return on Avg Assets                            -2.9%    -0.9%     na
Return on Avg Common Equity                     -3.7%    -1.1%     na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------

Current Ratio                                   5.07     3.16      8.42
Quick Ratio                                     5.03     3.12      8.26
Total Debt                                 $      49 $  4,543  $    319
Net Debt                                   $ (26,180)$(11,738) $ (8,207)
Total Capitalization                       $  27,731 $ 23,019  $ 18,263
Total Debt/Total Capitalization                  0.2%    19.7%      1.7%
Net Debt/Total Capitalization                  -94.4%   -51.0%    -44.9%
Total Debt/EBITDA                               na      13.77x     0.12x
EBITDA/Interest Expense                         na       2.82x       na
EBITDA-CAPEX/Interest Expense                   na       1.03x       na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Market Information

As of Date                                                     16-Nov-01
Exchange                                                            AMEX
Stock Price                                                    $    4.10
52 Week High                                                   $    5.50
52 Week Low                                                    $    2.06
Avg. Daily Volume (000's)                                              9
Beta                                                                0.15
Shares Outstanding (000's)                                         4,580
Total Outstanding Warrants & Options (000's)                           -
Float (000's)                                                      1,500

Market Cap                                                     $18,778.0
Enterprise Value (EV)                                          $(7,402.0)

Institutional
   % Owned                                                          8.00%
   Number of Institutions                                              5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                           Multiple of
                                                       ----------------
                                                       Market Cap    EV
                                                       ----------------
Latest Twelve Months
   Revenue                                               2.33x       na
   EBIT                                                    na        na
   EBITDA                                                  na        na
   Normalized Net Income                                   na        na
   Basic Normalized EPS                                    na

Projected
   Dec-01 Mean Revenue                                     na        na
   Dec-01 Mean Revenue                                     na        na
   Dec-01 Mean EPS                                         na        na
   Dec-02 Mean EPS                                         na        na

Most Recent Filing
   Assets                                                0.56x       na
   Common Equity                                         0.68x       na
   Tangible Common Equity                                0.75x       na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                  # Ests    Revenue      EPS
--------------------------------------------------------------------------------
December-01                                        - $      -  $      -
December-02                                        - $      -  $      -
LT Growth                                          -       na        na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------

                                         Nine Months Ended Fiscal Years Ended
                                              Aug-01           Nov-00
                                            ---------         --------
Revenue                                       -17.3%            -9.6%
EBIT                                         -133.4%          -109.4%
EBITDA                                        -88.1%           -87.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notes
Unusual Items comprise investment income.

--------------------------------------------------------------------------------

Sources: Multex, Yahoo Finance, and Hoovers

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

------------------------------------------------------------------------------------------------------------------------------------
                              Impreso, Inc Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name   Impreso, Inc         Address 652 Southwestern        Officers Marshall Sorokwasz          Attorneys
          Symbol   ZCOM            City, State Zip Coppell, TX 75019         Richard Bloom              Auditors Arthur Andersen
Latest Fiscal YE   31-Aug-00            Telephone 972-462-0100               Donald Jett             Transfer Agent American Stock
 Latest Rprt Per   31-May-01              Fax 972-462-7764                   Susan Atkins                   Transfer & Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Income and Cashflow Statement Data
------------------------------------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                       LTM              Nine Months Ended            Fiscal Years Ended
                                                      ---------------------        ----------------------
                                     May-01            May-01       May-00           Aug-00       Aug-99
                                   ---------          ---------------------        ----------------------
Revenue                            $ 87,820           $65,660     $ 51,958         $ 74,118       $61,506
COGS                                 77,481            57,863       45,007           64,625        53,845
                                   ---------          ---------------------        ----------------------
                    Gross Profit     10,339             7,797        6,951            9,493         7,661
Selling, General & Administrative     7,397             5,582        5,023            6,838         5,606
Research & Development                    -                 -            -                -             -
Other Operating                           -                 -            -                -             -
                                   ---------          ---------------------        ----------------------
                Operating Income      2,942             2,215        1,928            2,655         2,055
Interest Expense, net                 1,547             1,140          897            1,304           833
Other, net                              214               159           82              137            42
                                   ---------          ---------------------        ----------------------
                  Pre-tax Income      1,609             1,234        1,113            1,488         1,264
Taxes                                   675               488          370              557           490
                                   ---------          ---------------------        ----------------------
                After-tax Income        934               746          743              931           774
Minority Interest                         -                 -            -                -             -
Equity in Affiliates                      -                 -            -                -             -
                                   ---------          ---------------------        ----------------------
           Normalized Net Income        934               746          743              931           774
Preferred Dividends                       -                 -            -                -             -
                                   ---------          ---------------------        ----------------------
 Normalized Net Income to Common   $    934           $   746     $    743         $    931       $   774
                                   =========          =====================        ======================
                            EBIT   $  3,156           $ 2,374     $  2,010         $  2,792       $ 2,097
     Depreciation & Amortization   $    806           $   619     $    502         $    689       $   545
                          EBITDA   $  3,962           $ 2,993     $  2,512         $  3,481       $ 2,642
                           CAPEX   $  1,482           $   220     $  1,035         $  2,297       $   658
                  EBITDA - CAPEX   $  2,480           $ 2,773     $  1,477         $  1,184       $ 1,984
        GAAP Operating Cash Flow   $  3,675           $(5,098     $ (3,676)        $ (5,099)      $   (91)

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
          Unusual Items            $      -           $     -     $      -         $      -       $     -
          Accounting Changes       $      -           $     -     $      -         $      -       $     -
          Discontinued Operations  $      -           $     -     $      -         $      -       $     -
          Extraordinary Items      $      -           $     -     $      -         $      -       $     -
          Total                    $      -           $     -     $      -         $      -       $     -
Total After-tax Special Items      $      -           $     -     $      -         $      -       $     -
Tax Provision on Special Items     $      -           $     -     $      -         $      -       $     -
Reported Taxes                     $    675           $   488     $    370         $    557       $   490
Reported Net Income                $    934           $   746     $    743         $    931       $   774
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg                             5,283        5,293            5,293         5,293
Shares Out (000's)
Basic Normalized EPS               $   0.18           $  0.14     $   0.14         $   0.18       $  0.15
Basic Reported EPS                 $   0.18           $  0.14     $   0.14         $   0.18       $  0.15
Diluted Reported Weighted Avg                           5,283        5,293            5,293         5,293
Shares Out (000's)
Diluted Normalized EPS             $   0.18           $  0.14     $   0.14         $   0.18       $  0.15
Diluted Reported EPS               $   0.18           $  0.14     $   0.14         $   0.18       $  0.15
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                            Profitability Ratios (as % of Revenue)
---------------------------------------------------------------------------------------------------------
Core Gross Profit                      11.8%             11.9%        13.4%            12.8%         12.5%
S,G & A                                 8.4%              8.5%         9.7%             9.2%          9.1%
Operating Income                        3.4%              3.4%         3.7%             3.6%          3.3%
Pre-Tax                                 1.8%              1.9%         2.1%             2.0%          2.1%
EBIT                                    3.6%              3.6%         3.9%             3.8%          3.4%
EBITDA                                  4.5%              4.6%         4.8%             4.7%          4.3%
Normalized Net Income                   1.1%              1.1%         1.4%             1.3%          1.3%
Reported Net Income                     1.1%              1.1%         1.4%             1.3%          1.3%
---------------------------------------------------------------------------------------------------------


Under the IBM brand, IMPRESO brand and private label, Impreso makes continuous-feed stock business forms, thermal and plain fax paper, paper for copy machines and printers, and special surface papers. They have three manufacturing plants and distributes in North America through over 45 warehouses.

-------------------------------------------------------------------------------
                             Balance Sheet Data
-------------------------------------------------------------------------------
($ in thousands, except per share)         As of             As of
                                                    -------------------------
                                        31-May-01      Aug-00        Aug-99
                                      ------------  -------------------------
Cash & Equivalents                      $     187     $   150     $     23
Marketable Securities                          11          11           11
                                        ---------     -------     --------
Total Cash & Mkt Securities                   198         161           34
Accounts Receivable                        10,800       8,914        6,296
Inventory                                  36,667      21,233       18,801
Other Current Assets                          473         280          724
                                        ---------     -------     --------
             Total Current Assets          48,138      30,588       25,855
PPE, net                                   10,562       8,769        7,210
Intangibles, net                                -           -            -
Investments                                     -           -            -
Other Assets                                  240          27           19
                                        ---------     -------     --------
                     Total Assets       $  58,940     $39,384     $ 33,084
                                        =========     =======     ========

Accounts Payable                        $  16,176     $ 6,624     $  9,054
Accrued Expenses                            3,157       1,985        1,679
Short Term Debt                            17,425      12,469        6,358
Short Term Capital Leases                       -           -            -
Other Current Liabilities                     624         255           63
                                        ---------     -------     --------
        Total Current Liabilities          37,382      21,333       17,154
Other LT Liabilities                          858         764          728
Long Term Debt                              6,488       3,782        2,629
Long Term Capital Leases                        -           -            -
Minority Interests                              -           -            -
Pref Stock (Liq Value)                          -           -            -
                                        ---------     -------     --------
   Total Liabilities & Pref Stock          44,728      25,879       20,511
                                        ---------     -------     --------
Common Equity                              14,212      13,505       12,573
                                        ---------     -------     --------
       Total Liabilities & Equity       $  58,940     $39,384     $ 33,084
                                        =========     =======     ========

Common Shares Outstanding (000's)           5,293       5,293        5,293
             Cash Value per share       $    0.04     $  0.03     $   0.01
             Book Value per share       $    2.69     $  2.55     $   2.38
    Tangible Book Value per share       $    2.69     $  2.55     $   2.38
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Effectiveness and Efficiency
-------------------------------------------------------------------------------
A/R Turnover                                 8.91 x      9.75 x       9.77 x
Inventory Turnover                           2.68 x      3.23 x       2.86 x
Asset Turnover                               1.79 x      2.05 x       1.86 x
Days Sales                                     41.0        37.5         37.4
Outstanding
Days Inventory                                136.4       113.1        127.4
Outstanding
Days Payable                                   49.0        40.0         55.6
Outstanding
Return on Avg Assets                            1.9%        2.6%          na
Return on Avg                                   6.7%        7.1%          na
Common Equity
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Financial Strength
-------------------------------------------------------------------------------
Current Ratio                                 1.29        1.43         1.51
Quick Ratio                                   0.31        0.44         0.41
Total Debt                              $   23,913    $ 16,251    $   8,987
Net Debt                                $   23,715    $ 16,090    $   8,953
Total Capitalization                    $   38,125    $ 29,756    $  21,560
Total Debt/Total                              62.7%       54.6%        41.7%
Capitalization
Net Debt/Total                                62.2%       54.1%        41.5%
Capitalization
Total Debt/EBITDA                             6.04x       4.67x        3.40x
EBITDA/Interest Expense                       2.56x       2.67x        3.17x
EBITDA-CAPEX/Interest Expense                 1.60x       0.91x        2.38x
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Market Information
-------------------------------------------------------------------------------
As of Date                                        16-Nov-01
Exchange                                           NasdaqSC
Stock Price                                    $       2.25
52 Week High                                   $       3.37
52 Week Low                                    $       1.50
Avg. Daily Volume (000's)                                 1
Beta                                                   1.19
Shares Outstanding (000's)                            5,280
Total Outstanding Warrants & Options (000's)              -

Float (000's)                                         1,500

Market Cap                                     $   11,880.0
Enterprise Value (EV)                          $   35,595.0

Institutional
   % Owned                                             1.00%
   Number of Institutions                                10
-------------------------------------------------------------------------------
                         Valuation Ratios
-------------------------------------------------------------------------------
                                                          Multiple of
                                              ---------------------------------
                                                   Market Cap      EV
                                              ---------------------------------

Latest Twelve Months
   Revenue                                             0.14x      0.41x
   EBIT                                                3.76x     11.28x
   EBITDA                                              3.00x      8.98x
   Normalized Net Income                              12.72x     38.11x
   Basic Normalized EPS                               12.50x
Projected
   Dec-01 Mean Revenue                                    na         na
   Dec-01 Mean Revenue                                    na         na
   Dec-01 Mean EPS                                        na         na
   Dec-02 Mean EPS                                        na         na
Most Recent Filing
   Assets                                              0.20x      0.60x
   Common Equity                                       0.84x      2.50x
   Tangible Common Equity                              0.84x      2.50x
-------------------------------------------------------------------------------
                       Mean Consensus Estimates
-------------------------------------------------------------------------------
Year Ending             # Ests      Revenue     EPS
-------------------------------------------------------------------------------
December-01                -         $   -      $     -
December-02                -         $   -      $     -
LT Growth                  -            na           na
-------------------------------------------------------------------------------
                       Period Growth Rates
-------------------------------------------------------------------------------
                    Nine Months Ended        Fiscal Years Ended
                          May-01                    Aug-00
                   --------------------     --------------------
Revenue                   26.4%                     20.5%
EBIT                      18.1%                     33.1%
EBITDA                    19.1%                     31.8%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Notes




-------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

--------------------------------------------------------------------------------
                          iPrint Technologies Overview
--------------------------------------------------------------------------------
            Name   iPrint Technologies
          Symbol   IPRT
Latest Fiscal YE   31-Dec-00
Latest Rprt Per    30-Sep-01

      Address 255 Constitution
City, State Zip Menlo Park, CA 94025
       Telephone 650-298-8500
          Fax 650-364-7742

Officers  Royal Farros
          Robyn Cerutti
          Gregory Korjeff
          Nickoletta Swank

Attorneys
Auditors  Arthur Andersen
Transfer  Agent American Stock Transfer & Trust

iPrint Technologies allows customers to design, proof, and order some 3,500 customized print products -- including cards, stationery, label, mugs, and T-shirts -- through its retail Web site. The company, which outsources the printing work, also offers specialized printing and photocopying services; operates co-branded printing Web sites with 3M, OfficeMax, and other firms; and develops sites for third parties.

-----------------------------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
-----------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                              LTM      Nine Months Ended      Fiscal Years Ended
                                                       -----------------      ------------------
                                             Sep-01    Sep-01      Sep-00       Dec-00       Dec-99
                                           --------  ---------   ---------   ----------   ----------
Revenue                                    $ 11,806  $   7,273   $  12,536   $   17,069   $    3,256
COGS                                          7,671      4,623       8,973       12,021        2,265
                                           --------  ---------   ---------   ----------   ----------
                            Gross Profit      4,135      2,650       3,563        5,048          991
Selling, General & Administrative            17,349     11,659      29,074       34,764       10,534
Research & Development                        5,877      4,120       4,895        6,652        3,544
Other Operating                               1,849          -           -        1,849          668
                                           --------  ---------   ---------   ----------   ----------
                        Operating Income    (20,940)   (13,129)    (30,406)     (38,217)     (13,755)
Interest Expense, net                             -          -           -            -            -
Other, net                                    1,571        968       1,639        2,242          323
                                           --------  ---------   ---------   ----------   ----------
                          Pre-tax Income    (19,369)   (12,161)    (28,767)     (35,975)     (13,432)

Taxes                                             -          -           -            -            -
                                           --------  ---------   ---------   ----------   ----------
                        After-tax Income    (19,369)   (12,161)    (28,767)     (35,975)     (13,432)

Minority Interest                                 -          -           -            -            -
Equity in Affiliates                              -          -           -            -            -
                                           --------  ---------   ---------   ----------   ----------
                   Normalized Net Income    (19,369)   (12,161)    (28,767)     (35,975)     (13,432)

Preferred Dividends                               -          -           -            -            -
                                           --------  ---------   ---------   ----------   ----------
         Normalized Net Income to Common   $(19,369)   (12,161)  $ (28,767)  $  (35,975)  $  (13,432)
                                           ========    =======   =========   ==========   ==========

                                    EBIT   $(19,369)   (12,161)  $ (28,767)  $  (35,975)  $  (13,432)
             Depreciation & Amortization   $  4,004  $   1,550   $   1,504   $    3,958   $      362
                                  EBITDA   $(15,365) $ (10,611)  $ (27,263)  $  (32,017)  $  (13,070)
                                   CAPEX   $    505  $     372   $   3,589   $    3,722   $    1,851
                          EBITDA - CAPEX   $(15,870) $ (10,983)  $ (30,852)  $  (35,739)  $  (14,921)
                GAAP Operating Cash Flow   $(16,469) $ (11,035)  $ (26,566)  $  (32,000)  $  (10,845)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
          Unusual Items                    $ (1,379) $  (1,379)  $       -   $        -   $        -
          Accounting Changes               $      -  $       -   $       -   $        -   $        -
          Discontinued Operations          $      -  $       -   $       -   $        -   $        -
          Extraordinary Items              $      -  $       -   $       -   $        -   $        -
          Total                            $ (1,379) $  (1,379)  $       -   $        -   $        -
Total After-tax Special Items              $ (1,379) $  (1,379)  $       -   $        -   $        -
Tax Provision on Special Items             $      -  $       -   $       -   $        -   $        -
Reported Taxes                             $      -  $       -   $       -   $        -   $        -
Reported Net Income                        $(20,748) $ (13,540)  $ (28,767)  $  (35,975)  $  (13,432)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg
Shares Out (000's)                           30,180     24,606      25,970        7,265
Basic Normalized EPS                       $  (0.62) $   (0.40)  $   (1.17)  $    (1.39)  $    (1.85)
Basic Reported EPS                         $  (0.67) $   (0.45)  $   (1.17)  $    (1.39)  $    (1.85)
Diluted Reported Weighted Avg
Shares Out (000's)                           30,180     24,606      25,970        7,265
Diluted Normalized EPS                     $  (0.62) $   (0.40)  $   (1.17)  $    (1.39)  $    (1.85)
Diluted Reported EPS                       $  (0.67) $   (0.45)  $   (1.17)  $    (1.39)  $    (1.85)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                   Profitability Ratios (as % of Revenue)
-----------------------------------------------------------------------------------------------------
Core Gross Profit                              35.0%      36.4%       28.4%        29.6%        30.4%
S,G & A                                       147.0%     160.3%      231.9%       203.7%       323.5%
Operating Income                             -177.4%    -180.5%     -242.5%      -223.9%      -422.5%
Pre-Tax                                      -164.1%    -167.2%     -229.5%      -210.8%      -412.5%
EBIT                                         -164.1%    -167.2%     -229.5%      -210.8%      -412.5%
EBITDA                                       -130.1%    -145.9%     -217.5%      -187.6%      -401.4%
Normalized Net Income                        -164.1%    -167.2%     -229.5%      -210.8%      -412.5%
Reported Net Income                          -175.7%    -186.2%     -229.5%      -210.8%      -412.5%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------

($ in thousands, except per share)


                                         As of              As of
                                                   -----------------------
                                       30-Sep-01     Dec-00       Dec-99
                                       ---------   ---------    ----------
Cash & Equivalents                     $   7,090   $  19,283    $   15,080
Marketable Securities                        356         356             -
                                       ---------   ---------    ----------
Total Cash & Mkt Securities                7,446      19,639        15,080
Accounts Receivable                        2,156       1,874           255
Inventory                                      -           -             -
Other Current Assets                       5,117       8,300           892
                                       ---------   ---------   -----------
              Total Current Assets        14,719      29,813        16,227
PPE, net                                   2,657       4,070         2,136
Intangibles, net                               -           -             -
Investments                                    -           -             -
Other Assets                               2,761         205             -
                                       ---------   ---------    ----------
                      Total Assets     $  20,137   $  34,088    $   18,363
                                       =========   =========    ==========


Accounts Payable                       $   1,934   $   2,509    $      935
Accrued Expenses                           2,920       2,546         2,121
Short Term Debt                                6         196            96
Short Term Capital Leases                      -           -             -
Other Current Liabilities                      -           -             -
                                       ---------   ---------    ----------
         Total Current Liabilities         4,860       5,251         3,152


Other LT Liabilities                           -           -             -
Long Term Debt                                 8          12           119
Long Term Capital Leases                       -           -             -
Minority Interests                             -           -             -
Pref Stock (Liq Value)                         -           -        30,793
                                       ---------   ---------    ----------
     Total Liabilities &  Pref Stock       4,868       5,263        34,064
                                       ---------   ---------    ----------
Common Equity                             15,269      28,825       (15,701)
                                       ---------   ---------    ----------
        Total Liabilities & Equity     $  20,137   $  34,088    $   18,363
                                       =========   =========    ==========

Common Shares Outstanding (000's)         30,240      30,054         8,336

              Cash Value per share     $    0.25   $    0.65    $     1.81
              Book Value per share     $    0.50   $    0.96    $    (1.88)
   Tangible Book Value per share       $    0.50   $    0.96    $    (1.88)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------

A/R Turnover                              5.86 x     16.03 x       12.77 x
Inventory Turnover                            na          na            na
Asset Turnover                            0.44 x      0.65 x        0.18 x
Days Sales Outstanding                      62.3        22.8          28.6
Days Inventory Outstanding                    na          na            na
Days Payable Outstanding                    24.8        11.4          20.1
Return on Avg Assets                       -71.4%     -137.2%           na
Return on Avg Common Equity                -87.9%     -548.2%           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------

Current Ratio                               3.03        5.68          5.15
Quick Ratio                                 3.03        5.68          5.15
Total Debt                            $       14    $    208   $    31,008
Net Debt (1)                          $       14    $    208   $    31,008
Total Capitalization                  $   15,283    $ 29,033   $    15,307
Total Debt/Total Capitalization              0.1%        0.7%        202.6%
Net Debt/Total Capitalization                0.1%        0.7%        202.6%
Total Debt/EBITDA                             na          na            na
EBITDA/Interest Expense                       na          na            na
EBITDA-CAPEX/Interest Expense                 na          na            na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

As of Date                                                        16-Nov-01
Exchange                                                           NasdaqNM
Stock Price                                                   $        0.20
52 Week High                                                  $        1.84
52 Week Low                                                   $        0.16
Avg. Daily Volume (000's)                                                26
Beta                                                                      -
Shares Outstanding (000's)                                           30,240
Total Outstanding Warrants & Options (000's)                              -
Float (000's)                                                        11,000

Market Cap                                                    $     6,048.0
Enterprise Value (EV)                                         $     6,062.0

Institutional
   % Owned                                                             1.00%
   Number of Institutions                                                17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                            Multiple of
                                                          ----------------
                                                          Market Cap    EV
                                                          ----------------
Latest Twelve Months
   Revenue                                                0.51x       0.51x
   EBIT                                                      na         na
   EBITDA                                                    na         na
   Normalized Net Income                                     na         na
   Basic Normalized EPS                                      na
Projected
   Dec-01  Mean Revenue                                    0.56x      0.56x
   Dec-01 Mean Revenue                                     0.39x      0.39x
   Dec-01 Mean EPS                                           na         na
   Dec-02 Mean EPS                                           na         na
Most Recent Filing
   Assets                                                  0.30x      0.30x
   Common Equity                                           0.40x      0.40x
   Tangible Common Equity                                  0.40x      0.40x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                            # Ests     Revenue          EPS
--------------------------------------------------------------------------------
December-01                              4        $ 10,871        $   (0.57)
December-02                              1        $ 15,560        $   (0.05)
LT Growth                                -              na               na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                           Nine Months Ended                 Fiscal Years Ended
                                 Sep-01                           Dec-00
                                 ------                           ------
Revenue                          -42.0%                           424.2%
EBIT                             -57.7%                           167.8%
EBITDA                           -61.1%                           145.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

YTD 9/01 unusual items are restructuring expenses.

(1) Cash is not included in the calcuation for Net Debt due to the large requirements of cash working capital in the business
--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS

--------------------------------------------------------------------------------
                           Paris Corporation Overview
--------------------------------------------------------------------------------
            Name  Paris Corporation
          Symbol  PBFI
Latest Fiscal YE  30-Sep-00
 Latest Rprt Per  30-Jun-01

        Address  122 Kisel Road
City, State Zip  Burlington, NJ 08016
      Telephone  609-387-7300
            Fax  609-971-6658

Officers Dominic Toscani
          Gerard Toscani
          William Lomano

         Attorneys
         Auditors Goldenberg Rosenthal
Transfer Agent Chase Mellon Shareholder Services

Paris makes papers and other products for laser and inkjet printers, including its growing Burlington line, which has a marketing agreement with Microsoft's Picture It creative software products. Paris sells its products through office T products distributors and retailers in North America. It also owns 57% of Signature, which markets office products to supermarkets and drugstores.

-------------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
-------------------------------------------------------------------------------------
($ in thousands, except per share)
                               LTM            Nine Months     Fiscal Years Ended
                                         --------------------------------------------
                                           Ended
                              Jun-01      Jun-01      Jun-00      Sep-00      Sep-99
                             --------    --------    --------    --------    --------
Revenue                      $ 43,232    $ 32,278    $ 32,057    $ 43,011    $ 35,433
COGS                           37,743      27,887      28,665      38,521      31,358
                             --------    --------------------    --------------------
                    Gross
                    Profit      5,489       4,391       3,392       4,490       4,075
Selling, General &              4,238       3,319       3,318       4,237       3,808
Administrative
Research & Development              -           -           -           -           -
Other Operating                     -           -           -           -           -
                             --------    --------------------    --------------------
             Operating
             Income             5,489       4,391       3,392       4,490       4,075
Interest Expense, net             149         149           7           7          58
Other, net                        940         602         672       1,010       1,250
                             --------    --------------------    --------------------
                  Pre-tax
                  Income        2,042       1,525         739       1,256       1,459
Taxes                             710         424         317         603         548
                             --------    --------------------    --------------------
               After-tax
               Income           1,332       1,101         422         653         911
Minority Interest                (166)       (141)         35          10          50
Equity in Affiliates                -           -           -           -           -
          Normalized Net        1,166         960         457         663         961
          Income
Preferred Dividends                 -           -           -           -           -
                             --------    --------------------    --------------------
   Normalized Net Income to  $  1,166    $    960    $    457    $    663    $    961
                             ========    ====================    ====================
   Common

                       EBIT  $  2,191    $  1,674    $    746    $  1,263    $  1,517
     Depreciation &
      Amortization           $    656    $    299    $    371    $    728    $    556
                     EBITDA  $  2,847    $  1,973    $  1,117    $  1,991    $  2,073
                      CAPEX  $   (368)   $   (320)   $    248    $    200    $    912
             EBITDA - CAPEX  $  3,215    $  2,293    $    869    $  1,791    $  1,161
     GAAP Operating Cash
        Flow                 $  2,354    $  1,155    $   (840)   $    359    $    628
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
          Unusual Items      $      -    $      -    $      -    $      -    $      -
          Accounting Changes $      -    $      -    $      -    $      -    $      -
          Discontinued       $      -    $      -    $      -    $      -    $      -
          Operations
          Extraordinary      $      -    $      -    $      -    $      -    $      -
          Items
          Total              $      -    $      -    $      -    $      -    $      -
Total After-tax Special
Items                        $      -    $      -    $      -    $      -    $      -
Tax Provision on Special
Items                        $      -    $      -    $      -    $      -    $      -
Reported Taxes               $    710    $    424    $    317    $    603    $    548
Reported Net Income          $  1,166    $    960    $    457    $    663    $    961
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Basic Reported Weighted Avg
Shares Out (000's)                          3,310       3,264       3,234       3,526
Basic Normalized EPS         $   0.36    $   0.29    $   0.14    $   0.21    $   0.27
Basic Reported EPS           $   0.36    $   0.29    $   0.14    $   0.21    $   0.27
Diluted Reported Weighted Avg
Shares Out (000's)                          3,310       3,264       3,234       3,526
Diluted Normalized EPS       $   0.36    $   0.29    $   0.14    $   0.21    $   0.27
Diluted Reported EPS         $   0.36    $   0.29    $   0.14    $   0.21    $   0.27
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
---------------------------------------------------------------------------------------
Core Gross Profit                12.7%       13.6%       10.6%       10.4%       11.5%
S,G & A                           9.8%       10.3%       10.4%        9.9%       10.7%
Operating Income                  2.9%        3.3%        0.2%        0.6%        0.8%
Pre-Tax                           4.7%        4.7%        2.3%        2.9%        4.1%
EBIT                              5.1%        5.2%        2.3%        2.9%        4.3%
EBITDA                            6.6%        6.1%        3.5%        4.6%        5.9%
Normalized Net Income             2.7%        3.0%        1.4%        1.5%        2.7%
Reported Net Income               2.7%        3.0%        1.4%        1.5%        2.7%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                               Balance Sheet Data
---------------------------------------------------------------------------
($ in thousands, except per share)         As of            As of
                                                    ---------------------
                                         30-Jun-01    Sep-00     Sep-99
                                         ---------- ---------------------
Cash & Equivalents                       $   4,475  $   2,828  $    3,880
Marketable Securities                        4,062      3,686       3,567
                                         ---------  ---------------------
Total Cash & Mkt Securities                  8,537      6,514       7,447
Accounts Receivable                          5,401      5,422       5,959
Inventory                                    3,842      3,862       4,167
Other Current Assets                           970      1,096         645
                                         ---------  ---------------------
             Total Current Assets           18,750     16,894      18,218

PPE, net                                     1,598      1,590       1,942
Intangibles, net                                 -          -           -
Investments                                      -        251         500
Other Assets                                   573        542         760
                                         ---------  ---------------------
                Total Assets             $  20,921  $  19,277  $   21,420
                                         =========  =====================

Accounts Payable                         $   3,564  $   4,147  $    5,197
Accrued Expenses                               289        297         700
Short Term Debt                              1,139          -           -
Short Term Capital                               -          -           -
Leases
Other Current                                  366        330         623
                                         ---------  ---------------------
Liabilities
         Total Current Liabilities           5,358      4,774       6,520

Other LT Liabilities                             -          -         219
Long Term Debt                                   -          -           -
Long Term Capital Leases                         -          -           -
Minority Interests                             225         84          94
Pref Stock (Liq Value)                           -          -           -
                                         ---------  ---------------------
     Total Liabilities & Pref Stock      $   5,583      4,858       6,833
                                         ---------  ---------------------
Common Equity                               15,338     14,419      14,587
                                         ---------  ---------------------
         Total Liabilities & Equity      $  20,921  $  19,277  $   21,420
                                         =========  =====================

Common Shares Outstanding (000's)            3,271      3,938       3,938
           Cash Value per share          $    2.61  $    1.65  $     1.89
           Book Value per share          $    4.69  $    3.66  $     3.70
  Tangible Book Value per share          $    4.69  $    3.66  $     3.70
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                          Effectiveness and Efficiency
---------------------------------------------------------------------------
A/R Turnover                                  7.99x      7.56x       5.95x
Inventory Turnover                            9.80x      9.60x       7.53x
Asset Turnover                                2.15x      2.11x       1.65x
Days Sales Outstanding                        45.7       48.3        61.4
Days Inventory Outstanding                    37.3       38.0        48.5
Days Payable Outstanding                      33.5       39.9        53.9
Return on Avg Assets                           5.8%       3.3%         na
Return on Avg Commin Equity                    7.8%       4.6%         na
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                               Financial Strength
---------------------------------------------------------------------------
Current Ratio                                 3.50       3.54        2.79
Quick Ratio                                   2.78       2.73        2.16
Total Debt                               $   1,364  $      84  $       94
Net Debt                                 $  (7,173) $  (6,430) $   (7,353)
Total Capitalization                     $  16,702  $  14,503  $   14,681
Total Debt/Total Capitalization                8.2%       0.6%        0.6%
Net Debt/Total Capitalization                -42.9%     -44.3%      -50.1%
Total Debt/EBITDA                             0.48x      0.04x       0.05x
EBITDA/Interest Expense                      19.11x    284.43x      35.74x
EBITDA-CAPEX/Interest                        21.58x    255.86x      20.02x
Expense
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                               Market Information
---------------------------------------------------------------------------
As of Date                                                       16-Nov-01
Exchange                                                          NasdaqSC
Stock Price                                                   $       3.04
52 Week High                                                  $       3.70
52 Week Low                                                   $       1.75
Avg. Daily Volume (000's)                                                1
Beta                                                                     -
Shares Outstanding (000's)                                           3,270
Total Outstanding Warrants & Options (000's)                             -
Float (000's)                                                        1,000

Market Cap                                                    $    9,940.8
Enterprise Value (EV)                                         $    2,767.8

Institutional
   % Owned                                                            1.00%
   Number of Institutions                                                5
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                Valuation Ratios
---------------------------------------------------------------------------
                                                            Multiple of
                                                   ------------------------
                                                    Market Cap         EV
                                                   ------------------------
Latest Twelve
Months
   Revenue                                             0.23x          0.06x
   EBIT                                                4.54x          1.26x
   EBITDA                                              3.49x          0.97x
   Normalized Net Income                               8.53x          2.37x
   Basic Normalized EPS                                8.44x
Projected
   Dec-01 Mean Revenue                                   na             na
   Dec-01 Mean Revenue                                   na             na
   Dec-01 Mean EPS                                       na             na
   Dec-02 Mean EPS                                       na             na
Most Recent Filing
   Assets                                              0.48x          0.13x
   Common Equity                                       0.65x          0.18x
   Tangible Common Equity                              0.65x          0.18x
---------------------------------------------------------------------------

-----------------------------------------------------------------------
                            Mean Consensus Estimates
-----------------------------------------------------------------------
Year Ending                   # Ests          Revenue          EPS
-----------------------------------------------------------------------
December-01                           -     $    -          $       -
December-02                           -     $    -          $       -
LT Growth                             -         na                 na
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                               Period Growth Rates
-----------------------------------------------------------------------
                      Nine Months Ended            Fiscal Years Ended

                            Jun-01                       Sep-00
                      -----------------            ------------------
Revenue                           0.7%                         21.4%
EBIT                            124.4%                        -16.7%
EBITDA                           76.6%                         -4.0%

-----------------------------------------------------------------------
Notes




-----------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
SELECTED COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------
                           BCT International Overview
--------------------------------------------------------------------------------
            Name   BCT International
          Symbol   BCTI
Latest Fiscal YE   28-Feb-01
 Latest Rprt Per   31-Aug-01


Address 3000 N.E. 30th Pl
City, State Zip Fort Lauderdale, FL 33306
Telephone 954-563-1224
Fax 954-565-0742


Officers  William Wilkerson
          Michael Hull
          Henry Johnson


Attorneys
Auditors PriceWaterhouseCoopers
Transfer Agent Registrar & Transfer Co


BCT International is a wholesale printing chain with 84 franchises in the US, Canada, and Argentina. The franchises specialize in thermography and make items such as business cards, letterheads, and labels, which are sold to retail printers, mailing centers, and superstores. BCT's Pelican Paper Products division supplies paper and printing equipment to the franchisees. The company also operates Orderprinting.com.

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                       Six Months Ended    Fiscal Years Ended
                                LTM    -----------------  --------------------
                              Aug-01   Aug-01    Aug-00    Feb-01     Feb-00
                             --------  -------   -------  --------    --------
Revenue                      $ 18,332  $ 9,194   $ 9,861  $ 18,999    $ 19,302
COGS                           11,255    5,527     5,877    11,605      11,574
                             --------   ------   -------  --------    --------
            Gross Profit        7,077    3,667     3,984     7,394       7,728
Selling, General &
Administrative                  7,142    3,240     2,553     6,455       6,619
Research & Development              -        -         -         -           -
Other Operating                   245      114       101       232         189
                             --------   ------   -------  --------    --------
       Operating Income          (310)     313     1,330       707         920
Interest Expense, net            (420)    (139)     (100)     (381)       (336)
Other, net                         49        -         -        49          11
                             --------   ------   -------  --------    --------
            Pre-tax Income        159      452     1,430     1,137       1,267
Taxes                              61      176       557       442         479
                             --------   ------   -------  --------    --------
          After-tax Income   $     98   $  276   $   873  $    695    $    788
Minority Interest                   -        -         -         -           -
Equity in Affiliates                -        -         -         -           -
                             --------   ------   -------  --------    --------
          Normalized Net
           Income                  98      276       873       695         788
Preferred Dividends                 -        -         -         -           -
   Normalized Net Income to  --------   ------   -------  --------    --------
   Common                    $     98   $  276   $   873  $    695    $    788
                             ========   ======   =======  ========    ========
                     EBIT    $   (261)  $  313   $ 1,330  $    756    $    931
     Depreciation &
     Amortization            $    245   $  114   $   101  $    232    $    189

                             $    (16)  $  427   $ 1,431  $    988    $  1,120
                     EBITDA
                             $     69   $   51   $   132  $    150    $    262
                     CAPEX
             EBITDA - CAPEX  $    (85)  $  376   $ 1,299  $    838    $    858
   GAAP Operating Cash fLOW  $  2,171   $1,456   $  (399) $    316    $  1,437
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items

          Unusual Items      $   -   $     -   $      -   $      -   $       -


          Accounting Changes $   -   $     -   $      -   $      -   $       -
          Discontinued
          Operations         $   -   $     -   $   (31)   $   (31)   $   (357)
          Extraordinary
          Items              $   -   $     -   $      -   $      -   $     941
          Total              $   -   $     -   $   (31)   $   (31)   $     584
Total After-tax Special
Items                        $   -   $     -   $   (31)   $   (31)   $     226
Tax Provision on Special
Items                        $   -   $     -   $      -   $      -   $     358
Reported Taxes               $  61   $   176   $    557   $    442   $     837
Reported Net Income          $  98   $   276   $    842   $    664   $   1,014
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Basic Reported Weighted Avg
Shares Out (000's)                        5,124      5,231      5,214    5,257
Basic Normalized EPS         $   0.01 $    0.05 $     0.17 $     0.13 $   0.15
Basic Reported EPS           $   0.02 $    0.05 $     0.16 $     0.13 $   0.19
Diluted Reported Weighted Avg
Shares Out (000's)                        5,124      5,246      5,235    5,388
Diluted Normalized EPS       $   0.01 $    0.05 $     0.17 $     0.13 $   0.15
Diluted Reported EPS         $   0.02 $    0.05 $     0.16 $     0.13 $   0.19
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------

Core Gross Profit                 38.6%   39.9%     40.4%   38.9%     40.0%
S,G & A                           39.0%   35.2%     25.9%   34.0%     34.3%
Operating Income                  -1.7%    3.4%     13.5%    3.7%      4.8%
Pre-Tax                            0.9%    4.9%     14.5%    6.0%      6.6%
EBIT                              -1.4%    3.4%     13.5%    4.0%      4.8%
EBITDA                            -0.1%    4.6%     14.5%    5.2%      5.8%
Normalized Net Income              0.5%    3.0%      8.9%    3.7%      4.1%
Reported Net Income                0.5%    3.0%      8.5%    3.5%      5.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------

($ in thousands,              As of           As of
except per share)                      -------------------
                            31-Aug-01   Feb-01     Feb-00
                            ---------  -------  ----------
Cash & Equivalents          $   3,170  $ 1,799  $    1,906
Marketable Securities               -        -           -
                            ---------  -------  ----------
Total Cash & Mkt
Securities                      3,170    1,799       1,906
Accounts Receivable             2,043    3,568       3,293
Inventory                       2,375    2,352       2,359
Other Current Assets              582      455         890
                            ---------  -------  ----------
      Total Current Assets      8,170    8,174       8,448
PPE, net                          423      473         529
Intangibles, net                  219      232         258
Investments                         -        -           -
Other Assets                    7,344    7,311       8,086
                            ---------  -------  ----------
      Total Assets          $  16,156  $16,190  $   17,321
                            =========  =======  ==========

Accounts Payable            $     286  $   597  $    1,111
Accrued Expenses                  563      403       1,349
Short Term Debt                    86       86         104
Short Term Capital Leases           -        -           -

Other Current
 Liabilities                      167      167         218
                            ---------  -------  ----------
      Total Current
        Liabilities             1,102    1,253       2,782
Other LT Liabilities              320      417         453
Long Term Debt                    194      236         330
Long Term Capital Leases            -        -           -
Minority Interests                  -        -           -
Pref Stock (Liq Value)              -        -           -
                            ---------  -------  ----------
 Total Liabilities &
   Pref Stock                   1,616    1,906       3,565
                            ---------  -------  ----------
Common Equity                  14,540   14,284      13,756
                            ---------  -------  ----------
 Total Liabilities &
     Equity                 $  16,156  $16,190  $   17,321
                            =========  =======  ==========

Common Shares
  Outstanding (000's)           5,121    5,136       5,231
    Cash Value per share    $    0.62  $  0.35  $     0.36
     Book Value per share   $    2.84  $  2.78  $     2.63
   Tangible Book Value      $    2.80  $  2.74  $     2.58
   per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                     6.53 x  5.54 x    5.86 x
Inventory Turnover               4.76 x  4.93 x    4.91 x
Asset Turnover                   1.13 x  1.13 x    1.11 x
Days Sales Outstanding           55.9    65.9      62.3
Days Inventory Outstanding       76.6    74.1      74.4
Days Payable Outstanding          8.6    17.0      22.1
Return on Avg Assets              0.6%    4.1%       na
Return on Avg Common Equity       0.7%    5.0%       na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Financial Strength
--------------------------------------------------------------------------------
Current Ratio                 7.41      6.52        3.04
Quick Ratio                   5.26      4.65        2.19
Total Debt              $      280  $    322   $     434
Net Debt                $   (2,890) $ (1,477)  $  (1,472)
Total Capitalization    $   14,820  $ 14,606   $  14,190
Total Debt/Total
Capitalization                1.9%      2.2%         3.1%
Net Debt/Total
Capitalization              -19.5%    -10.1%       -10.4%
Total Debt/EBITDA              na      0.33 x       0.39 x
EBITDA/Interest
Expense                        na        na           na
EBITDA-CAPEX/Interest
Expense                        na        na           na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                         16-Nov-01
Exchange                              OTC BB
Stock Price                     $       0.69
52 Week High                    $       1.63
52 Week Low                     $       0.50
Avg. Daily Volume (000's)                  6
Beta                                    0.47
Shares Outstanding (000's)             5,121
Total Outstanding Warrants &
Options (000's)                            -
Float (000's)                          2,700
Market Cap                      $    3,533.5
Enterprise Value (EV)           $      643.5

Institutional

   % Owned                              1.00%
   Number of Institutions                  8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------

                                Multiple of
                             ----------------------
                             Market Cap   EV
                             ----------------------

Latest Twelve Months
   Revenue                      0.19x   0.04x
   EBIT                           na      na
   EBITDA                         na      na
   Normalized Net Income       36.06x   6.57x
   Basic Normalized EPS        69.00x
Projected
   Dec-01 Mean Revenue          0.20x   0.04x
   Dec-01 Mean Revenue          0.21x   0.04x
   Dec-01 Mean EPS              6.93x     na
   Dec-02 Mean EPS              9.56x     na
Most Recent Filing
   Assets                       0.22x   0.04x
   Common Equity                0.24x   0.04x
   Tangible Common Equity       0.25x   0.04x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending    # Ests   Revenue      EPS
--------------------------------------------------------------------------------
December-01       -     $ 17,726   $      0.10
December-02       -     $ 16,610   $      0.07
LT Growth         -           na            na
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                  Six Months Ended  Fiscal Years Ended
                        Aug-01          Feb-01
                        ------          ------
Revenue                  -6.8%          -1.6%
EBIT                    -76.5%         -18.8%
EBITDA                  -70.2%         -11.8%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notes
FY00 & FY01 discontinued operation are losses from Company owned franchises. FY00 extraordinary item is legal settlement.
--------------------------------------------------------------------------------
 Sources: Multex, Yahoo Finance, and Hoovers

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

         . The discounted cash flow analysis estimates value based on a company's projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

         . While the discounted cash flow analysis is the most scientific of the methodologies, it is dependent on projections provided by the Company and is further dependent on numerous industry-specific and macroeconomic factors.

         . Capitalink utilized both the forecasts provided by Company management ("Management Case"), and the resulting forecasts based on certain modifications made by Capitalink to the Management Case ("Revised Case").

                 . Management Case assumed fiscal year ending February 2003 and
                   2004 growth rates for royalty income to be -5.4% and -1.0%, respectively, the Revised Case assumed 0% growth in each year.

                 . Management Case assumed fiscal year ending February 2003 and
                   2004 growth rates for paper sales to be -6.7% for each year, the Revised Case assumed 0% growth in each year. Capitalink undertook two sets of discounted cash flow analyses, based on each of the Management Case and the Revised Case.

                 . Under the Management Case, projected free cash flows in
                   fiscal years 2003 and 2004 are $578,000 and $522,000,
                   respectively.

                 . Under the Revised Case, projected free cash flows in fiscal years 2003 and 2004 are $507,000 and $600,000, respectively. The lower free cash in year 2003 under the Revised Case results from the higher levels of working capital required by the greater revenue as compared to the Management Case.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

         . In order to arrive at a present value of the free cash flows, Capitalink utilized discount rates ranging from 25.0% to 37.5%. This range was based on a derived weighted average cost of capital equal to 31.4%:

                  .   Capital structure is 7.3% debt, 92.7% equity.

                  . Cost of equity was determined to be 33.5% based on the riskless and risk-based rates.

                  . Cost of debt was determined to be 8.0% based on outstanding acquisition notes payable.

         . The range of terminal values represents the residual value of the Company at the end of the forecast period. Capitalink presented a range of terminal values by applying a range of multiples to the Company's projected EBITDA. Capitalink noted that utilizing the EBITDA multiple; the terminal value on average represented 101.5% and 101.1% of the implied enterprise value for the Management Case and Revised Case, respectively. Thus, all of the value was derived from a terminal event and not the projected free cash flows.

         . In addition, Capitalink presented a perpetual growth scenario whereby ranges of growth rates were applied to the Company's 2004 free cash flows in order to determine a terminal value, rather than multiples. Capitalink noted that utilizing the perpetual growth scenario; the terminal value on average represented 104.2% and 102.4% of the implied enterprise value for the Management Case and Revised Case, respectively. Thus, all of the value was derived from a terminal event and not the projected free cash flows.

         . In each of the scenarios discussed, a range of enterprise values was derived. The enterprise values were reduced by net debt to arrive at an equity value. Because the "net debt" is actually a negative due to the Company's available cash and the calculated present value of the notes receivable (as

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

              discussed later and assumed to be available excess working capital), such net debt is added to the enterprise value to arrive at a market value.

         . It was noted that utilizing either terminal value scenario under both Management and Revised Cases the net debt represented in excess of 70% of the respectively calculated equity values.

         . Capitalink calculated a range of equity values per share based on approximately 5,136,000 shares outstanding as of August 31, 2001. The shares outstanding are comprised of 5,121,000 shares of common stock, and 15,000 "in-the-money" options, at an exercise price is $1.12 or below.

         . Capitalink found that the midpoints of the ranges of equity values per share with respect to the EBITDA multiple were $1.22 under the Management Case, and $1.44 under the Revised Case. Under the perpetual growth scenario, the midpoints were $1.09 under the Management Case, and $1.21 under the Revised Case.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

Financial Projections - Management Case
($ in thousands)

                                               Actual                          Projected
                                ---------------------------------- ------------------------------------------
                                        FY ended          6 Mths     6 Mths              FY ended
                                     February 28/29     Mar - Aug  Sep - Feb          February 28/29
                                ----------------------                       --------------------------------
                                     2000       2001       2001       2002      2002      2003         2004
                                ---------------------------------- ------------------------------------------
Revenues
   Royalty Income                  $ 5,394    $ 5,267    $ 2,614    $ 2,543    $ 5,157    $ 4,877    $ 4,829
   Pelican Paper Sales              13,881     13,424      6,385      6,144     12,529     11,693     10,913
   Franchise Sales                      27         46         22         18         40         40         40
   Other                               952        311        139        130        269        282        297
                                ---------------------------------- ------------------------------------------
   Total                           $20,254    $19,048    $ 9,160    $ 8,835    $17,995    $16,893    $16,079

Cost of Goods Sold
   Cost of Sales Paper              11,574     11,605      5,527      5,394     10,921     10,193      9,513
                                ---------------------------------- ------------------------------------------

Gross Margin                       $ 8,680    $ 7,443    $ 3,633    $ 3,441    $ 7,074    $ 6,700    $ 6,566

Less Operating Expenses
   Salaries & Employee Benefits         na      2,787      1,660      1,367      3,027      2,740      2,822
   General and Administrative           na        574        235        335        570        599        616
   IT Programming Costs                 na        669        258        199        457        550        550
   Occupancy Costs                      na        204         93         89        182        187        193
   Travel and Entertainment             na        375        177        193        370        389        396
   Professional Fees                    na        236        251        328        579        200        206
   Bad Debt                             na      1,452        450        450        900        900        900
   Management Incentive                 na        125        100        100        200        250        250
   Net Loss Company Plants              na         31         16         68         84        120         75
                                ---------------------------------- ------------------------------------------
   Total                             6,619      6,453      3,240      3,129      6,369      5,934      6,009
                                ---------------------------------- ------------------------------------------

EBITDA                             $ 2,061    $   990    $   393    $   312    $   705    $   766    $   557
                                ================================== ==========================================

                                          Actual                       Projected
                                     ----------------- --------------------------------------------
                                         FY ended         6 Mths                 FY ended
                                      February 28/29     Sep - Feb            February 28/29
                                     ----------------- --------------------------------------------
                                      2000       2001       2002       2002       2003        2004
                                     ----------------- --------------------------------------------
Growth Assumptions
   Royalty Income                       na       -2.4%      -2.7%      -2.1%      -5.4%       -1.0%
   Pelican Paper Sales                  na       -3.3%      -3.8%      -6.7%      -6.7%       -6.7%
   Franchise Sales                      na       70.4%     -18.2%     -13.0%       0.0%        0.0%
   Other                                na      -67.3%      -6.5%     -13.5%       5.0%        5.0%
                                     ----------------- --------------------------------------------
   Total                                na       -6.0%     -53.6%      -5.5%      -6.1%       -4.8%

 Margin Assumptions
   Cost of Paper Sales Margin         16.6%      13.6%      12.2%      12.8%      12.8%       12.8%

   Gross Margin                       42.9%      39.1%      38.9%      39.3%      39.7%       40.8%

Growth Assumptions
   Salaries & Employee Benefits         na         na      -17.7%       8.6%      -9.5%        3.0%
   General and Administrative           na         na       42.6%      -0.7%       5.0%        3.0%
   IT Programming Costs                 na         na      -22.9%     -31.7%      20.4%        0.0%
   Occupancy Costs                      na         na       -4.3%     -10.8%       3.0%        3.0%
   Travel and Entertainment             na         na        9.0%      -1.3%       5.0%        2.0%
   Professional Fees                    na         na       30.7%     145.3%     -65.5%        3.0%
   Bad Debt                             na         na        0.0%     -38.0%       0.0%        0.0%
   Management Incentive                 na         na        0.0%      60.0%      25.0%        0.0%
                                     ----------------- --------------------------------------------
   Net Loss Company Plants              na         na      325.0%     171.0%      42.9%      -37.5%
                                        na       -2.5%      -3.4%      -1.3%      -6.8%        1.3%

Margin Review
   EBITDA Margin %                    10.2%       5.2%       3.5%       3.9%       4.5%        3.5%

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS


Discounted Cash Flow Analysis - Management Case
($ in thousands, except per share)

Free Cash Flows

                                         Actual                    Projected
                             ---------------------------- ------------------------------
                                   FY ended                                  FY ended
                                February 28/29   6 Mths        6 Mths     February 28/29
                             -----------------  Mar - Aug    Sep - Feb    --------------
                                2000     2001     2001     2002      2003      2004
                             ---------------------------- ------------------------------
Revenue                       $ 20,254 $ 19,048 $ 9,160  $ 8,835 $ 16,893  $ 16,079
   Cost of Sales                11,574   11,605   5,527    5,394   10,193     9,513
                             ---------------------------- ------------------------------
   Gross Margin                  8,680    7,443   3,633    3,441    6,700     6,566
   Operating Expenses            6,619    6,455   3,240    3,129    5,934     6,009
                             ---------------------------- ------------------------------
EBITDA                           2,061      988     393      312      766       557
   less: Deprec. & Amort.          189      232     114      137      220       220
                             ---------------------------- ------------------------------
EBIT                             1,872      756     279      175      546       337
   Income Taxes                    837      442     176       69      216       133
                             ---------------------------- ------------------------------
After-tax Income before          1,035      314     103      106      330       204
Interest
   Add: Deprec. & Amort.           189      232     114      137      220       220
   Add: (Used) Sourced by Net    1,365   (1,505)  1,374     (906)     278       248
   Wkg Cap.
   Less: Capital Expenditures      262      150      51       99      250       150
                             ---------------------------- ------------------------------
Free Cash Flows               $  2,327  $(1,109)$ 1,540   $ (762)   $ 578     $ 522
                             ============================ ==============================

Estimated Range of Enterprise Values

                            Terminal EBITDA Multiple
Discount  ----------------------------------------------------------
 Rate         2.75x    3.25x    3.75x    4.00x    4.50x    5.00x
--------------------------------------------------------------------

  25.0%      $  960   $1,129   $1,297   $1,382   $1,550   $1,719
  27.5%      $  899   $1,060   $1,221   $1,302   $1,463   $1,625
                              -----------------
  30.0%      $  841   $  996 | $1,150   $1,227 | $1,382   $1,536
  32.5%      $  787   $  935 | $1,083   $1,157 | $1,305   $1,453
                              -----------------
  35.0%      $  736   $  878   $1,020   $1,091   $1,232   $1,374
  37.5%      $  688   $  824   $  960   $1,028   $1,164   $1,300

                                     ----------
                  Average of Box    | $  1,154 |
                                     ----------



Estimated Range of Equity Values

                          Terminal EBITDA Multiple
 Discount  ---------------------------------------------------------
  Rate        2.75x    3.25x    3.75x    4.00x    4.50x    5.00x
--------------------------------------------------------------------

  25.0%      $6,097   $6,266   $6,434   $6,519   $6,687   $6,856
  27.5%      $6,036   $6,197   $6,358   $6,439   $6,600   $6,761
                              -----------------
  30.0%      $5,978   $6,132 | $6,287   $6,364 | $6,518   $6,673
  32.5%      $5,924   $6,072 | $6,220   $6,294 | $6,442   $6,589
                              -----------------
  35.0%      $5,873   $6,015   $6,156   $6,227   $6,369   $6,511
  37.5%      $5,825   $5,961   $6,097   $6,165   $6,301   $6,437

                                     ----------
                   Average of Box   | $  6,291 |
                                     ----------


                                                --------------------------------
                                                Terminal Value - EBITDA Multiple
                                                --------------------------------

Terminal Values

                                    Terminal EBITDA Multiple
                       ---------------------------------------------------------
                          2.75x    3.25x     3.75x    4.00x   4.50x    5.00x
                       ---------------------------------------------------------
EBITDA Terminal Value   $  1,532  $ 1,811  $ 2,090  $ 2,229  $ 2,507  $ 2,786
                       =========================================================



Discounted Terminal Values as Percentage of Enterprise Values

                            Terminal EBITDA Multiple
 Discount   --------------------------------------------------------
  Rate        2.75x     3.25x    3.75x    4.00x    4.50x    5.00x
--------------------------------------------------------------------

  25.0%       159.6%    97.1%    97.5%    97.6%    97.9%    98.1%
  27.5%        98.7%    98.9%    99.0%    99.1%    99.2%    99.3%
                               -----------------
  30.0%       100.9%   100.8% | 100.7%   100.6% | 100.6%   100.5%
  32.5%       103.4%   102.8% | 102.4%   102.3% | 102.0%   101.8%
                               -----------------
  35.0%       106.0%   105.0%   104.3%   104.0%   103.6%   103.2%
  37.5%       108.8%   107.3%   106.3%   105.9%   105.2%   104.7%

                                       ---------
                    Average of Box    |  101.5% |
                                       ---------


Estimated Range of Equity Values per Share

                             Terminal EBITDA Multiple
Discount   ------------------------------------------------------
  Rate        2.75x      3.25x   3.75x   4.00x   4.50x   5.00x
-----------------------------------------------------------------

  25.0%      $ 1.19     $ 1.22  $ 1.25  $ 1.27  $ 1.30  $ 1.33
  27.5%      $ 1.18     $ 1.21  $ 1.24  $ 1.25  $ 1.29  $ 1.32
                               ----------------
  30.0%      $ 1.16     $ 1.19| $ 1.22  $ 1.24 |$ 1.27  $ 1.30
  32.5%      $ 1.15     $ 1.18| $ 1.21  $ 1.23 |$ 1.25  $ 1.28
                               ----------------
  35.0%      $ 1.14     $ 1.17  $ 1.20  $ 1.21  $ 1.24  $ 1.27
  37.5%      $ 1.13     $ 1.16  $ 1.19  $ 1.20  $ 1.23  $ 1.25

                                       --------
                    Average of Box    | $ 1.22 |
                                       --------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

Discounted Cash Flow Analysis - Management Case
($ in thousands, except per share)


Free Cash Flows

                                          Actual                          Projected
                          ----------------------------------- ---------------------------------
                                   FY ended                                      FY ended
                                February 28/29       6 Mths     6 Mths       February 28/29
                          -----------------------  Mar - Aug   Sep - Feb   --------------------
                               2000       2001        2001       2002        2003       2004
                          ----------------------------------- ---------------------------------
Revenue                     $ 20,254   $ 19,048    $  9,160   $  8,835    $ 16,893   $ 16,079
   Cost of Sales              11,574     11,605       5,527      5,394      10,193      9,513
                          ----------------------------------- ---------------------------------
   Gross Margin                8,680      7,443       3,633      3,441       6,700      6,566
   Operating Expenses          6,619      6,455       3,240      3,129       5,934      6,009
                          ----------------------------------- ---------------------------------
EBITDA                         2,061        988         393        312         766        557
   less: Deprec. & Amort         189        232         114        137         220        220
                          ----------------------------------- ---------------------------------
EBIT                           1,872        756         279        175         546        337
   Income Taxes                  837        442         176         69         216        133
                          ----------------------------------- ---------------------------------
After-tax Income before
  Interest                     1,035        314         103        106         330        204
   Add: Deprec. & Amort          189        232         114        137         220        220
   Add: (Used) from by
     Net WC                    1,365     (1,505)      1,374       (906)        278        248
   Less: Capital
     Expenditures                262        150          51         99         250        150
                          ----------------------------------- ---------------------------------
Free Cash Flows             $  2,327   $ (1,109)   $  1,540   $   (762)   $    578   $    522
                          =================================== =================================

Estimated Range of Enterprise Values

                   Terminal Perpetual Growth Rates
 Discount   ----------------------------------------------
  Rate         3.25%   3.50%  3.75%  4.00%  4.25%  4.50%
----------------------------------------------------------

  25.0%         $665   $674   $684   $694   $705   $716
  27.5%         $554   $561   $569   $577   $585   $594
                             -------------
  30.0%         $462   $469 | $475   $481 | $488   $495
  32.5%         $386   $391 | $396   $401 | $407   $412
                             -------------
  35.0%         $320   $324   $329   $333   $337   $342
  37.5%         $263   $267   $271   $274   $278   $282

                                   -------
                Average of Box    | $ 438 |
                                   -------

Estimated Range of Equity Values

                            Terminal Perpetual Growth Rates
Discount     -----------------------------------------------------------
  Rate             3.25%    3.50%    3.75%    4.00%    4.25%   4.50%
             -----------------------------------------------------------

  25.0%           $5,801   $5,811   $5,821   $5,831   $5,842   $5,852
  27.5%           $5,691   $5,698   $5,706   $5,714   $5,722   $5,731
                                   -----------------
  30.0%           $5,599   $5,605 | $5,612   $5,618 | $5,625   $5,631
  32.5%           $5,522   $5,528 | $5,533   $5,538 | $5,543   $5,549
                                   -----------------
  35.0%           $5,457   $5,461   $5,465   $5,470   $5,474   $5,479
  37.5%           $5,400   $5,404   $5,407   $5,411   $5,415   $5,419

                                           ---------
                        Average of Box    | $ 5,575 |
                                           ---------



                                             -----------------------------------
                                              Terminal Value - Perpetual Growth
                                             -----------------------------------

Terminal Values
                                  Terminal Perpetual Growth Rates
                         -------------------------------------------------
                         -------------------------------------------------
                           3.25%   3.50%   3.75%   4.00%   4.25%   4.50%
                         -------------------------------------------------

EBITDA                     $575    $577    $578    $579    $581    $582
   less: Deprec. &
     Amort                  200     200     200     200     200     200
                         -------------------------------------------------
EBIT                        375     377     378     379     381     382
   Income Taxes             148     149     149     150     150     151
                         -------------------------------------------------
After-tax Income before
  Int                       227     228     229     230     230     231
   Add: Deprec. & Amort     200     200     200     200     200     200
   Add: (Used) from by
   Net WC                    --      --      --      --      --      --

   Less: Capital
     Expenditures           200     200     200     200     200     200
                         ------------------------------------------------
Free Cash Flows            $227    $228    $229    $230    $230    $231
                         ================================================



Disc Rate               Perpetual Growth Terminal Values
------------------------------------------------------------------

  25.0%       $1,044   $1,060   $1,076   $1,093   $1,111   $1,128
  27.5%       $  936   $  950   $  963   $  977   $  991   $1,006
  30.0%       $  849   $  860   $  871   $  883   $  895   $  907
  32.5%       $  776   $  786   $  796   $  806   $  816   $  826
  35.0%       $  715   $  724   $  732   $  741   $  749   $  758
  37.5%       $  663   $  670   $  678   $  685   $  693   $  701


Discounted Terminal Values as Percentage of Enterprise Values

                                    Terminal Perpetual Growth Rates
        Discount     -----------------------------------------------------------
          Rate            3.25%    3.50%    3.75%    4.00%    4.25%     4.50%
      --------------------------------------------------------------------------

          25.0%           95.1%    95.2%    95.2%    95.3%    95.4%     95.4%
          27.5%           97.9%    97.9%    97.9%    98.0%    98.0%     98.0%
                                          -----------------
          30.0%          101.7%   101.7% | 101.7%   101.7% | 101.6%    101.6%
          32.5%          106.9%   106.8% | 106.7%   106.6% | 106.5%    106.4%
                                          -----------------
          35.0%          113.7%   113.6%   113.4%   113.2%   113.0%    112.9%
          37.5%          123.0%   122.7%   122.4%   122.1%   121.8%    121.5%

                                                   --------
                                 Average of Box   | 104.2% |
                                                   --------

Estimated Range of Equity Values per Share

                                Terminal Perpetual Growth Rates
   Discount    -----------------------------------------------------------------
     Rate          3.25%     3.50%      3.75%      4.00%      4.25%       4.50%
 -------------------------------------------------------------------------------

     25.0%        $ 1.13    $ 1.13     $ 1.13     $ 1.14     $ 1.14      $ 1.14
     27.5%        $ 1.11    $ 1.11     $ 1.11     $ 1.11     $ 1.11      $ 1.12
                                     --------------------
     30.0%        $ 1.09    $ 1.09  |  $ 1.09     $ 1.09 |   $ 1.10      $ 1.10
     32.5%        $ 1.08    $ 1.08  |  $ 1.08     $ 1.08 |   $ 1.08      $ 1.08
                                     --------------------
     35.0%        $ 1.06    $ 1.06     $ 1.06     $ 1.06     $ 1.07      $ 1.07
     37.5%        $ 1.05    $ 1.05     $ 1.05     $ 1.05     $ 1.05      $ 1.06

                                                ---------
                             Average of Box    | $  1.09 |
                                                ---------
--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

Long Term and Equity Assumptions - Management Case
($ in thousands)

                                             Actual                         Projected
                                 -------------------------- ----------------------------------------
                                      FY ended                               FY ended
                                  February 28/29    6 Mths    6 Mths      February 28/29
                                 ---------------  Mar - Aug  Sep - Feb  -----------------  Terminal
                                  2000      2001     2001      2002        2003     2004    Period
                                 -------------------------- ----------------------------------------
Existing Fixed Assets
   Gross Assets                   $1,633   $1,707   $1,759   $1,759      $1,759   $1,759
     Less Acc Deprec               1,104    1,234    1,335    1,439       1,563    1,657
                                 -------------------------- -----------------------------
   Net Book Value                 $  529   $  473   $  424   $  320      $  196   $  102
                                 ========================== =============================
   Deprec Expense                 $  163   $  206   $  101   $  104      $  124   $   94   $   70
                                 ========================== ========================================

New Fixed Assets

   Capex                                                     $   99      $  250   $  150   $  200
                                                            ========================================
   Total Capex
                          Years
   Deprec Expense           5                                $   20      $   70   $  100   $  100
                                                            ========================================

   Net Book Value
     Mach & Equip                                            $   99      $  349   $  499
   Gross Assets                                              $   99      $  349   $  499
     Less Acc Deprec                                             20          90      190
                                                            -----------------------------
   Net Book Value                                            $   79      $  259   $  309
                                                            =============================

Total Assets
   Gross Assets                   $1,633   $1,707   $1,759   $1,858      $2,108   $2,258
     Less Acc Deprec               1,104    1,234    1,335    1,459       1,653    1,847
                                 -------------------------- -----------------------------
   Net Book Value                 $  529   $  473   $  424   $  399      $  455   $  411
                                 ========================== =============================
   Deprec Expense                 $  163   $  206   $  101   $  124      $  194   $  194   $  170
                                 ========================== ========================================

Intangibles
   Gross Intangible               $  474   $  474   $  474   $  474      $  474   $  474
     Less Acc Amort                  216      242      255      268         294      320
                                 ========================== ========================================
   Net Book Value                 $  258   $  232   $  219   $  206      $  180   $  154
                                 ========================== ========================================
   Amort Expense                  $   26   $   26   $   13   $   13      $   26   $   26   $   30
                                 ========================== ========================================

Deprec & Amort Expense            $  189   $  232   $  114   $  137      $  220   $  220   $  200
                                 ========================== ========================================

                                                     Actual
                                                     as of
                                                   8/31/2001
                                                  ----------
Equity Value Assumptions
   Debt & Other Obligations
     Interest Bearing Debt                        $      280
     Contingent Liabilities (1)                          550
     Other                                                 -
                                                  ----------
                                                         830
                                                  ----------
   Less Cash
     Cash on Hand                                      3,170
     Assumed cash from exercise of
       options                                            17
     Assumed value of notes (2)                        2,780
                                                 -----------
                                                       5,967
                                                 -----------
   Net Debt                                       $   (5,137)
                                                 ===========
   Common Stock Equivalents (in
     thousands)
     Common Stock Outstanding                          5,121
     Stock issued re Other                                 -
                                                 -----------
                                                       5,121
                                                 -----------

                                   Exercise $
     Options in the money: Plan 1    $  1.12              15
                           Plan 2    $  -                  -
                                                 -----------
                                                          15
                                                 -----------
   Total Common Stock Equivalents                      5,136
                                                 ===========

--------------------------------------------------------------------------------
 (1) Guarantee of a plant purchase obligation to a third party.
 (2) Based upon a collectibility and recovery analysis prepared in consultation with Company Management. See Note Receivable Summary Analysis.

 Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS


Operating and Working Capital Assumptions - Management Case
($ in thousands)

                                              Actual                              Projected
                                   ----------------------------  -----------------------------------------
                                        FY ended        6 Mths     6 Mths         FY ended
                                     February 28/29   Mar - Aug   Sep - Feb    February 28/29    Terminal
                                   ------------------                        ------------------
                                     2000      2001     2001        2002       2003      2004     Period
                                   ----------------------------  -----------------------------------------
Growth Statistics and Assumptions
  Revenue                               na     -6.0%        na      -53.6%       91.2%     -4.8%
  Cost of Sales                         na      0.3%        na       53.5%       89.0%     -6.7%
  Operating Expenses                    na      2.5%        na      -51.5%       89.7%      1.3%
  EBITDA                                na    -52.1%        na      -68.4%      145.4%    -27.2%
  EBIT                                  na    -59.6%        na      -76.9%      211.8%    -38.2%
  After-tax Income Pre-Interest         na    -69.7%        na      -66.3%      211.8%    -38.2%

Profitability
  Gross Margin                        42.9%    39.1%      39.7%      38.9%       39.7%     40.8%
  EBITDA                              10.2%     5.2%       4.3%       3.5%        4.5%      3.5%
  EBIT                                 9.2%     4.0%       3.0%       2.0%        3.2%      2.1%
  After-tax Income Pre-Interest        5.1%     1.6%       1.1%       1.2%        2.0%      1.3%

Income Tax Expense and Assumptions
  Statutory Tax Rate                                                 39.5%       39.5%     39.5%
  Effective Tax Rate                  44.7%    58.5%      63.1%      39.5%       39.5%     39.5%   39.5%

  Current Period Tax               $   837  $   442    $   176    $    69     $   216   $   133
  NOL Usage                              -        -                     -           -         -
                                   ----------------------------  -------------------------------
   Income Tax Expense              $   837  $   442    $   176    $    69     $   216   $   133
                                   ============================  ===============================

  Ending NOL Balance                                   $     -    $     -     $     -   $     -
                                                      =========  ===============================

                                              Actual                              Projected
                                   ----------------------------  -----------------------------------------
                                        FY ended        6 Mths     6 Mths         FY ended
                                     February 28/29   Mar - Aug   Sep - Feb    February 28/29    Terminal
                                   ------------------                        ------------------
                                     2000      2001     2001        2002       2003      2004     Period
                                   ----------------------------  -----------------------------------------
Non-Cash Working Capital
 Assumptions
  Accounts Receivable (AR)
    AR Days Outstanding                 59       68         na         65          65        65
    % of Sales                        16.3%    18.7%        na       17.8%       17.8%     17.8%

  Inventory
    Days Inventory Outs.                74       74         na         74          74        74
    % Cost of Sales                   20.4%    20.3%        na       20.3%       20.3%     20.3%

  Prepayments
    % of Direct and Op Costs           2.2%     0.7%        na        0.7%        0.7%      0.7%

  Accounts Payable (AP)
    AP Days Outstanding                 22       12         na         12          12        12
    % of Direct and Op Costs           6.1%     3.3%        na        3.3%        3.3%      3.3%

  Accrued Expenses & Other
    % of Direct and Op Costs           8.6%     3.2%        na        3.2%        3.2%      3.2%

Changes in Non-Cash Net Working
 Capital
  Accounts Receivables             $ 3,293  $ 3,568    $ 2,043    $ 3,205     $ 3,008   $ 2,863
  Inventory                          2,359    2,352      2,375      2,214       2,066     1,929
  Prepayments                          408      134        111        121         113       109
  Accounts Payables                  1,111      597        286        568         530       510
  Accrued Expenses & Other           1,567      570        730        553         516       497
                                   ---------------------------   -------------------------------
    Non-Cash Net WC                $ 3,382  $ 4,887    $ 3,513    $ 4,419     $ 4,141   $ 3,893
                                   ============================  ===============================
    % of EBITDA                      164.1%   494.6%     893.9%    1416.3%      540.8%    698.7%
                                   ============================  ===============================

    Cash Flow (Used) Sourced by
    Non-Cash Net Wrkg Cap          $ 1,365  $(1,505)   $ 1,374    $  (906)    $   278   $   248   $     -
                                   ============================  =========================================


--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

Cost of Capital Calculation
($ in thousands, except per share)

Cost of Common Stock

   Riskless (1)
     20 year treasury coupon (Rf)             5.0%
   Risk (2)
     Equity risk premium (EP)                 7.8%
     Industry risk premium (IP)               2.3%
     Size Premium (SP)                        8.4%
     Company Specific Risk                   10.0%
                                             -----
                                             33.5%
                                             =====

Cost of Debt
                                Nominal                  % of         Weighted
   Type of Debt                  Rate         Amount    of Debt     Cost of Debt
   -----------------------------------------------------------------------------

   Acquisition Notes Payble      8.00%       $   280     100.0%         8.0%
                                                   -       0.0%         0.0%
                                                   -       0.0%         0.0%
                                                   -       0.0%         0.0%
                                                   -       0.0%         0.0%
                                             -----------------------------------
                                             $   280     100.0%         8.0%
                                             ===================================

   Note: Company has $2m unused line of credit at LIBOR + 2.35%. As of November 16, 2001 LIBOR was 2.10%.

Weighted Average Cost of Capital

                        Shares Outs.     Stock Price   Market          % of       Nominal    Effective    Cost of        Weighted
   Type                 (in thousands)     16-Nov-01   Value      Total Capital    Rate       Tax Rate    Capital    Cost of Capital
                        ------------------------------------------------------------------------------------------------------------
   Debt                                               $   280            7.3%       8.0%        39.5%       4.8%            0.4%
   Common Stock            5,121          $ 0.6900      3,533           92.7%      33.5%                   33.5%           31.0%
                                                      -------         -------                                             ------
                                                      $ 3,813          100.0%                                              31.4%
                                                      =======         =======                                             ======

--------------------------------------------------------------------------------
(1) As reported by the Federal Reserve Board on a weekly-average basis for the week ended November 9, 2001.
(2) Sourced from the Ibbotson SBBI Valuation Edition 2001 Yearbook.

Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS

Financial Projections - Revised Case
($ in thousands)

                                         Actual                           Projected (1)
                                    ----------------------------- ------------------------------------
                                        FY ended         6 Mths    6 Mths             FY ended
                                     February 28/29    Mar - Aug  Sep - Feb        February 28/29
                                    ------------------                       -------------------------
                                      2000      2001      2001      2002      2002      2003     2004
                                    ----------------------------- ------------------------------------
Revenues
   Royalty Income                   $ 5,394   $ 5,267   $ 2,614   $ 2,543   $ 5,157   $ 5,157  $ 5,157
   Pelican Paper Sales               13,881    13,424     6,385     6,144    12,529    12,529   12,529
   Franchise Sales                       27        46        22        18        40        40       40
   Other                                952       311       139       130       269       282      297
                                    ----------------------------- ------------------------------------
   Total                            $20,254   $19,048   $ 9,160   $ 8,835   $17,995   $18,008  $18,023

Cost of Goods Sold
   Cost of Sales Paper               11,574    11,605     5,527     5,394    10,921    10,921   10,921
                                    ----------------------------- ------------------------------------

Gross Margin                        $ 8,680   $ 7,443   $ 3,633   $ 3,441   $ 7,074   $ 7,087  $ 7,102

Less Operating Expenses
   Salaries & Employee Benefits          na     2,787     1,660     1,367     3,027     2,740    2,822
   General and Administrative            na       574       235       335       570       599      616
   IT Programming Costs                  na       669       258       199       457       550      550
   Occupancy Costs                       na       204        93        89       182       187      193
   Travel and Entertainment              na       375       177       193       370       389      396
   Professional Fees                     na       236       251       328       579       200      206
   Bad Debt                              na     1,452       450       450       900       900      900
   Management Incentive                  na       125       100       100       200       250      250
   Net Loss Company Plants               na        31        16        68        84       120       75
                                    ----------------------------- ------------------------------------
   Total                              6,619     6,453     3,240     3,129     6,369     5,934    6,009
                                    ----------------------------- ------------------------------------

EBITDA                              $ 2,061   $   990   $   393   $   312   $   705   $ 1,153  $ 1,093
                                    ============================= ====================================

                                         Actual                    Projected (1)
                                     --------------- ------------------------------------
                                        FY ended        6 Mths            FY ended
                                     February 28/29    Sep - Feb       February 28/29
                                     ---------------             ------------------------
                                      2000    2001       2002      2002     2003     2004
                                     --------------- ------------------------------------
Growth Assumptions
   Royalty Income                       na    -2.4%      -2.7%     -2.1%    0.0%     0.0%
   Pelican Paper Sales                  na    -3.3%      -3.8%      6.7%    0.0%     0.0%
   Franchise Sales                      na    70.4%     -18.2%    -13.0%    0.0%     0.0%
   Other                                na   -67.3%      -6.5%    -13.5%    5.0%     5.0%
                                     --------------- ------------------------------------
   Total                                na    -6.0%     -53.6%     -5.5%    0.1%     0.1%

Margin Assumptions
   Cost of Paper Sales Margin         16.6%   13.6%      12.2%     12.8%   12.8%    12.8%

   Gross Margin                       42.9%   39.1%      38.9%     39.3%   39.4%    39.4%

Growth Assumptions
   Salaries & Employee Benefits         na      na      -17.7%      8.6%   -9.5%     3.0%
   General and Administrative           na      na       42.6%     -0.7%    5.0%     3.0%
   IT Programming Costs                 na      na      -22.9%    -31.7%   20.4%     0.0%
   Occupancy Costs                      na      na       -4.3%    -10.8%    3.0%     3.0%
   Travel and Entertainment             na      na        9.0%     -1.3%    5.0%     2.0%
   Professional Fees                    na      na       30.7%    145.3%  -65.5%     3.0%
   Bad Debt                             na      na        0.0%    -38.0%    0.0%     0.0%
   Management Incentive                 na      na        0.0%     60.0%   25.0%     0.0%
   Net Loss Company Plants              na      na      325.0%    171.0%   42.9%   -37.5%
                                     --------------- ------------------------------------
                                        na    -2.5%      -3.4%     -1.3%   89.7%     1.3%

Margin Review
   EBITDA Margin %                    10.2%    5.2%       3.5%      3.9%    6.4%     6.1%


-------------------------------------------------------------------------------
(1) All assumptions remain the same as in Management Case except royalty income and paper sales stabilize after FY 2002.

Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS


Discounted Cash Flow Analysis - Revised Case     Terminal Values-EBITDA-Multiple
($ in thousands, except per share)


Free Cash Flows

                                         Actual                                      Projected
                                 --------------------------------------------------------------------
                                       FY ended                                      FY ended
                                     February 28/29       6 Mths     6 Mths        February 28/29
                                 ---------------------    Mar-Aug    Sep-Feb   ----------------------
                                    2000       2001        2001       2002        2003       2004
                                 --------------------------------------------------------------------
Revenue                          $20,254    $19,048      $9,160     $8,835     $18,008     $18,023
   Cost of Sales                  11,574     11,605       5,527      5,394      10,921      10,921
   Gross Margin                    8,680      7,443       3,633      3,441       7,087       7,102
   Operating Expenses              6,619      6,455       3,240      3,129       5,934       6,009
EBITDA                             2,061        988         393        312       1,153       1,093
   less: Deprec. & Amort             189        232         114        137         220         220
EBIT                               1,872        756         279        175         933         873
   Income Taxes                      837        442         176         69         369         345
After-tax Income before            1,035        314         103        106         564         528
Interest
   Add: Deprec. & Amort              189        232         114        137         220         220
   Add: (Used) Sourced by Net      1,365     (1,505)      1,374       (906)        (27)          2
   Wkg Cap
   Less: Capital Expenditures        262        150          51         99         250         150
Free Cash Flows                  $ 2,327    $(1,109)     $1,540     $ (762)    $   507     $   600
                                 =================================================================

Estimated Range of Enterprise Values

                                                     Terminal EBITDA   Multiple
                      Discount   -----------------------------------------------------------------
                        Rate      2.75x      3.25x        3.75x      4.00x      4.50x       5.00x
                   -------------------------------------------------------------------------------
                       25.0%     $1,845     $2,176       $2,506     $2,671     $3,002      $3,333
                       27.5%     $1,744     $2,060       $2,376     $2,535     $2,851      $3,167
                       30.0%     $1,649     $1,952       $2,255     $2,406     $2,709      $3,011
                       32.5%     $1,560     $1,850       $2,140     $2,285     $2,575      $2,865
                       35.0%     $1,476     $1,755       $2,033     $2,172     $2,450      $2,728
                       37.5%     $1,398     $1,664       $1,931     $2,065     $2,332      $2,598

                                                                --------
                                                    Average of  $  2,272
                                                                --------


Estimated Range of Equity Values

                                                     Terminal EBITDA   Multiple
                      Discount   -----------------------------------------------------------------
                        Rate      2.75x      3.25x        3.75x      4.00x      4.50x       5.00x
                   -------------------------------------------------------------------------------
                       25.0%     $6,982     $7,312       $7,643     $7,808     $8,139      $8,470
                       27.5%     $6,881     $7,197       $7,513     $7,671     $7,988      $8,304
                       30.0%     $6,786     $7,089       $7,391     $7,543     $7,846      $8,148
                       32.5%     $6,697     $6,987       $7,277     $7,422     $7,712      $8,002
                       35.0%     $6,613     $6,891       $7,169     $7,308     $7,587      $7,865
                       37.5%     $6,534     $6,801       $7,068     $7,201     $7,468      $7,735

                                                                --------
                                                    Average of  $  7,408
                                                                --------


Terminal Values

                                                     Terminal EBITDA   Multiple
                                 -----------------------------------------------------------------
                                  2.75x      3.25x        3.75x      4.00x      4.50x       5.00x
                                 -----------------------------------------------------------------
EBITDA Terminal Value            $3,005     $3,551       $4,097     $4,370     $4,917      $5,463
                                 =================================================================


Discounted Terminal Values as Percentage of Enterprise Values

                                                     Terminal EBITDA   Multiple
                      Discount   -----------------------------------------------------------------
                        Rate      2.75x      3.25x        3.75x      4.00x      4.50x       5.00x
                   -------------------------------------------------------------------------------
                       25.0%     162.9%      98.8%        99.0%      99.0%      99.1%       99.2%
                       27.5%      99.7%      99.8%        99.8%      99.8%      99.8%       99.9%
                       30.0%     101.0%     100.8%       100.7%     100.7%     100.6%      100.5%
                       32.5%     102.2%     101.9%       101.6%     101.5%     101.4%      101.2%
                       35.0%     103.6%     103.0%       102.6%     102.4%     102.2%      101.9%
                       37.5%     105.0%     104.2%       103.6%     103.4%     103.0%      102.7%

                                                                ------
                                                    Average of  101.1%
                                                                ------


Estimated Range of Equity Values per Share

                                                     Terminal EBITDA   Multiple
                      Discount   -----------------------------------------------------------------
                        Rate      2.75x      3.25x        3.75x      4.00x      4.50x       5.00x
                   -------------------------------------------------------------------------------
                       25.0%     $1.36      $1.42        $1.49      $1.52      $1.58       $1.65
                       27.5%     $1.34      $1.40        $1.46      $1.49      $1.56       $1.62
                       30.0%     $1.32      $1.38        $1.44      $1.47      $1.53       $1.59
                       32.5%     $1.30      $1.36        $1.42      $1.45      $1.50       $1.56
                       35.0%     $1.29      $1.34        $1.40      $1.42      $1.48       $1.53
                       37.5%     $1.27      $1.32        $1.38      $1.40      $1.45       $1.51

                                                                --------
                                                    Average of  $   1.44
                                                                --------



--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS



Discounted Cash Flow Analysis - Revised Case
($ in thousands, except per share)



Free Cash Flows
                                    Actual                  Projected
                          ------------------------------------------------------
                            FY ended       6 Mths     6 Mths     FY ended
                            February 28/29 Mar - Aug Sep - Feb  February 28/29
                          ----------------                     -----------------
                            2000    2001     2001     2002    2003   2004
                          ------------------------------------------------------
Revenue                   $20,254 $19,048 $ 9,160  $ 8,835  $18,008 $18,023
   Cost of Sales           11,574  11,605   5,527    5,394   10,921  10,921
                          ------------------------------------------------------
   Gross Margin            8,680    7,443    3,633    3,441   7,087   7,102
   Operating Expenses      6,619    6,455    3,240    3,129   5,934   6,009
                          ------------------------------------------------------
EBITDA                     2,061      988      393      312   1,153   1,093
   less: Deprec. & Amort.    189      232      114      137     220     220
                          ------------------------------------------------------
EBIT                       1,872      756      279      175     933     873
   Income Taxes              837      442      176       69     369     345
                          ------------------------------------------------------
After-tax Income before    1,035      314      103      106     564    528
Interest
   Add: Deprec. & Amort.     189      232      114      137     220    220
   Add: (Used) from by     1,365   (1,505)   1,374     (906)    (27)     2
   Net WC
   Less: Capital
   Expenditures              262      150       51       99     250    150
                          ------------------------------------------------------
Free Cash Flows           $2,327  $(1,109) $ 1,540   $ (762) $  507 $  600
                          ======================================================

Estimated Range of Enterprise
Values
                                    Terminal Perpetual Growth Rates
Discount                  ------------------------------------------------------
Rate                         3.25%   3.50%    3.75%   4.00%    4.25%    4.50%
                          ------------------------------------------------------
          25.0%           $ 1,589 $ 1,612 $ 1,635  $ 1,659 $  1,683  $  1,708
          27.5%           $ 1,345 $ 1,363 $ 1,381  $ 1,400 $  1,419  $  1,439
          30.0%           $ 1,147 $ 1,162 $ 1,177  $ 1,192 $  1,207  $  1,222
          32.5%           $   984 $   996 $ 1,008  $ 1,020 $  1,033  $  1,045
          35.0%           $   847 $   857 $   867  $   877 $    887  $    898
          37.5%           $   731 $   739 $   747  $   756 $    765  $    773

                                                    -------
                                  Average of Box    $ 1,099
                                                    -------

Estimated Range of Equity
Values
                                    Terminal Perpetual Growth Rates
Discount                  ------------------------------------------------------
Rate                        3.25%   3.50%    3.75%   4.00%    4.25%     4.50%
                          ------------------------------------------------------
          25.0%           $ 6,726 $ 6,748 $ 6,772  $ 6,796 $  6,820  $  6,845
          27.5%           $ 6,482 $ 6,500 $ 6,518  $ 6,537 $  6,556  $  6,575
          30.0%           $ 6,284 $ 6,299 $ 6,313  $ 6,328 $  6,344  $  6,359
          32.5%           $ 6,121 $ 6,133 $ 6,145  $ 6,157 $  6,170  $  6,182
          35.0%           $ 5,984 $ 5,994 $ 6,004  $ 6,014 $  6,024  $  6,035
          37.5%           $ 5,868 $ 5,876 $ 5,884  $ 5,893 $  5,901  $  5,910

                                                   -------
                                  Average of Box   $ 6,236
                                                   -------


                                               ---------------------------------
                                               Terminal Value - Perpetual Growth
                                               ---------------------------------

Terminal Values

                                  Terminal Perpetual Growth Rates
                          ------------------------------------------------------
                            3.25%   3.50%   3.75%    4.00%   4.25%   4.50%
                          ------------------------------------------------------
EBITDA                     $1,128  $1,131  $1,134   $1,136  $1,139  $1,142
   less: Deprec. &            200     200     200      200     200     200
                          ------------------------------------------------------
   Amort.
EBIT                          928     931     934      936     939     942
   Income Taxes               367     368     369      370     371     372
                          ------------------------------------------------------
After-tax Income before       561     563     565      566     568     570
Int.
   Add: Deprec. & Amort.      200     200     200      200     200     200
   Add: (Used) from by          -       -       -        -       -       -
   Net WC
   Less: Capital
   Expenditures               200     200     200      200     200     200
                          ------------------------------------------------------
Free Cash Flows            $  561  $  563  $  565   $  566  $  568  $  570
                          ======================================================


Disc Rate                           Perpetual Growth Terminal  Values
                          ---------------------------------------------------
          25.0%           $ 2,582 $ 2,619 $ 2,658  $ 2,697 $  2,738 $  2,779
          27.5%           $ 2,315 $ 2,346 $ 2,378  $ 2,410 $  2,443 $  2,477
          30.0%           $ 2,099 $ 2,125 $ 2,152  $ 2,179 $  2,206 $  2,234
          32.5%           $ 1,920 $ 1,942 $ 1,964  $ 1,988 $  2,011 $  2,035
          35.0%           $ 1,768 $ 1,788 $ 1,807  $ 1,827 $  1,847 $  1,868
          37.5%           $ 1,639 $ 1,656 $ 1,673  $ 1,691 $  1,709 $  1,727

Discounted Terminal Values as Percentage of
Enterprise Values
                                 Terminal Perpetual Growth Rates
Discount                  -------------------------------------------------
Rate                      3.25%    3.50%   3.75%    4.00%   4.25%     4.50%
                          -------------------------------------------------
          25.0%            98.3%   98.4%    98.4%   98.4%    98.4%    98.5%
          27.5%            99.7%   99.7%    99.7%   99.7%    99.7%    99.7%
          30.0%           101.4%  101.4%   101.3%  101.3%   101.3%   101.3%
          32.5%           103.5%  103.5%   103.5%  103.4%   103.4%   103.3%
          35.0%           106.2%  106.2%   106.1%  106.0%   106.0%   105.9%
          37.5%           109.6%  109.5%   109.4%  109.3%   109.2%   109.0%

                                                   ------
                                 Average of Box    102.4%
                                                   ------
Estimated Range of Equity Values
per Share
                                  Terminal Perpetual Growth Rates
Discount                 --------------------------------------------------
Rate                       3.25%    3.50%   3.75%    4.00%   4.25%    4.50%
                         --------------------------------------------------
          25.0%          $  1.31  $  1.31 $  1.32  $  1.32  $ 1.33   $ 1.33
          27.5%          $  1.26  $  1.27 $  1.27  $  1.27  $ 1.28   $ 1.28
          30.0%          $  1.22  $  1.23 $  1.23  $  1.23  $ 1.24   $ 1.24
          32.5%          $  1.19  $  1.19 $  1.20  $  1.20  $ 1.20   $ 1.20
          35.0%          $  1.17  $  1.17 $  1.17  $  1.17  $ 1.17   $ 1.17
          37.5%          $  1.14  $  1.14 $  1.15  $  1.15  $ 1.15   $ 1.15

                                                   -------
                                Average of Box     $  1.21
                                                   -------
--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS



Long Term and Equity Assumptions - Revised Case
($ in thousands)

                                             Actual                          Projected
                                 ------------------------------  -------------------------------------
                                      FY ended          6 Mths    6 Mths        FY ended
                                   February 28/29     Mar - Aug  Sep - Feb   February 28/29   Terminal
                                 ------------------                         --------------------------
                                   2000      2001       2001        2002     2003     2004    Period
                                 ------------------------------  -------------------------------------

Existing Fixed Assets

   Gross Assets                  $ 1,633   $ 1,707   $  1,759    $  1,759  $ 1,759  $ 1,759
     Less Acc Deprec               1,104     1,234      1,335       1,439    1,563    1,657
                                 ------------------------------  --------------------------
   Net Book Value                $   529   $   473   $    424    $    320  $   196  $   102
                                 ==============================  ==========================
   Deprec Expense                $   163   $   206   $    101    $    104  $   124  $    94  $  70
                                 ==============================  =====================================

New Fixed Assets

   Capex                                                         $     99  $   250  $   150  $ 200
                                                                 =================================
   Total Capex
                          Years
   Deprec Expense         5                                      $     20  $    70  $   100  $ 100
                                                                 =================================

   Net Book Value
     Mach & Equip                                                $     99  $   349  $   499
   Gross Assets                                                  $     99  $   349  $   499
     Less Acc Deprec                                                   20       90      190
                                                                 --------------------------
   Net Book Value                                                $     79  $   259  $   309
                                                                 ==========================

Total Assets

   Gross Assets                  $ 1,633   $ 1,707   $  1,759    $  1,858  $ 2,108  $ 2,258
     Less Acc Deprec               1,104     1,234      1,335       1,459    1,653    1,847
                                 ------------------------------  --------------------------
   Net Book Value                $   529   $   473   $    424    $    399  $   455  $   411
                                 ==============================  ==========================
   Deprec Expense                $   163   $   206   $    101    $    124  $   194  $   194  $ 170
                                 ==============================  =====================================

Intangibles

   Gross Intangible              $   474   $   474   $    474    $    474  $   474  $   474
     Less Acc Amort                  216       242        255         268      294      320
                                 ------------------------------  --------------------------
   Net Book Value                $   258   $   232   $    219    $    206  $   180  $   154
                                 ==============================  ==========================
   Amort Expense                 $    26   $    26   $     13    $     13  $    26  $    26  $  30
                                 ==============================  =====================================
Deprec & Amort Expense           $   189   $   232   $    114    $    137  $   220  $   220  $ 200
                                 ==============================  =====================================



                                                   Actual
                                                   as of
                                                 8/31/2001
                                               -------------
Equity Value Assumptions
   Debt & Other Obligations
     Interest Bearing Debt                     $         280
     Contingent Liabilities (1)                          550
     Other                                                 -
                                               -------------
                                                         830
                                               -------------

   Less Cash
     Cash on Hand                                      3,170
     Assumed cash from exercise of
     options                                              17

     Assumed value of notes (2)                        2,780
                                               -------------
                                                       5,967
                                               -------------
   Net Debt                                    $      (5,137)
                                               =============


   Common Stock Equivalents (in
   thousands)
     Common Stock Outstanding                          5,121
     Stock issued re Other                                 -
                                               -------------
                                                       5,121

                                   Exercise $

     Options in the money: Plan 1    $  1.12              15
                           Plan 2    $  -                  -
                                               -------------
                                                          15
                                               -------------
   Total Common Stock Equivalents                      5,136
                                               =============

--------------------------------------------------------------------------------
(1) Guarantee of a plant purchase obligation to a third party.
(2) Based upon a collectibility and recovery analysis prepared in consultation with Company Management. See Note Receivable Summary Analysis.

Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
DISCOUNTED CASH FLOW ANALYSIS



Operating and Working Capital Assumptions - Revised Case
($ in thousands)

                                Actual                            Projected
                            --------------------------------------------------------------
                               FY ended      6 Mths    6 Mths      FY ended
                            February 28/29   Mar-Aug   Sep-Feb  February 28/29
                            --------------                      --------------    Terminal
                             2000     2001     2001     2002     2003     2004     Period
                            --------------------------------------------------------------
Growth Statistics and
Assumptions
   Revenue                    na      -6.0%     na     -53.6%   103.8%     0.1%
   Cost of Sales              na       0.3%     na     -53.5%   102.5%     0.0%
   Operating Expenses         na      -2.5%     na     -51.5%    89.7%     1.3%
   EBITDA                     na     -52.1%     na     -68.4%   269.5%    -5.2%
   EBIT                       na     -59.6%     na     -76.9%   433.1%    -6.5%
   After-tax Income
   before Inter               na     -69.7%     na     -66.3%   433.1%    -6.5%

Profitability
   Gross Margin              42.9%    39.1%    39.7%    38.9%    39.4%    39.4%
   EBITDA                    10.2%     5.2%     4.3%     3.5%     6.4%     6.1%
   EBIT                       9.2%     4.0%     3.0%     2.0%     5.2%     4.8%
   After-tax Income           5.1%     1.6%     1.1%     1.2%     3.1%     2.9%
   before Inter

Income Tax Expense and
Assumptions
   Statutory Tax Rate                                   39.5%    39.5%    39.5%
   Effective Tax Rate        44.7%    58.5%    63.1%    39.5%    39.5%    39.5%     39.5%

   Current Period Tax       $ 837    $ 442    $ 176   $   69   $  369    $ 345
   NOL Usage                   -        -                 -        -        -
                            --------------------------------------------------
     Income Tax Expense     $ 837    $ 442    $ 176   $   69   $  369    $ 345
                            ==================================================
   Ending NOL Balance                         $  -    $   -    $   -     $ -
                                              ================================

                                Actual                              Projected
                            ----------------------------------------------------------------
                               FY ended        6 Mths    6 Mths      FY ended
                            February 28/29     Mar-Aug   Sep-Feb  February 28/29
                            --------------                        --------------    Terminal
                             2000      2001      2001     2002     2003     2004     Period
                            ----------------------------------------------------------------
Non-Cash Working Capital
Assumptions
   Accounts Receivable (AR)
     AR Days Outstanding       59        68       na        65       65       65
     % of Sales              16.3%     18.7%      na      17.8%    17.8%    17.8%

   Inventory
     Days Inventory
     Outstanding               74        74       na        74       74       74
     % Cost of Sales         20.4%     20.3%      na      20.3%    20.3%    20.3%

   Prepayments
     % of Direct and Op
     Costs                    2.2%      0.7%      na       0.7%     0.7%     0.7%

   Accounts Payable (AP)
     AP Days Outstanding       22        12       na        12       12       12
     % of Direct and Op
     Costs                    6.1%      3.3%      na       3.3%     3.3%     3.3%

   Accrued Expenses & Other
     % of Direct and Op
     Costs                    8.6%      3.2%      na       3.2%     3.2%     3.2%

Changes in Non-Cash Net
Working Capital
   Accounts Receivables     $3,293  $ 3,568    $2,043  $ 3,205   $3,207   $3,209
   Inventory                 2,359    2,352     2,375    2,214    2,214    2,214
   Prepayments                 408      134       111      121      118      119
   Accounts Payables         1,111      597       286      568      554      557
   Accrued Expenses &
   Other                     1,567      570       730      553      539      542
                            ----------------------------------------------------
     Non-Cash Net WC        $3,382  $ 4,887    $3,513  $ 4,419   $4,446   $4,444
                            ====================================================
     % of EBITDA             164.1%   494.6%    893.9%  1416.3%   385.6%   406.7%
                            ====================================================
     Cash Flow (Used)
     Sourced by Non-Cash
     Net Wrkg Cap           $1,365  $(1,505)   $1,374  $  (906)  $  (27)  $    2     $   -
                            ===============================================================


--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
PREMIUMS PAID ANALYSIS

        . The premiums paid analysis involves the comparison of the consideration in the Proposed Transaction to the average closing price of the Company's common stock over varying time periods prior to November 16, 2001.

        . The premium in the Proposed Transaction is based on the consideration per share of $1.13.

        . It is noted that the per share consideration of $1.13 in the Proposed Transaction has represented a premium to the trading price of the Company's since June 2001; however, prior to such time, it would have represented a discount to the stock price for most of November 2000 - May 2001.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
PREMIUMS PAID ANALYSIS


Premiums Paid Analysis


Per Share Consideration                                    $    1.1300


                                                          Closing Price
                                                            per Share       Premium
                                                          -------------    ---------
As of November 16, 2001                                    $    0.6900         63.8%

Sensitivity Analysis:
           Prior Day Closing Price                         $    0.7000         61.4%

           Prior 5 Trading Day Average Closing Price       $    0.6140         84.0%

           Prior 10 Trading Day Average Closing Price      $    0.5970         89.3%

           Prior 20 Trading Day Average Closing Price      $    0.6165         83.3%

           Prior 30 Trading Day Average Closing Price      $    0.6503         73.8%

           Prior 60 Trading Day Average Closing Price      $    0.6843         65.1%

           Prior 90 Trading Day Average Closing Price      $    0.7677         47.2%

           Prior Six Month Average Closing Price           $    0.8666         30.4%

           Prior Year Average Closing Price                $    1.0869          4.0%


--------------------------------------------------------------------------------
Sources of information: Draft Agreement. Share price data provided by Commodity Systems, Inc.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
PREMIUMS PAID ANALYSIS


                    BCT International - Daily Premiums Paid
                     November 16, 2000 - November 16, 2001

Daily Exchange Premium/(Discount) Analysis                       Page 66



                               BCTI          Offer                  Premium/
                Date           Close         Price                 (Discount)
            ----------------------------------------              -----------
              16-Nov-01          0.69       $ 1.1300                   63.8%
              15-Nov-01           0.7       $ 1.1300                   61.4%
              14-Nov-01          0.56       $ 1.1300                  101.8%
              13-Nov-01          0.56       $ 1.1300                  101.8%
              12-Nov-01          0.56       $ 1.1300                  101.8%
               9-Nov-01           0.6       $ 1.1300                   88.3%
               8-Nov-01           0.6       $ 1.1300                   88.3%
               7-Nov-01           0.6       $ 1.1300                   88.3%
               6-Nov-01           0.6       $ 1.1300                   88.3%
               5-Nov-01           0.5       $ 1.1300                  126.0%
               2-Nov-01          0.66       $ 1.1300                   71.2%
               1-Nov-01          0.66       $ 1.1300                   71.2%
              31-Oct-01          0.66       $ 1.1300                   71.2%
              30-Oct-01          0.57       $ 1.1300                   98.2%
              29-Oct-01          0.55       $ 1.1300                  105.5%
              26-Oct-01          0.65       $ 1.1300                   73.8%
              25-Oct-01          0.65       $ 1.1300                   73.8%
              24-Oct-01          0.65       $ 1.1300                   73.8%
              23-Oct-01          0.65       $ 1.1300                   73.8%
              22-Oct-01          0.66       $ 1.1300                   71.2%
              19-Oct-01          0.66       $ 1.1300                   71.2%
              18-Oct-01          0.65       $ 1.1300                   73.8%
              17-Oct-01          0.75       $ 1.1300                   50.7%
              16-Oct-01          0.66       $ 1.1300                   71.2%
              15-Oct-01          0.75       $ 1.1300                   50.7%
              12-Oct-01          0.71       $ 1.1300                   59.2%
              11-Oct-01          0.71       $ 1.1300                   59.2%
              10-Oct-01           0.8       $ 1.1300                   41.3%
               9-Oct-01          0.78       $ 1.1300                   44.9%
               8-Oct-01          0.71       $ 1.1300                   59.2%
               5-Oct-01          0.71       $ 1.1300                   59.2%
               4-Oct-01          0.63       $ 1.1300                   79.4%
               3-Oct-01          0.63       $ 1.1300                   79.4%
               2-Oct-01          0.59       $ 1.1300                   91.5%
               1-Oct-01          0.58       $ 1.1300                   94.8%
              28-Sep-01          0.58       $ 1.1300                   94.8%
              27-Sep-01          0.58       $ 1.1300                   94.8%
              26-Sep-01          0.61       $ 1.1300                   85.2%
              25-Sep-01          0.75       $ 1.1300                   50.7%
              24-Sep-01          0.65       $ 1.1300                   73.8%
              21-Sep-01          0.65       $ 1.1300                   73.8%
              20-Sep-01          0.65       $ 1.1300                   73.8%
              19-Sep-01          0.63       $ 1.1300                   79.4%
              18-Sep-01          0.65       $ 1.1300                   73.8%
              17-Sep-01          0.57       $ 1.1300                   98.2%
              10-Sep-01          0.57       $ 1.1300                   98.2%
               7-Sep-01          0.76       $ 1.1300                   48.7%
               6-Sep-01          0.76       $ 1.1300                   48.7%
               5-Sep-01           0.8       $ 1.1300                   41.3%
               4-Sep-01           0.8       $ 1.1300                   41.3%
              31-Aug-01           0.8       $ 1.1300                   41.3%
              30-Aug-01          0.75       $ 1.1300                   50.7%
              29-Aug-01           0.9       $ 1.1300                   25.6%
              28-Aug-01           0.9       $ 1.1300                   25.6%
              27-Aug-01          0.84       $ 1.1300                   34.5%
              24-Aug-01          0.84       $ 1.1300                   34.5%
              23-Aug-01          0.84       $ 1.1300                   34.5%
              22-Aug-01          0.85       $ 1.1300                   32.9%
              21-Aug-01          0.85       $ 1.1300                   32.9%
              20-Aug-01          0.83       $ 1.1300                   36.1%
              17-Aug-01          0.85       $ 1.1300                   32.9%
              16-Aug-01          0.85       $ 1.1300                   32.9%
              15-Aug-01          0.85       $ 1.1300                   32.9%
              14-Aug-01          0.91       $ 1.1300                   24.2%
              13-Aug-01          0.86       $ 1.1300                   31.4%
              10-Aug-01          0.94       $ 1.1300                   20.2%
               9-Aug-01          0.94       $ 1.1300                   20.2%
               8-Aug-01          0.86       $ 1.1300                   31.4%
               7-Aug-01          0.87       $ 1.1300                   29.9%
               6-Aug-01          0.87       $ 1.1300                   29.9%
               3-Aug-01          0.87       $ 1.1300                   29.9%
               2-Aug-01          0.86       $ 1.1300                   31.4%
               1-Aug-01           0.9       $ 1.1300                   25.6%
              31-Jul-01          0.95       $ 1.1300                   18.9%
              30-Jul-01           0.9       $ 1.1300                   25.6%
              27-Jul-01          0.88       $ 1.1300                   28.4%
              26-Jul-01          0.85       $ 1.1300                   32.9%
              25-Jul-01          0.76       $ 1.1300                   48.7%
              24-Jul-01          1.01       $ 1.1300                   11.9%
              23-Jul-01          1.01       $ 1.1300                   11.9%
              20-Jul-01          1.01       $ 1.1300                   11.9%
              19-Jul-01          1.02       $ 1.1300                   10.8%
              18-Jul-01          1.03       $ 1.1300                    9.7%
              17-Jul-01          1.06       $ 1.1300                    6.6%
              16-Jul-01          1.04       $ 1.1300                    8.7%
              13-Jul-01          1.04       $ 1.1300                    8.7%
              12-Jul-01          1.04       $ 1.1300                    8.7%
              11-Jul-01          0.98       $ 1.1300                   15.3%
              10-Jul-01             1       $ 1.1300                   13.0%
               9-Jul-01          1.02       $ 1.1300                   10.8%
               6-Jul-01          1.03       $ 1.1300                    9.7%
               5-Jul-01           1.1       $ 1.1300                    2.7%
               3-Jul-01          1.08       $ 1.1300                    4.6%
               2-Jul-01           1.1       $ 1.1300                    2.7%
              29-Jun-01          1.03       $ 1.1300                    9.7%
              28-Jun-01          1.08       $ 1.1300                    4.6%
              27-Jun-01          0.95       $ 1.1300                   18.9%
              26-Jun-01          0.97       $ 1.1300                   16.5%
              25-Jun-01          0.97       $ 1.1300                   16.5%
              22-Jun-01          0.97       $ 1.1300                   16.5%
              21-Jun-01          0.96       $ 1.1300                   17.7%
              20-Jun-01          0.98       $ 1.1300                   15.3%
              19-Jun-01             1       $ 1.1300                   13.0%
              18-Jun-01          1.01       $ 1.1300                   11.9%
              15-Jun-01          1.05       $ 1.1300                    7.6%
              14-Jun-01          1.05       $ 1.1300                    7.6%
              13-Jun-01          1.05       $ 1.1300                    7.6%
              12-Jun-01             1       $ 1.1300                   13.0%
              11-Jun-01          0.91       $ 1.1300                   24.2%
               8-Jun-01          1.01       $ 1.1300                   11.9%
               7-Jun-01          1.02       $ 1.1300                   10.8%
               6-Jun-01          1.03       $ 1.1300                    9.7%
               5-Jun-01          1.16       $ 1.1300                   -2.6%
               4-Jun-01          1.27       $ 1.1300                  -11.0%
               1-Jun-01          1.26       $ 1.1300                  -10.3%
              31-May-01          1.26       $ 1.1300                  -10.3%
              30-May-01          1.15       $ 1.1300                   -1.7%
              29-May-01          1.12       $ 1.1300                    0.9%
              25-May-01          1.26       $ 1.1300                  -10.3%
              24-May-01          1.26       $ 1.1300                  -10.3%
              23-May-01           1.4       $ 1.1300                  -19.3%
              22-May-01           1.4       $ 1.1300                  -19.3%
              21-May-01           1.4       $ 1.1300                  -19.3%
              18-May-01          1.26       $ 1.1300                  -10.3%
              17-May-01          1.26       $ 1.1300                  -10.3%
              16-May-01          1.29       $ 1.1300                  -12.4%
              15-May-01           1.3       $ 1.1300                  -13.1%
              14-May-01          1.24       $ 1.1300                   -8.9%
              11-May-01          1.29       $ 1.1300                  -12.4%
              10-May-01          1.29       $ 1.1300                  -12.4%
               9-May-01           1.3       $ 1.1300                  -13.1%
               8-May-01           1.3       $ 1.1300                  -13.1%
               7-May-01          1.31       $ 1.1300                  -13.7%
               4-May-01          1.22       $ 1.1300                   -7.4%
               3-May-01          1.22       $ 1.1300                   -7.4%
               2-May-01          1.22       $ 1.1300                   -7.4%
               1-May-01          1.25       $ 1.1300                   -9.6%
              30-Apr-01          1.25       $ 1.1300                   -9.6%
              27-Apr-01          1.25       $ 1.1300                   -9.6%
              26-Apr-01          1.25       $ 1.1300                   -9.6%
              25-Apr-01          1.25       $ 1.1300                   -9.6%
              24-Apr-01          1.25       $ 1.1300                   -9.6%
              23-Apr-01          1.25       $ 1.1300                   -9.6%
              20-Apr-01           1.4       $ 1.1300                  -19.3%
              19-Apr-01           1.4       $ 1.1300                  -19.3%
              18-Apr-01          1.25       $ 1.1300                   -9.6%
              17-Apr-01          1.19       $ 1.1300                   -5.0%
              16-Apr-01          1.19       $ 1.1300                   -5.0%
              12-Apr-01          1.19       $ 1.1300                   -5.0%
              11-Apr-01          1.11       $ 1.1300                    1.8%
              10-Apr-01          1.11       $ 1.1300                    1.8%
               9-Apr-01           1.1       $ 1.1300                    2.7%
               6-Apr-01        0.9375       $ 1.1300                   20.5%
               5-Apr-01        1.0625       $ 1.1300                    6.4%
               4-Apr-01             1       $ 1.1300                   13.0%
               3-Apr-01             1       $ 1.1300                   13.0%
               2-Apr-01        1.0938       $ 1.1300                    3.3%
              30-Mar-01        1.1562       $ 1.1300                   -2.3%
              29-Mar-01        1.1562       $ 1.1300                   -2.3%
              28-Mar-01        1.1562       $ 1.1300                   -2.3%
              27-Mar-01        1.1875       $ 1.1300                   -4.8%
              26-Mar-01        1.1875       $ 1.1300                   -4.8%
              23-Mar-01        1.2188       $ 1.1300                   -7.3%
              22-Mar-01        1.2188       $ 1.1300                   -7.3%
              21-Mar-01          1.25       $ 1.1300                   -9.6%
              20-Mar-01        1.3125       $ 1.1300                  -13.9%
              19-Mar-01        1.3125       $ 1.1300                  -13.9%
              16-Mar-01        1.3125       $ 1.1300                  -13.9%
              15-Mar-01         1.375       $ 1.1300                  -17.8%
              14-Mar-01         1.375       $ 1.1300                  -17.8%
              13-Mar-01         1.375       $ 1.1300                  -17.8%
              12-Mar-01         1.375       $ 1.1300                  -17.8%
               9-Mar-01         1.375       $ 1.1300                  -17.8%
               8-Mar-01         1.375       $ 1.1300                  -17.8%
               7-Mar-01         1.375       $ 1.1300                  -17.8%
               6-Mar-01         1.375       $ 1.1300                  -17.8%
               5-Mar-01           1.5       $ 1.1300                  -24.7%
               2-Mar-01        1.5625       $ 1.1300                  -27.7%
               1-Mar-01        1.5625       $ 1.1300                  -27.7%
              28-Feb-01        1.5625       $ 1.1300                  -27.7%
              27-Feb-01        1.4375       $ 1.1300                  -21.4%
              26-Feb-01        1.4375       $ 1.1300                  -21.4%
              23-Feb-01         1.375       $ 1.1300                  -17.8%
              22-Feb-01          1.25       $ 1.1300                   -9.6%
              21-Feb-01        1.2188       $ 1.1300                   -7.3%
              20-Feb-01          1.25       $ 1.1300                   -9.6%
              16-Feb-01          1.25       $ 1.1300                   -9.6%
              15-Feb-01        1.1875       $ 1.1300                   -4.8%
              14-Feb-01        1.1875       $ 1.1300                   -4.8%
              13-Feb-01        1.2188       $ 1.1300                   -7.3%
              12-Feb-01        1.2188       $ 1.1300                   -7.3%
               9-Feb-01          1.25       $ 1.1300                   -9.6%
               8-Feb-01         1.375       $ 1.1300                  -17.8%
               7-Feb-01         1.375       $ 1.1300                  -17.8%
               6-Feb-01          1.25       $ 1.1300                   -9.6%
               5-Feb-01        1.2812       $ 1.1300                  -11.8%
               2-Feb-01        1.2812       $ 1.1300                  -11.8%
               1-Feb-01         1.375       $ 1.1300                  -17.8%
              31-Jan-01         1.375       $ 1.1300                  -17.8%
              30-Jan-01         1.375       $ 1.1300                  -17.8%
              29-Jan-01        1.2812       $ 1.1300                  -11.8%
              26-Jan-01        1.2812       $ 1.1300                  -11.8%
              25-Jan-01        1.2188       $ 1.1300                   -7.3%
              24-Jan-01        1.3125       $ 1.1300                  -13.9%
              23-Jan-01        1.2812       $ 1.1300                  -11.8%
              22-Jan-01        1.3125       $ 1.1300                  -13.9%
              19-Jan-01        1.3125       $ 1.1300                  -13.9%
              18-Jan-01        1.3125       $ 1.1300                  -13.9%
              17-Jan-01        1.3125       $ 1.1300                  -13.9%
              16-Jan-01        1.3125       $ 1.1300                  -13.9%
              12-Jan-01        1.3125       $ 1.1300                  -13.9%
              11-Jan-01        1.3125       $ 1.1300                  -13.9%
              10-Jan-01        1.3125       $ 1.1300                  -13.9%
               9-Jan-01        1.3125       $ 1.1300                  -13.9%
               8-Jan-01        1.3125       $ 1.1300                  -13.9%
               5-Jan-01        1.3438       $ 1.1300                  -15.9%
               4-Jan-01        1.3125       $ 1.1300                  -13.9%
               3-Jan-01         1.375       $ 1.1300                  -17.8%
               2-Jan-01         1.375       $ 1.1300                  -17.8%
              29-Dec-00        1.3125       $ 1.1300                  -13.9%
              28-Dec-00        1.3125       $ 1.1300                  -13.9%
              27-Dec-00         1.375       $ 1.1300                  -17.8%
              26-Dec-00         1.375       $ 1.1300                  -17.8%
              22-Dec-00         1.375       $ 1.1300                  -17.8%
              21-Dec-00         1.375       $ 1.1300                  -17.8%
              20-Dec-00         1.375       $ 1.1300                  -17.8%
              19-Dec-00        1.4375       $ 1.1300                  -21.4%
              18-Dec-00           1.5       $ 1.1300                  -24.7%
              15-Dec-00         1.375       $ 1.1300                  -17.8%
              14-Dec-00         1.375       $ 1.1300                  -17.8%
              13-Dec-00         1.375       $ 1.1300                  -17.8%
              12-Dec-00        1.3125       $ 1.1300                  -13.9%
              11-Dec-00          1.25       $ 1.1300                   -9.6%
               8-Dec-00        1.1875       $ 1.1300                   -4.8%
               7-Dec-00        1.3438       $ 1.1300                  -15.9%
               6-Dec-00        1.3125       $ 1.1300                  -13.9%
               5-Dec-00        1.3125       $ 1.1300                  -13.9%
               4-Dec-00        1.3125       $ 1.1300                  -13.9%
               1-Dec-00        1.4375       $ 1.1300                  -21.4%
              30-Nov-00        1.5156       $ 1.1300                  -25.4%
              29-Nov-00        1.5156       $ 1.1300                  -25.4%
              28-Nov-00        1.4844       $ 1.1300                  -23.9%
              27-Nov-00        1.5625       $ 1.1300                  -27.7%
              24-Nov-00        1.5312       $ 1.1300                  -26.2%
              22-Nov-00        1.5312       $ 1.1300                  -26.2%
              21-Nov-00        1.5312       $ 1.1300                  -26.2%
              20-Nov-00        1.5625       $ 1.1300                  -27.7%
              17-Nov-00         1.625       $ 1.1300                  -30.5%
              16-Nov-00        1.5625

Premiums Paid Analysis

Per Share Consideration                                                  $  1.1300



                                                                     Closing Price
                                                                       per Share                    Premium
                                                                     --------------              --------------
As of November 16, 2001                                                  $  0.6900                   63.8%

Sensitivity Analysis:

              Prior Day Closing Price                                    $  0.7000                   61.4%

              Prior 5 Trading Day Average Closing Price                  $  0.6140                   84.0%

              Prior 10 Trading Day Average Closing Price                 $  0.5970                   89.3%

              Prior 20 Trading Day Average Closing Price                 $  0.6165                   83.3%

              Prior 30 Trading Day Average Closing Price                 $  0.6503                   73.8%

              Prior 60 Trading Day Average Closing Price                 $  0.6843                   65.1%

              Prior 90 Trading Day Average Closing Price                 $  0.7677                   47.2%

              Prior Six Month Average Closing Price                      $  0.8666                   30.4%

              Prior Year Average Closing Price                           $  1.0869                    4.0%


BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
ACQUISITION PREMIUMS ANALYSIS

        . The acquisition premiums analysis involves the comparison of the premium in the Proposed Transaction to premiums in other transactions. Capitalink reviewed the premiums paid in two groups of acquisitions. It is noted that neither of the groups of acquisitions represent transactions comparable to the Proposed Transaction, as such comparable transactions could not be located:

                . Acquisitions since January 1, 2001 where the enterprise value of the acquired company was less than $25 million.

                . Acquisitions of minority interests since January 1999 with deal size less than $25 million.



        . Capitalink believes an examination of the premiums paid in the minority acquisitions are significant as, in the Proposed Transaction, the acquisition on its own does not convey control of the acquired company. The premium in such a scenario should not be as high as a situation where control is acquired.

        . Based on the premiums paid in the scenarios set forth above, Capitalink derived an implied range of per share market values in the Proposed Transaction (i.e., what the consideration in the Proposed Transaction would be if the premium was as noted in the low, mean, median, and high ranges of the selected acquisitions). The mean and medians of the implied value per share for the total market acquisitions ranged from $.96 - $1.20; and for the minority interest acquisitions, ranged from $.81 - $1.01.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
ACQUISITION PREMIUMS ANALYSIS


Acquisition Premiums Analysis

                                                           Prior One Day Prior 5 Day Prior 30 Day
                                                           ------------- ----------- ------------
  Share Price                                              $       0.69  $     0.60  $      0.66

  Transaction Premium (at $1.13 per Share Consideration)           63.8%       88.3%        71.2%


Using Recent Total Market Acquisition Premiums (1)
--------------------------------------------------------------------------------

  Acquisition Premium
     High                                          275.0%     455.6%
     Mean                                           73.5%      82.3%
     Median                                         51.7%      60.0%
     Low                                             3.8%     -19.8%

  Implied Range of Market Value per Share
     High                                       $   2.59  $    3.33
     Mean                                           1.20       1.09
     Median                                         1.05       0.96
     Low                                            0.72       0.48

--------------------------------------------------------------------------------


Using Recent Total Market, Minority Interest Acquisition Premiums (2)
--------------------------------------------------------------------------------

  Acquisition Premium
     High                                          286.7%     329.4%     260.8%
     Mean                                           46.6%      51.2%      53.1%
     Median                                         27.6%      34.5%      36.1%
     Low                                             0.0%       0.0%       9.5%

  Implied Range of Market Value per Share
     High                                       $   2.67  $    2.58  $    2.38
     Mean                                           1.01       0.91       1.01
     Median                                         0.88       0.81       0.90
     Low                                            0.69       0.60       0.72

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Includes all transactions since January 1, 2001 with enterprise value * $25 million.

(2) Includes all minority interest transactions since January 1, 1999 with a deal value * $25 million.

* represents less than sign


Sources of information: Commodity Systems, Inc, Mergerstat, Inc. and Bloomberg, LP.

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
ADJUSTED NET BOOK VALUE ANALYSIS

        . The adjusted net book value analysis is balance sheet-oriented methodology whereby a company's balance sheet is restated to fair market value. This involves the revaluation of the assets and liabilities recorded on the balance sheet, and the identification and valuation of otherwise unrecorded tangible and intangible assets and liabilities.

        . In the use of the adjusted net book value analysis, Capitalink assumed the value of the Company in an orderly liquidation. In such a liquidation scenario, Capitalink assumed that the assets are sold piecemeal, not as part of a mass assemblage. It is further assumed that the assets have been given adequate exposure in their normal secondary market, and there is an incurred liquidation cost.

        . Capitalink utilized the Company's balance sheet as of August 31, 2001, the latest available financial data prior to the date of the opinion. The balance sheet indicates a net book value, prior to any adjustment, of approximately $14.5 million.

        . Each of the adjustments are footnoted on the attached analysis; however, please note the following:

                . Both inventory and plant and equipment are discounted significantly based on their specialized natures and the existence of a limited marketplace.

                . The Company has an aggregate of $7,284,000 in notes receivable from 31 of its franchisees (the "Notes"). Based on discussions with Company management, Capitalink determined the payment probability for each of the Notes. Payment probability is based on a number of factors including, the franchisee's performance record, debt balances, management quality, and local market. In the aggregate, the payment probability was 52%, or receipt of $3,814,000 is expected, over the aggregate life of the Notes.

                . Additionally, based on discussions with Company management, it was determined that the Company would collect an aggregate $2,018,000 from the collateral and guarantees securing the

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
ADJUSTED NET BOOK VALUE ANALYSIS

            Notes. Therefore, over the aggregate life of the Notes, approximately $5,832,000 is expected to be collected, or 80% of the value of the Notes.

        . Utilizing the Company's weighted average cost of capital (as discussed in the discounted cash flow analysis) and applying the varying time horizons for each of the Notes, Capitalink derived the net present value of the amount anticipated to be collected. The net present value of the amount to be collected was calculated to be approximately $2,780,000, which is the adjusted amount reflected in the adjusted net book value analysis.

        . It is important to note that Capitalink derived payment probabilities of the Notes in conjunction with and based on discussions with management. Capitalink does not assure that the amounts noted herein will be collected.

  . The adjusted net book value of $6,516,000 would be further reduced by the liquidation costs of 20%, resulting in a fair market value of $5,213,000, or $.1.02 per share.

BCT International, Inc.                                            CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
ADJUSTED NET BOOK VALUE ANALYSIS

Adjusted Net Book Value Analysis
as of August 31, 2001
($ in thousands)

                                             |-----------------------------|
                                             |     Liquidation Premise     |
                                             | --------------------------- |
                                Unadjusted   |                             |
                                Book Value   | Adjs (1)   Notes   Adjusted |
                               ------------  |---------- ------- ----------|
Current Assets:                              |                             |
   Cash & Equivalents           $   2,823    | $      -           $  2,823 |
   Cash National Account              347    |     (149)    a          198 |
   Accounts Receivable, net         2,818    |   (1,409)    b        1,409 |
   Inventory                        2,375    |   (1,544)    c          831 |
   Assets Held For Sale               150    |     (150)    d            - |
   Prepaid Expenses                   111    |     (111)    e            - |
                                ----------   | ---------          -------- |
Total Current Assets                8,624    |   (3,363)             5,261 |
                                             |                             |
Long Term Assets:                            |                             |
   Net Property, Plant &              423    |     (275)    f          148 |
   Equipment                                 |                             |
   Notes Receivables, net           5,736    |   (2,956)    g        2,780 |
   Intangible Assets                  219    |     (219)    h            - |
   Security Deposits                   24    |         -    I           24 |
   Deferred Tax Assets              1,155    |   (1,155)    j            - |
                                ----------   | ---------          -------- |
Total Long Term Assets              1,398    |   (1,374)                24 |
                                ----------   | ---------          -------- |
                                             |                             |
Total Assets                    $  16,181    | $ (7,968)          $  8,213 |
                                ==========   | =========          ======== |
                                             |-----------------------------|



                                             |-----------------------------|
                                             |     Liquidation Premise     |
                                             | --------------------------- |
                                Unadjusted   |                             |
                                Book Value   | Adjs (1)   Notes   Adjusted |
                               ------------  |---------- ------- ----------|
                                             |                             |
Current Liabilities:                         |                             |
   Notes Payable, Current              86    |        -                 86 |
   Accounts Payable                   286    |     (149)    k          137 |
   Accured Expenses                   580    |        -                580 |
   Deferred Revenue, Current            -    |        -                  - |
                                ----------   | ---------          -------- |
Total Current Liabilities             952    |     (149)               803 |
                                             |                             |
Long Term Liabilities                        |                             |
   Notes Payable                      194    |        -                194 |
   Deferred Revenue                   487    |     (487)    l            - |
                                ----------   | ---------          -------- |
Total Long Term Liabilities           681    |        -                194 |
                                             |                             |
Contingent Liabilities                       |                             |
   Other                                -    |      700     m          700 |
                                ----------   | ---------          -------- |
Total Contingent Liabilities            -    |      700                700 |
                                ----------   | ---------          -------- |
                                             |                             |
Total Liabilities                   1,633    |        -              1,697 |
                                ----------   | ---------          -------- |
                                             |                             |
Net Book Value                  $  14,548    | $ (7,968)          $  6,516 |
                                ==========   | =========          ======== |
                                             |-----------------------------|

Adjusted Net Book Value                                              6,516
   Less Liquidation Costs (2)          20%                          (1,303)
                                                                  --------
                                                                  $  5,213
                                                                  ========

Fair Market Value

Number Outstanding Shares as of August 31, 2001   5,121
Fair Market Value, Per Share                                      $   1.02
                                                                  ========


Explanation of Notes:
a  Amounts due to franchises and to the national account.
b  Expect to collect 50% of total Accounts Receivable.
c  65% reduction due to specialized inventory and limited market.
d  Includes BCT's share of BCT Hawaii. FMV is negative.
e  No value under liquidation scenario.
f  65% reduction due to specialized assets and limited market.
g  Adjusted as per Notes analysis.
h  Consist of rights to franchise BCTs in Canada. No Liquidation value.
I  No value under liquidation scenario.
j  No value under liquidation scenario.
k  Corresponding liability removed as per adjustment in (a)
l  No value under liquidation scenario.
m Contingent liabilities include note guarantee for BUT 3039 and remaining office leases.
--------------------------------------------------------------------------------
(1)  Adjustments determined in discussions with Company Management.
(2)  Liquidation costs include legal, accounting, and adminstrative expenses.

Sources of Information: Company Financials and Management

BCT International, Inc.                                             CONFIDENTIAL
--------------------------------------------------------------------------------
VALUATION ANALYSIS
ADJUSTED NET BOOK VALUE ANALYSIS


Notes Receivable Summary Analysis
 as of August 31, 2001
($ in thousands)



Total Notes Receivable         $ 7,284
Number of Notes Receivable          31

 Largest Note Receivable       $   730
 Average Note Receivable       $   235
 Median Note Receivable        $   211
 Smallest Note Receivable      $     6



Collections and Recoveries (1)

                                        Percent                       Percent
                                       Collected      Net Present    Collected
                              Amount  or Recovered     Value (4)   or Recovered
                             -------  ------------    -----------  ------------

 Estimated Collections (2)   $ 3,814         52.4%    $     1,830         25.1%
 Estimated Recoveries (3)      2,018         27.7%            949         13.0%
                             -------  ------------    -----------  ------------
                             $ 5,832         80.1%    $     2,780         38.2%
                             =======  ============    ===========  ============




--------------------------------------------------------------------------------
(1) The collectibility and recovery analysis was prepared in consultation with Company Management.
(2) Represents estimated receipts during the term or any applicable default period.
(3) Represents estimated recovery, net of collection costs, from collateral or guarantees.
(4) Present value of receipts and recovery calculated at the Company's Weighted Average Cost of Capital (WACC). See DCF Analysis for WACC calculation.


Sources of Information: Company Financials and Management